QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Performance Sports Group Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPY — SUBJECT TO COMPLETION

September     •    , 2015

Fellow Shareholders:

        You are cordially invited to attend the 2015 Annual and Special Meeting of Shareholders of Performance Sports Group Ltd. at 9:00 a.m. (Eastern Time) on October 14, 2015, at the W Hotel New York — Downtown, 8 Albany Street, New York, New York 10006. The Board of Directors and management hope that you will be able to attend the Meeting.

        The attached Notice of Annual and Special Meeting of Shareholders and Proxy Statement describe the business to be conducted at the Meeting. Following the Meeting, we will also review the Company's Fiscal 2015 performance and discuss our plans to continue delivering value to you, our shareholders.

        As a shareholder, you will be asked to vote on a number of important matters, which are listed and detailed in the accompanying Notice of Annual and Special Meeting of Shareholders and Proxy Statement, including: the election of nine directors of the Company who will serve until the next annual shareholders meeting or until their successors are elected or appointed, the approval of the appointment of KPMG LLP as our auditor for the fiscal year ending May 31, 2016, the approval of our new omnibus equity incentive plan, the approval of certain amendments to our amended and restated articles, each as described in more detail in the Proxy Statement, and such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

        Finally, we encourage you to vote — regardless of the size of your share holdings. Please take the time to carefully read each of the proposals described in the Proxy Statement and cast your vote by following the instructions in the Proxy Statement sent to you.

        Your vote will be especially important at the Meeting. The Walter Graeme Roustan Trust (the "Roustan Trust") has notified the Company that the Roustan Trust intends to nominate W. Graeme Roustan ("Roustan") for election to your Board of Directors at the Meeting in opposition to the nominees recommended by our Board of Directors. You may receive a proxy statement and a proxy card from the Roustan Trust or Roustan. The Company is not responsible for the accuracy of any information provided by or relating to the Roustan Trust or Roustan contained in solicitation materials filed or disseminated by or on behalf of the Roustan Trust or Roustan or any other statements that the Roustan Trust or Roustan or their representatives may make.

        The Board of Directors does NOT endorse Roustan and unanimously recommends that you vote FOR the election of each of the nominees proposed by the Board of Directors. The Board of Directors strongly urges you to disregard any proxy or information that you receive from the Roustan Trust or Roustan. Only vote the WHITE Company proxy.

        I look forward to greeting those of you who are able to attend the Meeting.

        Thank you for your continued support of Performance Sports Group Ltd.

Sincerely,

Kevin Davis Chief Executive Officer

 Performance Sports Group Ltd.
100 Domain Drive
Exeter, New Hampshire 03833

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

        NOTICE IS HEREBY GIVEN that the 2015 Annual and Special Meeting (the "Meeting") of the holders (the "Shareholders") of common shares (the "Shares") of Performance Sports Group Ltd. (the "Company") will be held at 9:00 a.m. (Eastern Time) on October 14, 2015, at the W Hotel New York — Downtown, 8 Albany Street, New York, New York 10006, for the following purposes:

  1.
  To receive the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2015, together with the auditor's report thereon;

  2.
  To elect nine directors of the Company who will serve until the next annual meeting of Shareholders or until their successors are elected or appointed;

  3.
  To consider and, if thought advisable, approve, with or without variation, the appointment of an independent registered public accounting firm, KPMG LLP, as the Company's auditor for the fiscal year ending May 31, 2016;

  4.
  To consider and, if thought advisable, to approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex A to the Proxy Statement) the Company's new omnibus equity incentive plan;

  5.
  To consider and, if thought advisable, to approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex B to the Proxy Statement) an amendment to the Company's amended and restated articles (as amended, the "Articles") to increase the quorum requirement for meetings of Shareholders to 25% of the issued and outstanding Shares entitled to be voted and to set the quorum requirement for meetings of directors at a majority of the directors then in office, as well as make certain other related amendments;

  6.
  To consider and, if thought advisable, to approve, with or without variation, by special resolution (the full text of which is set forth in Annex C to the Proxy Statement) an amendment to remove references to proportionate voting shares from the Notice of Articles and the Articles and make certain other related amendments;

  7.
  To consider and, if thought advisable, to approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex D to the Proxy Statement) an amendment to the Articles to clarify that a notice, statement, report or other record required or permitted by the British Columbia Business Corporations Act or the Articles can also be delivered in a manner permitted by applicable securities legislation;

  8.
  To consider and, if thought advisable, to approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex E to the Proxy Statement) an amendment to the advance notice provisions in the Articles with respect to the nomination of directors;

  9.
  To consider and, if thought advisable, to approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex F to the Proxy Statement) an amendment to the indemnification provisions in the Articles; and

  10.
  To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

        The Board of Directors recommends a vote FOR each of the proposals listed in this Notice of Annual and Special Meeting of Shareholders. The accompanying Proxy Statement provides detailed information relating to each of the proposals to be considered at the Meeting and forms part of this Notice of Annual and Special Meeting of Shareholders.

i

        Please note that the Walter Graeme Roustan Trust (the "Roustan Trust") has notified the Company that it intends to nominate W. Graeme Roustan ("Roustan") for election to your Board of Directors at the Meeting. You may receive solicitation materials from the Roustan Trust or Roustan or their representatives seeking your proxy to vote for Roustan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS' NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE ROUSTAN TRUST OR ROUSTAN.

        You are a "Registered Shareholder" if your name appears on your Share certificate or if you are registered as the holder of the Shares in book-entry form. Registered Shareholders are requested to complete, date, sign and return (in the prepaid envelope provided for that purpose) the form of proxy for their Shares. You may also vote your Shares by proxy by appointing another person to attend the Meeting and vote your Shares for you. To be valid, the form of proxy must be signed and received by the proxy department of the Company's transfer agent, Equity Financial Trust Company, by mail at 200 University Avenue, Suite 300, Toronto, Ontario M5H 4H1, on the internet at www.voteproxyonline.com or by facsimile at 416-595-9593 not later than 9:00 a.m. (Eastern Time) on October 9, 2015, or if the Meeting is adjourned or postponed, not less than two business days before the time of any such adjourned or postponed Meeting. Failure to properly complete or deposit a proxy may result in its invalidation.

        You are a "Non-Registered Shareholder" if your broker or other financial intermediary holds your Shares for you. The Company is not sending its proxy-related materials directly to Non-Registered Shareholders. The Company will pay for the cost of intermediaries to deliver its proxy-related materials and the voting instruction form to Non-Registered Shareholders (both objecting beneficial owners and non-objecting beneficial owners). The Company will not reimburse Shareholders, nominees or agents for the cost incurred in obtaining authorization to execute forms of proxy from their principals or beneficial owners.

        The Board of Directors has fixed the close of business on August 28, 2015 as the record date for determining Shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Whether or not you expect to attend the Meeting, please exercise your right to vote. Shareholders who have voted by proxy may still attend the Meeting.

        If you have any questions, please contact D.F. King, our proxy solicitor assisting us in connection with the Meeting. Shareholders may call toll free at 1-866-521-4425 or by email at inquiries@dfking.com. Banks and brokers may call collect at 201-806-7301.

        We appreciate your continued support of Performance Sports Group Ltd.

By Order of the Board of Directors
Bernard McDonell Chair of the Board of Directors

Exeter, New Hampshire
September     •    , 2015

 YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF
THE PROXY CONTEST BEING CONDUCTED BY THE WALTER GRAEME ROUSTAN TRUST

        You may receive solicitation materials from a dissident Shareholder, the Walter Graeme Roustan Trust (the "Roustan Trust"), seeking your proxy to vote for W. Graeme Roustan ("Roustan") to become a member of our Board of Directors. THE BOARD OF DIRECTORS DOES NOT ENDORSE ROUSTAN AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE ROUSTAN TRUST OR ROUSTAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) VIA THE INTERNET, (2) BY FACSIMILE OR (3) BY SIGNING, DATING AND MARKING THE ENCLOSED PROXY FORM AND RETURNING IT IN THE PREPAID ENVELOPE PROVIDED. ANY REGISTERED SHAREHOLDER WHO IS PRESENT AT THE MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELING ANY PREVIOUS PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING.

        IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER FINANCIAL INTERMEDIARY, PLEASE FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTION FORM FURNISHED TO YOU BY SUCH BROKER OR OTHER FINANCIAL INTERMEDIARY. FOR MORE INFORMATION ON HOW TO VOTE YOUR SHARES, SEE "VOTING PROCEDURES" IN THE PROXY STATEMENT.

        We urge you to read the accompanying Proxy Statement carefully and in its entirety. If you have any questions concerning the accompanying Proxy Statement, would like additional copies of the accompanying Proxy Statement or need help voting your shares, please contact:

D.F. King
320 Bay Street
Toronto, ON M5H 4A6
North American Toll-free: 1-866-521-4425
Banks and brokers: 201-806-7301
Email: inquiries@dfking.com

Or

Performance Sports Group Ltd.
100 Domain Drive
Exeter, NH 03833-4801
Attention: Investor Relations
Telephone: (603) 610-5802
Email: investor@performancesportsgroup.com

        NO SECURITIES REGULATORY AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE.

 REPORTING CURRENCY

        The Company presents its consolidated financial statements in United States dollars. In this Proxy Statement, references to "$", "US$", "dollars" or "U.S. dollars" are to United States dollars and references to "Cdn$" and "Canadian dollars" are to Canadian dollars. Amounts are stated in U.S. dollars unless otherwise indicated.

        On May 29, 2015, the last trading day of the fiscal year ended May 31, 2015 ("Fiscal 2015"), the noon rate of exchange posted by the Bank of Canada for conversion of U.S. dollars into Canadian dollars was US$1.00 equals Cdn$1.2465.

Page
Policy and Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services	32
Audit and Related Fees	32
Auditor Independence	33
Report of the Audit Committee	33
Reliance on Certain Exemptions	33
PROPOSAL NO. 3 ADOPTION OF OMNIBUS EQUITY INCENTIVE PLAN	34
Omnibus Equity Incentive Plan	36
U.S. Federal Income Tax Consequences	42
Canadian Federal Income Tax Consequences	43
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM REQUIREMENT FOR MEETINGS OF EACH OF SHAREHOLDERS AND THE BOARD OF DIRECTORS	44
PROPOSAL NO. 5 APPROVAL OF AN AMENDMENT TO THE NOTICE OF ARTICLES AND THE ARTICLES TO REMOVE REFERENCES TO PROPORTIONATE VOTING SHARES	45
PROPOSAL NO. 6 APPROVAL OF AN AMENDMENT TO THE METHOD OF GIVING NOTICE IN THE ARTICLES	47
PROPOSAL NO. 7 APPROVAL OF AN AMENDMENT TO THE ADVANCE NOTICE PROVISIONS IN THE ARTICLES WITH RESPECT TO THE NOMINATION OF DIRECTORS	48
PROPOSAL NO. 8 APPROVAL OF AN AMENDMENT TO THE INDEMNIFICATION PROVISIONS IN THE ARTICLES	50
EXECUTIVE OFFICERS	51
Family Relationships	53
EXECUTIVE COMPENSATION	54
Introduction	54
Summary Compensation Table	54
Narrative Disclosure to Summary Compensation Table	54
Outstanding Share-Based Awards and Option-Based Awards	60
Securities Authorized for Issuance Under Equity Compensation Plans	61
Retirement Benefits	61
Employment Agreements, Termination Benefits, Change of Control and Other Benefits	61
Indemnification and Insurance	62
Interest of Certain Persons or Companies in Matters to be Acted Upon	63
Share Ownership Guidelines	63
Insider Trading Policy	63
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	64
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS	66
Registration Rights Agreement	66
Indemnification of Directors and Officers	66
Statement of Policy Regarding Transactions with Related Persons	66
OTHER MATTERS	67
Indebtedness of Directors and Executive Officers	67

v

Page
Interest of Informed Persons in Material Transactions	67
Section 16(a) Beneficial Ownership Reporting Compliance	67
Shareholders Sharing the Same Address; Householding	67
Shareholder Proposals	67
Fiscal Year 2015 Annual Report, SEC Filings and Additional Information	68
Other Business	68
Questions	68
Availability of Quarterly Financial Information	68
Approval by Directors	69
ANNEX A ORDINARY RESOLUTION APPROVING THE OMNIBUS EQUITY INCENTIVE PLAN	A-1
ANNEX B ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM FOR MEETINGS OF EACH OF SHAREHOLDERS AND THE BOARD OF DIRECTORS	B-1
ANNEX C SPECIAL RESOLUTION APPROVING AN AMENDMENT TO THE NOTICE OF ARTICLES AND THE ARTICLES TO REMOVE REFERENCES TO PROPORTIONATE VOTING SHARES	C-1
ANNEX D ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE METHOD OF GIVING NOTICE IN THE ARTICLES	D-1
ANNEX E ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE ADVANCE NOTICE PROVISIONS IN THE ARTICLES WITH RESPECT TO NOMINATION OF DIRECTORS	E-1
ANNEX F ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE INDEMNIFICATION PROVISIONS IN THE ARTICLES	F-1
ANNEX G OMNIBUS EQUITY INCENTIVE PLAN	G-1
ANNEX H SECOND AMENDED AND RESTATED ARTICLES	H-1
ANNEX I CORPORATE GOVERNANCE GUIDELINES	I-1
ANNEX J AUDIT COMMITTEE CHARTER	J-1

 PRELIMINARY COPY — SUBJECT TO COMPLETION

PROXY STATEMENT

VOTING PROCEDURES

        This Proxy Statement is being furnished to the holders (the "Shareholders") of common shares (the "Shares") of Performance Sports Group Ltd. (the "Company," "we," "us" or "our") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") and management of the Company, for use at the 2015 Annual and Special Meeting of Shareholders (the "Meeting") to be held at 9:00 a.m. (Eastern Time) on October 14, 2015, at the W Hotel New York — Downtown, 8 Albany Street, New York, New York 10006, or any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual and Special Meeting of Shareholders.

        Your vote is important. Whether or not you plan to attend the Meeting in person, it is important that your Shares be represented. This Proxy Statement and accompanying form of proxy or voting instruction form, as applicable, along with the Company's 2015 Annual Report on Form 10-K (the "Annual Report"), are being mailed on or about September 18, 2015, to Shareholders as of the Record Date (as defined below). If you are a Registered Shareholder, please submit your proxy as promptly as possible (1) via the Internet, (2) by facsimile or (3) by signing, dating and marking the enclosed proxy form and returning it in the prepaid envelope provided. In lieu of sending proxy-related materials directly to Non-Registered Shareholders, the Company will pay for the cost incurred by intermediaries to deliver the proxy-related materials and the voting instruction form to Non-Registered Shareholders (both objecting beneficial owners and non-objecting beneficial owners). If you are a Non-Registered Shareholder and your Shares are held in the name of a broker or other financial intermediary, please follow the voting instruction form furnished to you by such broker or other financial intermediary.

Why did I receive this Proxy Statement?

        The information contained in this Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors and management of the Company to be used at the Meeting and for the purposes set forth in the Notice of Annual and Special Meeting of Shareholders. The information included in this Proxy Statement relates to the proposals to be considered and voted on at the Meeting, the voting procedures, the compensation of directors and the Company's three most highly paid executive officers, and other required information.

Who will bear the expenses of this proxy solicitation?

        The costs of the Company's solicitation will be borne by the Company. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by certain of our regular employees without additional compensation. The Company intends to reimburse brokers or other financial intermediaries for their reasonable out-of-pocket expenses incurred in connection with the Company's solicitation of proxies for the Meeting. As a result of the potential proxy solicitation by the Walter Graeme Roustan Trust (the "Roustan Trust"), we may incur additional costs in connection with our solicitation of proxies. We have hired D.F. King ("D.F. King"), to assist us in the solicitation of proxies for a fee of up to $[    •    ] plus out-of-pocket expenses. D.F. King expects that approximately [    •    ] of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from Shareholders this year will significantly exceed those normally spent for an annual meeting. Such additional costs are expected to aggregate to approximately $[    •    ]. These additional solicitation costs are expected to include the fee payable to our proxy solicitor; fees of outside counsel and other advisors to advise the Company in connection with a contested solicitation of proxies; and increased mailing costs, such as the costs of additional mailings of solicitation material to Shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our Shares, as described above. To date, we have incurred approximately $[    •    ] of these solicitation costs.

When and where is the Meeting?

        The Meeting is scheduled to be held at 9:00 a.m. (Eastern Time) on October 14, 2015, at the W Hotel New York — Downtown, 8 Albany Street, New York, New York 10006, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders. The Company reserves the right to adjourn or postpone the Meeting if considered appropriate by the Board of Directors.

Who is entitled to vote?

        The Board of Directors has established the Record Date for the Meeting as the close of business on August 28, 2015 (the "Record Date"). Only Shareholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at the Meeting or any adjournment or postponement thereof. No Shareholders becoming Shareholders of record after that time will be entitled to vote at the Meeting or any adjournment or postponement thereof.

What constitutes a quorum at the Meeting?

        The transaction of business at the Meeting may occur only if a quorum is present. Under the Company's amended and restated articles (as amended, the "Articles"), two persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least five percent of the Shares constitute a quorum.

What proposals will be voted on at the Meeting?

        The following matters are scheduled to be voted on at the Meeting:

  •
  Proposal No. 1 (the election of each of the nine nominees as directors);

  •
  Proposal No. 2 (the approval of the appointment of an independent registered public accounting firm, KPMG LLP ("KPMG"), as the Company's auditor for the fiscal year ending May 31, 2016 ("Fiscal 2016"));

  •
  Proposal No. 3 (the approval of the Company's new omnibus equity incentive plan (the "Omnibus Equity Incentive Plan"));

  •
  Proposal No. 4 (the approval of an amendment to the Articles to increase the quorum for meetings of each of Shareholders and the Board of Directors);

  •
  Proposal No. 5 (the approval of an amendment to the Notice of Articles and the Articles to remove references to proportionate voting shares ("Proportionate Voting Shares"));

  •
  Proposal No. 6 (the approval of an amendment to the method of giving notice in the Articles);

  •
  Proposal No. 7 (the approval of an amendment to the Advance Notice Provisions (as defined below) in the Articles); and

  •
  Proposal No. 8 (the approval of an amendment to the indemnification provisions in the Articles).

        In addition, such other business as may properly come before the Meeting or any adjournment or postponement thereof may be voted on.

        The Roustan Trust, a Shareholder of the Company, has notified the Company that the Roustan Trust intends to nominate W. Graeme Roustan ("Roustan") for election to your Board of Directors at the Meeting in opposition to the nominees recommended by your Board of Directors. Roustan has NOT been endorsed by your Board of Directors, and your Board of Directors unanimously recommends a vote FOR each of your Board of Directors' nominees for director on the enclosed WHITE proxy card accompanying this proxy statement. Your Board of Directors unanimously recommends that you disregard and do not return any proxy card you receive from the Roustan Trust or Roustan. Voting to "withhold" with respect to Roustan on a proxy card sent to you by the Roustan Trust or Roustan is NOT the same as voting for your Board of Directors' nominees because a vote to "withhold" with respect to Roustan on the proxy card will revoke any proxy you previously submitted.

How does the Board of Directors recommend that I vote?

        The Board of Directors recommends a vote:

  •
  FOR Proposal No. 1 (the election of each of the nine nominees as directors);

  •
  FOR Proposal No. 2 (the approval of the appointment of an independent registered public accounting firm, KPMG, as the Company's auditor for Fiscal 2016);

  •
  FOR Proposal No. 3 (the approval of the Omnibus Equity Incentive Plan);

  •
  FOR Proposal No. 4 (the approval of an amendment to the Articles to increase the quorum for meetings of each of Shareholders and the Board of Directors);

  •
  FOR Proposal No. 5 (the approval of an amendment to the Notice of Articles and the Articles to remove references to Proportionate Voting Shares);

  •
  FOR Proposal No. 6 (the approval of an amendment to the method of giving notice in the Articles);

  •
  FOR Proposal No. 7 (the approval of an amendment to the Advance Notice Provisions in the Articles); and

  •
  FOR Proposal No. 8 (the approval of an amendment to the indemnification provisions in the Articles).

        As described above, the Roustan Trust has notified the Company that the Roustan Trust intends to nominate Roustan for election to your Board of Directors at the Meeting in opposition to the nominees recommended by your Board of Directors. Roustan has NOT been endorsed by your Board of Directors, and your Board of Directors unanimously recommends that you vote FOR each of your Board of Directors' nominees for director on the enclosed WHITE proxy card accompanying this proxy statement.

How do I know if I am a Registered Shareholder?

        You are a Registered Shareholder if your name appears on your Share certificate or if you are registered as the holder of Shares in book-entry form. If you are a Registered Shareholder of Shares, the proxy form is included in the proxy-related materials mailed to you.

        If you are a Registered Shareholder, you can vote in person at the Meeting or by proxy. Voting by proxy means that you are giving the person or people named on your proxy form (your proxyholders) the authority to vote your Shares for you at the Meeting or any adjournment or postponement thereof.

How do Registered Shareholders vote in person?

        If you are a Registered Shareholder and intend to be present and vote in person at the Meeting, you do not need to complete or return your proxy form. At the Meeting, you should see a representative of Equity Financial Trust Company, the Company's transfer agent. Voting in person at the Meeting can revoke any proxy you completed earlier upon your request.

How do Registered Shareholders vote by proxy?

        Complete and return the form of proxy in the prepaid envelope provided. The proxy must be executed by the Registered Shareholder or the attorney of such Registered Shareholder, duly authorized in writing.

        If you vote by proxy, the Company proxyholders named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxyholder. You may also vote your Shares by proxy by appointing another person to attend the Meeting and vote your Shares for you. This person does not have to be a Shareholder but must be present at the Meeting to vote your Shares. Write the name of the person you are appointing in the space provided. Complete your voting instructions and date and sign the form. Make sure that the person you appoint is aware that he or she has been appointed and attends the Meeting. At the Meeting, he or she should see a representative of Equity Financial Trust Company.

        If you are voting your Shares by proxy, the Company's transfer agent, Equity Financial Trust Company, must receive your signed proxy:

  1.
  by mail, using a proxy form, at 200 University Avenue, Suite 300, Toronto, Ontario M5H 4H1;

  2.
  on the internet at www.voteproxyonline.com; or

  3.
  by facsimile at 416-595-9593;

not later than 9:00 a.m. (Eastern Time) on October 9, 2015, or, if the Meeting is adjourned or postponed, not less than two business days before the time of any such adjourned or postponed Meeting. Failure to properly complete or deposit a proxy may result in its invalidation. The proxy voting deadline may be waived or extended by the Board of Directors in their discretion.

        The Shares represented by any proxies received will be voted for, against, withheld or abstained from voting, as the case may be, by the persons named in the Company's form of proxy in accordance with the direction of the Shareholder appointing them. In the absence of any direction to the contrary, the Company proxyholders named in the Company's form of proxy intend to vote the Shares represented by such proxies "FOR": Proposal No. 1 (the election of each of the nine nominees as directors); Proposal No. 2 (the approval of the appointment of an independent registered public accounting firm, KPMG, as the Company's auditor for the Fiscal 2016); Proposal No. 3 (the approval of the Omnibus Equity Incentive Plan); Proposal No. 4 (the approval of an amendment to the Articles to increase the quorum for meetings of each of Shareholders and the Board of Directors); Proposal No. 5 (the approval of an amendment to the Notice of Articles and the Articles to remove references to Proportionate Voting Shares); Proposal No. 6 (the approval of an amendment to the method of giving notice in the Articles); Proposal No. 7 (the approval of an amendment to the Advance Notice Provisions in the Articles); and Proposal No. 8 (the approval of an amendment to the indemnification provisions in the Articles.

Can Registered Shareholders revoke or change their vote?

        A Registered Shareholder completing and submitting the form of proxy may revoke it at any time before it has been exercised by:

  •
  completing a proxy form that is dated later than the proxy form you are revoking and mailing it to Equity Financial Trust Company so that it is received before 9:00 a.m. (Eastern Time) on October 9, 2015;

  •
  sending a revocation notice in writing to the Corporate Secretary of the Company at its registered office, which is located at 666 Burrard Street, Suite 1700, Vancouver, British Columbia, V6C 2X8, so that it is received at any time up to and including the last business day before the date of the Meeting. The notice can be from the Shareholder or the attorney of such Shareholder, duly authorized in writing; or

  •
  attending the Meeting and providing a revocation notice to the chair of the Meeting before any vote in respect of which the proxy has been given.

How do I know if I am a Non-Registered Shareholder?

        You are a Non-Registered Shareholder if your broker or other financial intermediary holds your Shares for you. In that case, you will not receive a proxy form from the Company. In most cases, you will receive a voting instruction form from your financial intermediary that allows you to provide your voting instructions by telephone, on the internet or by mail.

        If you are not sure whether you are a Registered Shareholder or a Non-Registered Shareholder, please contact the Company's transfer agent, Equity Financial Trust Company, at 200 University Avenue, Suite 300, Toronto, Ontario M5H 4H1 or by e-mail at TMXEinvestorservices@tmx.com.

How Do Non-Registered Shareholders vote?

        Applicable regulatory rules requires brokers and other financial intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders' meetings. Every broker or other financial intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the voting instruction form supplied to a Non-Registered Shareholder by its broker or other financial intermediary appears identical to the form of proxy provided to Registered Shareholders. However, its purpose is limited to instructing your broker or other financial intermediary, as the Registered Shareholder, how to vote on your behalf.

        Non-Registered Shareholders who receive a voting instruction form in the proxy-related materials should carefully follow the instructions provided to ensure their vote is counted.

How do Non-Registered Shareholders vote in person?

        Although Non-Registered Shareholders may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of CDS Clearing and Depository Services Inc., The Depositary Trust Company or their broker or other intermediary, a Non-Registered Shareholder may attend the Meeting as proxy holder for the Registered Shareholder and vote their Shares in that capacity. A Non-Registered Shareholder who wishes to attend the Meeting and indirectly vote their Shares as proxyholder for the Registered Shareholder, should enter their own name in the blank space on the voting instruction form provided and return the same to their broker or other intermediary in accordance with the instructions provided by such broker or other intermediary. At the Meeting, any such proxyholder should see a representative of Equity Financial Trust Company.

Can Non-Registered Shareholders change their vote?

        A Non-Registered Shareholder may change or revoke a voting instruction by following the instructions on the voting instruction form in sufficient time prior to the Meeting.

Does my broker or other financial intermediary have discretion to vote the Shares in my brokerage account (for U.S. Shareholders only)?

        If you hold your Shares through a broker or other financial intermediary, your broker or other financial intermediary will not be permitted to vote on your behalf on most of the matters presented at the Meeting, including the election of directors, unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your Shares.

        Generally, Canadian securities laws and New York Stock Exchange ("NYSE") rules prohibit brokers from voting on any of the proposals without receiving voting instructions from the Non-Registered Shareholders, except that U.S. brokers will have discretionary authority to vote uninstructed Shares only with respect to the appointment of KPMG, in accordance with NYSE rules. As brokers and other financial intermediaries generally may not vote your Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described below), we encourage you to provide voting instructions to your broker or other financial intermediary before the date of the Meeting. See "— How are votes counted?" below.

        If you have any questions about this rule or the proxy voting procedures in general, please contact the broker or other financial intermediary where you hold your Shares. The Securities and Exchange Commission (the "SEC") also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a Shareholder.

What if additional proposals are presented at the Meeting?

        The form of proxy and any voting instructions submitted confer discretionary authority upon the persons named therein with respect to matters not specifically mentioned in the Notice of Annual and Special Meeting of Shareholders but which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, and with respect to amendments to or variations of matters identified in the Notice of Annual and Special Meeting of Shareholders. As at the date hereof, management knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Annual and Special Meeting of Shareholders and routine matters incidental to the conduct of the Meeting. If any further or other business is properly brought before the Meeting, it is intended that the persons appointed as proxy will vote on such other business in such manner as such persons then consider to be proper.

How are votes counted?

        Other than Proposal No. 1 (the election of each of the nine nominees as directors) and Proposal No. 5 (the approval of an amendment to the Notice of Articles and the Articles to remove references to Proportionate Voting Shares), all other proposals that are scheduled to be voted upon at the Meeting are ordinary resolutions.

Ordinary resolutions are passed by a simple majority of votes cast in person or by proxy at the Meeting. If more than half of the votes cast are cast in favor, the ordinary resolution passes. Special resolutions are passed by not less than two-thirds of the votes cast in person or by proxy at the Meeting. If two-thirds of the votes cast are in favor, the special resolution passes. Under the British Columbia Business Corporations Act ("BCBCA"), director elections are based on the plurality system, where Shareholders vote for or withhold their votes for a director. Votes withheld are not counted, with the result that, technically, a director could be elected to the Board of Directors with just one vote in favor; however, pursuant to the Company's Majority Voting Policy, if a nominee in an uncontested election does not receive at least the majority of the votes cast (including votes "for" and votes "withheld"), such director is required to promptly tender his or her resignation from the Board of Directors. However, under our Majority Voting Policy, because we have received notice from the Roustan Trust that the Roustan Trust intends to nominate Roustan for election to our Board of Directors in opposition to the nominees recommended by our Board of Directors, the provisions of our Majority Voting Policy relating to majority voting for directors will not be applicable to the Meeting and, pursuant to our Majority Voting Policy, plurality voting will apply. Accordingly, the nine nominees for director who receive the most votes of all votes cast for directors will be elected. As described above, broker non-votes do not constitute a vote "for" or "withheld" with respect to a director. In the event the Roustan Trust were to withdraw Roustan as a nominee, such that there would no longer be a contested election, the majority voting provisions of our Majority Voting Policy would apply. The Company's Majority Voting Policy is described in more detail under the heading "Proposal No.1 Election of Directors — Majority Voting Policy" below.

        For U.S Shareholders only, a broker "non-vote" occurs when a nominee holding Shares for a Non-Registered Shareholder does not vote on a particular proposal because the nominee does not have discretionary voting power on that item (pertaining to a "non-routine" matter) and has not received instructions from the Non-Registered Shareholder. Each of the proposals, other than Proposal No. 2 (the approval of the appointment of an independent registered public accounting firm, KPMG, as the Company's auditor for Fiscal 2016), is a "non-routine" matter and could result in broker "non-votes." Broker "non-votes" and the Shares with respect to which a Shareholder abstains to vote are included in determining whether a quorum is present, but are not deemed as "votes cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval by ordinary or special resolutions (other than Proposal No. 2) and, therefore, do not act as a yes or no vote on the matters to be considered at the Meeting.

        It will NOT help to elect all nominees recommended by your Board of Directors if you sign and return a proxy card sent by the Roustan Trust or Roustan, even if you withhold with respect to Roustan using such proxy card. Doing so will cancel any previous vote you may have cast on our WHITE proxy card. The only way to support all of your Board of Directors' nominees is to vote FOR the Board of Directors' nominees on our WHITE proxy card and to disregard, and not return, any proxy card that you receive that is not a WHITE proxy card, including any proxy card that you receive from the Roustan Trust or Roustan.

Voting Shares

        The Company's authorized share capital consists of an unlimited number of Shares and an unlimited number of Proportionate Voting Shares. As of the Record Date, the Company had 45,552,180 issued and outstanding Shares. No Proportionate Voting Shares are currently issued and outstanding.

Voting Rights

        The Shares carry one vote per Share for all matters coming before Shareholders. The holders of Shares are entitled to receive notice of any meeting of Shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.

Ownership of Shares of the Company

        As of the record date, to the Company's knowledge, no person or company owned beneficially, directly or indirectly, or controlled or directed more than 10% of the Shares. See "Security Ownership of Certain Beneficial Owners and Management."

        If you have any questions or need assistance voting, please contact D.F. King, our proxy solicitor assisting us in connection with the Meeting. Shareholders may call toll free at 1-866-521-4425 or by email at inquiries@dfking.com. Banks and brokers may call collect at 201-806-7301.

 BACKGROUND OF THE SOLICITATION

        On April 17, 2008, an investor group led by Kohlberg & Company ("Kohlberg"), a leading private equity firm, purchased Bauer Hockey from Nike, Inc.

        Kohlberg funded the acquisition of Bauer Hockey, along with the participation of members of management, including Mr. Davis. W. Graeme Roustan, who was named as Chairman of Bauer Hockey in April 2008, did not make any financial investment. Instead, Mr. Roustan entered into a consulting agreement with the Company and received grants of stock options (the "Roustan Options"). Mr. Roustan subsequently transferred the Roustan Options to the Roustan Trust.

        Under new ownership and led by new management, including Kevin Davis as President and Chief Executive Officer and Amir Rosenthal as Chief Financial Officer and later President, PSG Brands, the Company leveraged its hockey business management expertise and developed a platform upon which it commenced the Company's transformation from a single-sport hockey company to a multi-sport high-performance equipment manufacturer.

        In March 2011, the Company, then named Bauer Performance Sports Ltd., completed its initial public offering in Canada, listing its Shares on the Toronto Stock Exchange (the "TSX"). The Canadian initial public offering price was Cdn$7.50 per Share, which implied a market capitalization of approximately Cdn$236.5 million at such time. As a public company, management accelerated its pace of strategic accretive acquisitions. In June 2014, the Company completed its initial public offering in the United States, listing its Shares on the NYSE. The U.S. initial public offering price was $15.50 per Share, which implied a market capitalization of approximately $681 million at such time.

        In March 2011, at the time of the Company's initial public offering in Canada, Mr. Roustan's consulting arrangement was terminated, but he continued to serve as non-independent Chairman.

        On September 18, 2012, Mr. Roustan resigned as non-independent Chairman and withdrew his name for re-election as a director of the Company at the October 2012 annual and special meeting of Shareholders.

        On January 9, 2013, following Mr. Roustan's departure from the Board of Directors, the Company, Mr. Roustan and the Roustan Trust entered into an option-extension agreement pursuant to which the Company agreed to extend the expiration date of all of the Roustan Options held by the Roustan Trust. In consideration for such extension, Mr. Roustan agreed to certain restrictive covenants. He subsequently exercised the Roustan Options for Shares on a net exercise basis, without cash payment.

        On January 6, 2015, Mr. Roustan sent a letter to Mr. Bernard McDonell, Chairman of the Board of Directors, asking to be appointed to the Board of Directors effective as soon as possible. On January 15, 2015, Mr. McDonell responded to Mr. Roustan's letter, stating that his request had been referred to the Corporate Governance and Nominating Committee for consideration. Mr. McDonell subsequently informed Mr. Roustan that his request would be considered at the meeting of the Board of Directors that was scheduled to be held on April 8, 2015.

        On April 10, 2015, Mr. McDonell informed Mr. Roustan that the Board of Directors had considered his request and, based on the recommendation of the Corporate Governance and Nominating Committee, unanimously determined that it was not in the Company's best interest to recommend that Mr. Roustan be nominated to the Board of Directors.

        On May 11, 2015, Mr. Roustan delivered a letter to the Company questioning the propriety of the Company's imminent opening of its first "Own the Moment" Bauer Hockey retail store.

        On May 12, 2015, a Bauer Hockey customer informed the Company that a third-party consulting firm (the "Survey Consultant") was contacting the Company's customers and conducting a survey pertaining to the Company's "Own the Moment" Bauer Hockey retail store strategy, on behalf of a shareholder of the Company. Mr. Roustan subsequently acknowledged that he had retained the Survey Consultant. The Company was not involved in any way with the survey and was concerned that the actions of the Survey Consultant would adversely affect certain of its customer relationships.

        The Company's external counsel delivered letters to each of the Survey Consultant and Mr. Roustan's counsel expressing concern that the survey conducted by the Survey Consultant could cause harm to the

Company and that it was interfering with the Company's relationships with its customers. The Survey Consultant subsequently stopped conducting the survey.

        On June 5, 2015, representatives of the Company, including Mr. McDonell, Ms. Barsa, Mr. Nicholson, Mr. Davis and Mr. Wall, together with external counsel, met with Mr. Roustan and his representatives. At the meeting, the Company and its representatives confirmed to Mr. Roustan that the Board of Directors had no reason to reconsider Mr. Roustan's appointment to the Board of Directors, as it had received no new information subsequent to when Mr. Roustan's candidacy was previously considered at the April 8, 2015 meeting of the Board of Directors.

        On July 9, 2015, Mr. Roustan's counsel delivered a letter to the Company's external counsel requesting that the Roustan Options that Mr. Roustan had previously exercised be reinstated, and that Mr. Roustan be given two seats on the Board of Directors for himself and an unnamed second person.

        On August 7, 2015, the Company's external counsel delivered a letter to Mr. Roustan's counsel in response to the July 9, 2015 letter. The letter reiterated that the Roustan Options previously exercised no longer existed and could not be reinstated, because Mr. Roustan had already received the underlying Shares. The letter also stated that the Board of Directors had considered Mr. Roustan's request for two seats on the Board of Directors and determined there was no rationale to grant the request.

        In mid-August, one of Mr. Roustan's representatives approached outside counsel to the Company and suggested that Mr. Roustan would agree not to commence a proxy contest if the Company reimbursed Mr. Roustan for certain of his expenses. The Company considered the proposal, but was of the view that the amount requested by Mr. Roustan for expense reimbursement was too high. A counter-proposal was made to Mr. Roustan's representative, but it was rejected.

        On September 11, 2015, the Company received a notice from the Roustan Trust, dated as of August 31, 2015, indicating that the Roustan Trust intended to nominate Mr. Roustan to stand for election as a director at the Meeting and stating that the Roustan Trust would solicit proxies in support of such election.

        We are not responsible for the accuracy of any information provided by or relating to Roustan or the Roustan Trust contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Roustan or the Roustan Trust or any other statements that Roustan or the Roustan Trust may otherwise make. The Roustan Trust and Roustan choose which of our Shareholders will receive their proxy solicitation materials.

 FINANCIAL STATEMENTS

        The audited consolidated financial statements of the Company for the fiscal year ended May 31, 2015 ("Fiscal 2015"), together with the auditor's report thereon, will be submitted at the Meeting, but no vote thereon is required. These audited consolidated financial statements, together with the management's discussion and analysis thereon, may also be obtained on the Company's corporate website at www.performancesportsgroup.com, on the EDGAR website maintained by the SEC at www.sec.gov and on the SEDAR website maintained by the Canadian Securities Administrators ("CSA") at www.sedar.com. The Company's corporate website does not form part of this Proxy Statement.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Nine directors are to be elected at the Meeting, each of whom is to hold office until the end of the next annual meeting of Shareholders or until their successors are elected or appointed.

        All of the Board of Directors' nominees have established their eligibility and willingness to serve as directors. As of the date hereof, management of the Company does not expect that any of the Board of Directors' nominees will be unable to serve as a director. However, if, for any reason, at the time of the Meeting any of the Board of Directors' nominees are unable to serve and unless otherwise specified, it is intended that the persons designated in the Company's form of proxy will vote at their discretion for a substitute nominee or nominees.

        The Articles state that the Board of Directors must have a minimum of three and a maximum of ten directors. The Board of Directors has currently fixed the size of the Board of Directors at nine directors. At the Meeting, each of the persons identified in the section "Board of Directors and Corporate Governance" will be nominated for election as a director; all such nominees are presently directors of the Company. The directors are elected annually and, unless re-elected, retire from office at the end of the next annual meeting of Shareholders.

        The Board of Directors unanimously recommends that Shareholders use the enclosed WHITE proxy card to vote FOR each of the Board of Directors' nine nominees for director. The Roustan Trust, a Shareholder, has notified the Company that the Roustan Trust intends to nominate Roustan for election to your Board of Directors at the Meeting in opposition to the nominees recommended by your Board of Directors. As a result, the election of directors is considered a contested election, and the nine nominees receiving the largest pluralities of the votes cast will be elected, as described in more detail below.

        The Board of Directors unanimously recommends that you disregard any proxy card that may be sent to you by the Roustan Trust or Roustan. It will NOT help elect all nominees recommended by your Board of Directors if you sign and return a proxy card sent by the Roustan Trust or Roustan, even if you withhold with respect to Roustan using the Roustan Trust's proxy card. Doing so will cancel any previous vote you may have cast on our WHITE proxy card. The only way to support all of your Board of Directors' nominees is to vote FOR the Board of Directors' nominees on our WHITE proxy card and to disregard, and not return, any proxy card that you receive that is not a WHITE proxy card, including any proxy card that you receive from the Roustan Trust or Roustan.

Advance Notice Provisions

        On October 16, 2013, Shareholders approved an amendment to the Articles to include advance notice provisions (the "Advance Notice Provisions") in the Articles for the purpose of providing Shareholders, directors and management of the Company with a clear framework for nominating directors of the Company in connection with any annual or special meeting of Shareholders.

        The purpose of the Advance Notice Provisions is to (i) ensure that all Shareholders receive adequate notice of director nominations and sufficient time and information with respect to all nominees for appropriate deliberations and register an informed vote; and (ii) facilitate an orderly and efficient process for annual or special meetings of Shareholders of the Company. The Advance Notice Provisions fix the deadlines by which holders of record of Shares must submit director nominations to the Corporate Secretary of the Company prior to any annual or special meeting of Shareholders for an effective nomination to occur. No person will be eligible for election as a director of the Company unless nominated in accordance with the Advance Notice Provisions.

        In the case of an annual meeting of Shareholders, such as the Meeting, notice must be received by the Corporate Secretary of the Company at the principal executive office of the Company not later than 5:00 p.m. (Eastern Time) on the 30th day and not earlier than 9:00 a.m. (Eastern Time) on the 65th day before the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of Shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made. These provisions may preclude Shareholders from making nominations for directors at an annual or special meeting of Shareholders. The Board of Directors may, in its sole discretion, waive any requirement of the Advance Notice Provisions. For the purposes of the Advance Notice Provisions, "public announcement" means disclosure in a press release reported by a national news service in Canada, or in a document filed by the Company for public access under its profile on the SEDAR website maintained by the CSA at www.sedar.com.

        At the Meeting, the Company will be seeking approval from Shareholders to amend the Advance Notice Provisions to better reflect evolving corporate governance practices and to conform to current industry standards; however, such proposed amendments will not be effective unless and until Shareholder approval has been obtained in respect thereof and, therefore, such proposed amendments are not applicable in respect of this Meeting. See "Proposal No. 7 — Approval of an Amendment to the Advance Notice Provisions in the Articles with respect to the Nomination of Directors."

        The foregoing description of the Advance Notice Provisions is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Articles, which contain the full text of the Advance Notice Provisions, and which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

Majority Voting Policy

        In accordance with the TSX Company Manual, the Company has adopted a majority voting policy, as amended (the "Majority Voting Policy"), which requires that in an uncontested election of directors, if any nominee receives a greater number of votes "withheld" than votes "for," the nominee will tender a resignation to the Chair of the Board of Directors immediately following the meeting. As set out in the Majority Voting Policy, an "uncontested election" means an election where the number of nominees for director shall be equal to the number of directors to be elected, as determined by the Board of Directors. The Corporate Governance and Nominating Committee will consider the offer of resignation in a timely manner and shall make a recommendation to the Board of Directors. The Board of Directors will make a final decision on the resignation no later than within 90 days of the meeting, having considered the factors reviewed by the Corporate Governance and Nominating Committee, and is expected to accept the resignation except in situations where exceptional circumstances would warrant the director continuing to serve on the Board of Directors. A director who tenders his or her resignation will not participate in the Corporate Governance and Nominating Committee's or the Board of Directors' consideration of whether to accept the tendered resignation. The Board of Directors will promptly disclose its decision in a press release, and should, the Board of Directors decline to accept the resignation, the press release will fully state the reasons for its decision.

        The Majority Voting Policy does not apply where the number of nominees for election as a director exceeds the number of directors to be elected and/or an election involving a proxy battle, i.e., where proxy material is circulated and/or a solicitation of proxies is carried out in support of one or more nominees who are not director nominees supported by the Board of Directors or public communications are disseminated against one or more nominees who are supported by the Board of Directors. Because we have received notice from the Roustan Trust that the Roustan Trust intends to nominate Roustan for election to our Board of Directors at the Meeting in opposition to the nominees recommended by our Board of Directors, the provisions of our Majority Voting Policy relating to majority voting for directors will not be applicable to the Meeting and plurality voting will apply. Accordingly, the nine nominees for director who receive the most votes of all votes cast for directors will be elected. Broker non-votes do not constitute a vote "for" or "withheld" with respect to a director. In the event the Roustan Trust were to withdraw Roustan as a nominee, such that there would no longer be a contested election, the majority voting provisions of our Majority Voting Policy would apply.

        The foregoing description of the Majority Voting Policy is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Majority Voting Policy, a copy of which is available on the Company's corporate website at http://www.performancesportsgroup.com/site/downloads/2015-PSG-Majority-Voting-Policy.pdf.

Vote Required for Approval

        A plurality of the votes duly cast in person or by proxy by the Shareholders at the Meeting with respect to each director is required for the election of each director.

The Board of Directors unanimously recommends that Shareholders use the enclosed WHITE proxy card to vote FOR each of the Board of Directors' nine nominees for director, and unanimously recommends that you disregard any proxy card that may be sent to you by the Roustan Trust or Roustan. It will NOT help elect all nominees recommended by your Board of Directors if you sign and return a proxy card sent by the Roustan Trust or Roustan, even if you withhold with respect to Roustan using the Roustan Trust's proxy card. Doing so will cancel any previous vote you may have cast on our WHITE proxy card. The only way to support all of your Board of Directors' nominees is to vote FOR the Board of Directors' nominees on our WHITE proxy card and to disregard, and not return, any proxy card that you receive that is not a WHITE proxy card, including any proxy card that you receive from the Roustan Trust or Roustan.

         Unless a proxy specifies that the Shares it represents should be withheld from voting in respect of the election of directors or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the Company's form of proxy intend to vote FOR the election of each of the Board of Directors' nominees listed in this Proxy Statement.

 Board of Directors and Corporate Governance

Director Independence and Qualifications

        Each of the Board of Directors' nominees is currently a director of the Company. The Board of Directors has determined that eight of the nine current and incumbent directors (or 89% of the Board of Directors) have no material relationship with the Company either directly or indirectly and are "independent" within the meaning of the listing requirements of the NYSE and, where applicable, National Instrument 58-101 — Disclosure of Corporate Governance Practices ("NI 58-101") (such directors, the "Independent Directors"). Specifically, the Board of Directors has identified each of the directors, with the exception of Mr. Davis, who is not independent as he is the Company's Chief Executive Officer, as independent for the purposes of NI 58-101 and as an Independent Director as such term is defined by each of the NYSE Listed Company Manual and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Name	Independent	Non-Independent	Reasons for Non-Independence
Karyn Barsa	✓
Kevin Davis		✓	Chief Executive Officer
Joan Dea	✓
C. Michael Jacobi	✓
Paul Lavoie	✓
Larry Lucchino	✓
Matthew Mannelly	✓
Bernard McDonell (Chair)	✓
Bob Nicholson	✓

        The Chair of the Board of Directors, Bernard McDonell, is an Independent Director. The Independent Directors are entitled to hold in-camera sessions without management present at meetings of the Board of Directors, if considered necessary, and did so periodically throughout Fiscal 2015. At the committee level, all members on the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation Committee and the recently established Risk Committee, are Independent Directors. Each of the charters of the committees of the Board of Directors generally provides that the committee will be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties and all directors, officers and employees of the Company will be directed to cooperate as requested by the members of the committee. In addition, each committee has the authority to retain, at the Company's expense, independent legal, financial and other advisors, consultants and experts, to assist the committee in fulfilling its duties and responsibilities, including authority to retain and to approve any such firm's fees and other retention terms.

        Set forth below is certain information concerning the Board of Directors' nominees for election as directors of the Company, including information regarding each person's service as a director, business experience, director positions held currently or at any time during the last five years, equity ownership in the Company, and the experience, qualifications, attributes or skills on the basis of which the Corporate Governance and Nominating Committee and the Board of Directors determined that the person should serve as a director of the Company.

Karyn Barsa, 54 Utah, USA Director Since: 2014 Independent

Karyn Barsa has been a member of the Company's Board of Directors since May 2014. Ms. Barsa has led numerous global premium brands and has been a member of the board of directors of Deckers Outdoor Corporation since 2008. Ms. Barsa served as the CEO at Coyuchi, Inc. from 2009 to 2013 and has also served as the CEO of Investors' Circle and Smith & Hawken, Ltd. In addition to her Chief Executive roles, Ms. Barsa served as Chief Operating Officer and CFO at Patagonia, Inc. and was the founder of HeadStart Custom Helmets. Ms. Barsa has also held financial positions with Kerr Glass Manufacturing Company, Wells Fargo Bank, Tacoma Boatbuilding Corporation and Midland Capital. Ms. Barsa has over 20 years of experience in leading businesses with an emphasis on finance and operations, in both retail and wholesale.
Ms. Barsa received a Bachelor of Arts degree in Economics from Connecticut College and an MBA from the University of Southern California.

Ms. Barsa was selected to the serve on the Board of Directors because of her experience in the consumer goods, retail and financial sectors. Ms. Barsa's experience in the retail sector provides the Company with valuable expertise, especially in relation to the Company's hockey retail initiative.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	Deckers Outdoor Corporation (NYSE: DECK)

Nil	4,194	Nil

Committee Membership	Areas of Expertise

Compensation Committee (Chair)	Retail/Customer Experience	Compensation
Risk Committee	Governance and Regulatory	Strategy
Management/Leadership

Kevin Davis, 48 New Hampshire, USA Director Since: 2008 Non-Independent

Kevin Davis is currently the CEO of the Company, and from 2008 to June 1, 2015, he acted as President and CEO. Mr. Davis joined the Company in 2002 and has held positions of increasing responsibility over that time, including as the Chief Operating Officer from 2006 to 2008 and CFO from 2004 to 2006. Prior to joining the Company, Mr. Davis held senior finance positions in the medical device industry for Pathway Medical Technologies and Boston Scientific Corporation and in consumer products with The Gillette Company.

Mr. Davis received a Bachelor of Science degree from the University of Massachusetts and earned Certified Public Accountant (CPA) and Certified Management Accountant (CMA) designations while employed at Ernst & Young LLP.
As CEO, Mr. Davis' participation on the Board of Directors is critical. He has extensive knowledge of the Company's operations, brands and finances and leads the Company's strategic planning.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	None

38,274(1)	N/A	711,300(1)

Committee Membership	Areas of Expertise

None	Retail/Customer Experience	Management/Leadership
	Brand Product Marketing	Accounting/Financial
	Strategy	International Markets

(1)
These amounts include 4,102 Shares indirectly held by a family trust and options to purchase 711,300 Shares also indirectly held by such trust.

Joan Dea, 52 California, USA Director Since: 2015 Independent

Joan Dea is a director of Cineplex Inc. and Charles Schwab Bank and an investor. She also served as a director of Torstar Corporation from 2009 to 2015. Ms. Dea brings audit, compliance, compensation, nominating and governance committee experience and has more than 25 years of experience in the consumer retail and financial services sectors. She retired as Executive Vice President, Head of Strategic Management and Corporate Marketing from BMO Financial Group in 2008 where she was also a member of the Executive Committee. Prior to joining BMO, Ms. Dea held multiple positions with The Boston Consulting Group, where she advised Fortune 500 companies on issues of global competitiveness, leadership and performance in North America, Asia and Europe. She became a partner and director at Boston Consulting Group in 1994, was a leader in the Consumer Goods and Retail Practice, and founded the firm's Canadian Financial Services practice.
Ms. Dea received a Bachelor of Arts degree from Yale University and a Master of Science (with Distinction) from the London School of Economics.

Ms. Dea was selected to serve on the Board of Directors due to her vast experience in consumer retail, brand marketing and financial services, as well as her board experience with publicly traded companies in both Canada and the United States. In addition, Ms. Dea's extensive global expertise is also important as the Company seeks to continue its global growth.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	Cineplex Inc. (TSX: CGX)

Nil	1,504	Nil	Charles Schwab Bank (NYSE: SCHW)

Committee Membership	Areas of Expertise

Audit Committee	Retail/Customer Experience	Financial/Accounting
Risk Committee	Management/Leadership	Strategy
	Governance	Brand Marketing

C. Michael Jacobi, 73 Connecticut, USA Director Since: 2012 Independent

C. Michael Jacobi is the president of Stable House 1, LLC, a private company engaged in real estate development. He has extensive executive and director experience with major international companies, including previously serving as President and CEO of Timex Corporation, a leading worldwide manufacturer of watches. He also serves as Chair of the board of directors of Sturm, Ruger & Co., Inc., a company engaged in the manufacture and distribution of firearms. Mr. Jacobi previously was President and CEO at Katy Industries, Inc. and also currently serves on the board of directors of Webster Financial Corporation, KCAP Financial, Inc., and Corrections Corporation of America.
Mr. Jacobi received a Bachelor of Science degree from the University of Connecticut. He is a Certified Public Accountant.

Mr. Jacobi was selected to serve on the Board of Directors due to his extensive business, investment management and board governance experience, as well as financial expertise. His experience with large international companies is increasingly important as the Company continues to expand its global reach.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	Corrections Corp of America (NYSE: CXW)

Nil	18,257	Nil	KCAP Financial Inc. (NASDAQ: KCAP)
			Sturm, Ruger & Company (NYSE: RGR)
			Webster Financial Corporation (NYSE: WBS)

Committee Membership	Areas of Expertise

Audit Committee	Retail/Customer Experience	Management/Leadership
Corporate Governance and Nominating Committee (Chair)	Merchandising	Financial and Accounting
	Governance	International Markets

Paul Lavoie, 59 Toronto, Ontario Director Since: 2013 Independent

Paul Lavoie is the Chair of TAXI, a Montreal-based marketing and communications company which he co-founded in 1992. Mr. Lavoie has extensive experience in international marketing, integrated brand communications, and digital, print and broadcast production. Prior to co-founding TAXI, he held the positions of Creative Director for Cossette and Art Director for J. Walter Thompson. Mr. Lavoie currently serves on two not-for-profit boards as a member of the HEC's International Advisory Board and the Virginia Commonwealth University's Brand Center.
Mr. Lavoie attended Dawson College in Westmount, Quebec.

Mr. Lavoie was selected to serve on the Board of Directors due to his in-depth experience in branding and marketing, which is valuable given the Company's emphasis on brand marketing. In addition to providing marketing expertise, Mr. Lavoie brings a wealth of experience in the Quebec market, one of the key geographical areas for Bauer Hockey.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	None

Nil	12,485	Nil

Committee Membership	Areas of Expertise

Compensation Committee	Retail/Customer Experience	Strategy
Management/Leadership

Larry Lucchino, 69 Massachusetts, USA Director Since: 2014 Independent

A 35-year veteran executive of Major League Baseball, Larry Lucchino has served as a Director and the President/CEO of the Boston Red Sox since 2002. In July 2015, Lucchino announced that he would step down as President/CEO of the Red Sox at the end of the 2015 baseball season, though he will remain with the organization. Lucchino also serves as a Director of the Dana Farber Cancer Institute, as well as a Director of the Special Olympics. Mr. Lucchino previously served as President and CEO of the San Diego Padres from 1995-2001, President and CEO of the Baltimore Orioles from 1988 to 1993 and Vice-President/General Counsel and a Member of the board of directors of the Washington Redskins. Mr. Lucchino was formerly a Partner at Williams and Connolly, specializing in sports law and litigation.
Mr. Lucchino received a Bachelor of Arts degree from Princeton University and a Juris Doctor from Yale Law School.

Mr. Lucchino was selected to serve on the Board of Directors due to his unmatched baseball experience and expertise. In addition, Mr. Lucchino's legal experience and overall management expertise are important assets to the Company.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	None

Nil	2,196	Nil

Committee Membership	Areas of Expertise

Compensation Committee	Management/Leadership	Strategy
	Retail/Customer Experience	Team Sports
Legal

Matthew Mannelly, 58 Connecticut, USA Director Since: 2013 Independent

From September 2009 to June 1, 2015, Matthew Mannelly was the President and CEO of Prestige Brand Holdings, Inc. Mr. Mannelly has also served on the board of directors of Prestige Brands until his retirement on June 1, 2015. Mr. Mannelly has extensive experience in consumer products, packaged goods, sports and fitness and apparel. Prior to Prestige Brands, he was the CEO of Cannondale Bicycle Corporation. Mr. Mannelly has also held management positions in marketing and retail development for Nike, Gatorade, Quaker Oats and the U.S. Olympic Committee.
Mr. Mannelly received a Bachelor of Science degree in Economics from Boston College and an MBA in Marketing from the University of North Carolina at Chapel Hill.

Mr. Mannelly was selected to serve on the Board of Directors as a result of his extensive experience in consumer products, packaged goods, sports and fitness, and apparel. His marketing and retail experience for large global brands is extremely valuable to the Company.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	None

Nil	6,431	Nil

Committee Membership	Areas of Expertise

Corporate Governance and Nominating Committee	Retail/Customer Experience	Strategy
Risk Committee (Chair)	Management/Leadership	Sporting Goods
Governance

Bernard McDonell, 60 Ontario, Canada Director Since: 2011 Independent, Chair of the Board of Directors

Mr. McDonell is currently the Lead Director for First Capital Realty Ltd., an owner, developer and manager of urban rental centered properties and is chair of the compensation and corporate governance committee as well as a member of the executive committee for First Capital Realty Ltd. Mr. McDonell is also currently a Director of The Commonwell Mutual Insurance Group, a position he has held since January 2014. He was President of Provigo Inc., a food retailer owned by Loblaw Companies Inc. from 1999 to 2006. Mr. McDonell has also served as a Director of Investus Real Estate Inc., and as Vice Chairman and CEO of Capital Wapiti Inc., an industrial real estate company.
Mr. McDonell received a Bachelor of Commerce degree from Concordia University.

Mr. McDonell was selected to serve on the Board of Directors as a result of his vast experience across a wide variety of industries. Mr. McDonell's executive leadership experience, his knowledge of operational excellence and his history with the Company qualifies him to serve as Chairman of the Board.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	First Capital Realty Ltd. (TSX: FCR)

6,650	21,172	Nil

Committee Membership	Areas of Expertise

Audit Committee (Chair)	Retail/Customer Experience	Compensation
	Merchandising	Strategy
	Governance and Regulatory	Accounting
	Management/Leadership	Real Estate

Bob Nicholson, 62 British Columbia, Canada Director Since: 2011 Independent

Bob Nicholson is CEO and Vice-Chairman of the Oilers Entertainment Group, which is a new sports and entertainment company that owns and operates a variety of sports and entertainment assets, including the Edmonton Oilers, three minor league hockey teams and Rogers Place, which will be the new home of the Edmonton Oilers. In Mr. Nicholson's leadership role with the Oilers Entertainment Group, he will oversee the expansion of the group's major sponsorships and operations at Rogers Place when it opens in September 2016. He also serves as an Alternate Governor for the Edmonton Oilers on the NHL Board of Governors and as Vice-President of the International Ice Hockey Federation. Mr. Nicholson previously served from 1998 until June 2014 as President and CEO of Hockey Canada prior to which he was a senior vice-president of Hockey Canada from 1992 to 1998. As part of his responsibilities at Hockey Canada, Mr. Nicholson was involved in both the financial and operational side of the organization.
Mr. Nicholson attended Providence College in Providence, Rhode Island.
Mr. Nicholson was selected to serve on the Board of Directors due to his in-depth experience, relationships and history with ice hockey, which is a significant sport market for the Company.

Equity Ownership			Public Board Membership

Shares	DSUs	Options	None

Nil	8,830	Nil

Committee Membership	Areas of Expertise

Corporate Governance and Nominating Committee	Merchandising	Strategy
Compensation Committee	Team Sports	Sporting Goods
	Compensation	Management/Leadership
Human Resources

Corporate Governance Guidelines

        The Board of Directors is responsible for supervising the management of the Company's business and affairs. The Board of Directors' key responsibilities relate to the stewardship of management, generally through the CEO, to pursue the best interests of the Company, and include the following, among others:

  •
  review and approval of the strategic plan and, in relation thereto, approval of annual business and capital plans and policies and processes generated by management relating to the authorization of major investments and significant allocations of capital;

  •
  supervision of senior management and succession planning, including the appointment of the CEO and the Chair of the Board of Directors, and ensuring that other executives are in place for sound management;

  •
  ensuring that the Company has policies in accordance with the guidance set out under applicable U.S. and Canadian securities laws;

  •
  ensuring that the Company has risk management systems in place and also ensuring that the appropriate internal controls and corporate governance policies are in place;

  •
  ensuring a business ethics, compliance and corporate governance mindset and creation of a culture of integrity throughout the organization; and

  •
  review of the Company's Code of Business Conduct and Ethics and implementation procedures to ensure compliance.

        The Board of Directors is entitled to engage outside advisers, at the Company's expense, where, in the view of the Board of Directors, additional expertise or advice is required.

        The Company maintains separate Chair and CEO positions, which allows the Board of Directors to be more effective in overseeing the Company's affairs and holding management accountable for the Company's activities. Having an independent Chair of the Board of Directors fosters strong leadership and healthy discussion and avoids the potential for any conflict of interest. However, the Board of Directors believes that the Company and its Shareholders are best served by maintaining flexibility to have any director serve as Chair and therefore believes that a permanent policy on whether the Chair and CEO positions should be separated or combined is not appropriate.

        The Board of Directors has adopted a written position description for the Chair setting out the Chair's responsibilities, including leadership and governance of the Board of Directors, the promotion of corporate social responsibility, the facilitation of shareholder meetings, and the oversight of committees of the Board of Directors. The primary functions of the CEO are to lead the management of the Company's business and affairs, and to lead the implementation of the resolutions and the policies of the Board of Directors. As set out in the CEO's position description approved by the Board of Directors, the duties and responsibilities of the CEO include leadership and governance, strategic planning, business organization and development, and risk management and disclosure, among others.

        As discussed below, the Board of Directors has also adopted charters for each of its committees. These charters set out the key roles and responsibilities of each committee chair, which include duties relating to the setting of committee meeting agendas, preparing relevant information for distribution to committee members in advance of meetings, chairing committee meetings, reporting on committee activities to the Board of Directors, and working with the respective committee and management to ensure, to the greatest extent possible, the effective functioning of the committee.

        For a complete description of the Corporate Governance Guidelines, which function as the mandate for the Board of Directors, Shareholders should refer to Annex I to this Proxy Statement.

Board Meetings and Attendance

        Meetings of the Board of Directors are held at least quarterly, with additional meetings held depending on the state of the Company's affairs and in light of opportunities or risks which the Company faces. Pursuant to the Company's Corporate Governance Guidelines, directors are encouraged to attend the annual meeting of Shareholders and all or substantially all of the Board of Directors meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. In addition, independent directors have the opportunity to meet in-camera at each quarterly meeting or more frequently as they deem necessary. These executive sessions of the independent directors are currently presided over by the independent Chair of the Board of Directors.

        During Fiscal 2015, the Board of Directors held six regularly held meetings and six special meetings. With the exception of one member of the Board of Directors, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served.

        The following chart sets out the number and percentage of meetings attended by the Company's directors during Fiscal 2015:

Director	Board	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Overall Attendance
Karyn Barsa(1)	12/12 (100%)	—	5/5 (100%)	—	17/17 (100%)
Kevin Davis	12/12 (100%)	—	—	—	12/12 (100%)
C. Michael Jacobi	12/12 (100%)	5/5 (100%)	—	4/4 (100%)	21/21 (100%)
Paul Lavoie(2)	7/12 (58%)	—	—	—	7/12 (58%)
Matthew Mannelly(3)	11/12 (92%)	—	—	4/4 (100%)	15/16 (94%)
Bernard McDonell(4)	12/12 (100%)	5/5 (100%)	—	—	17/17 (100%)
Bob Nicholson(5)	10/12 (83%)	3/4 (75%)	5/5 (100%)	1/1 (100%)	19/22 (86%)
Larry Lucchino(6)	5/7 (71%)	—	1/1 (100%)	—	6/8 (75%)
Joan Dea(7)	2/3 (66%)	1/1 (100%)	—	—	3/4 (75%)
Christopher Anderson(8)	8/9 (89%)	—	4/4 (100%)	2/3 (67%)	14/16 (88%)
Samuel Frieder(9)	5/5 (100%)	—	—	—	5/5 (100%)

(1)
Karyn Barsa was appointed Chair of the Compensation Committee on February 4, 2015.

(2)
Mr. Lavoie was appointed to the Compensation Committee on April 10, 2015. No Compensation Committee meetings were held during the remainder of Fiscal 2015. Mr. Lavoie was not present at three special meetings of the Board of Directors, which were called on short notice. Mr. Lavoie did, however, receive updates from management in respect of such meetings and was consulted as necessary.

(3)
Matthew Mannelly was appointed to the Corporate Governance and Nominating Committee on June 13, 2014.

(4)
Bernard McDonell discontinued serving as a member of the Corporate Governance and Nominating Committee on June 13, 2014.

(5)
Bob Nicholson discontinued serving as a member of the Audit Committee and joined the Corporate Governance and Nominating Committee on February 4, 2015.

(6)
Larry Lucchino was appointed as a director on November 18, 2014 and joined the Compensation Committee on February 4, 2015.

(7)
Joan Dea was appointed as a director on February 4, 2015 and joined the Audit Committee on February 4, 2015.

(8)
Christopher Anderson resigned as a director on February 4, 2015.

(9)
Samuel Frieder discontinued serving as a member of the Compensation Committee on June 13, 2014 and resigned as a director on November 18, 2014.

Director Attendance at the Annual Meeting

        The Company encourages members of the Board of Directors to attend its annual Shareholder meeting. With the exception of one director, all of the Company's incumbent directors who were directors at the time of the 2014 annual meeting of Shareholders were in attendance at such meeting.

Director Compensation

        The directors' compensation program is designed to attract and retain qualified individuals to serve on the Board of Directors. The details of the Company's compensation program are listed below, outlining the retainers and fees to be paid to the members of the Board.

Annual Retainer	$
Non-Executive Chair	140,000	(1)
Independent Director	90,000
Independent Committee Members (per committee)	2,000
Independent Committee Chairs	5,000

Attendance Fees (per meeting of the Board of Directors)	$
Attended in Person	2,000
Attended Telephonically	500

(1)
This includes the annual retainer paid for being an Independent Director.

        Kevin Davis, the Company's CEO, did not receive any additional compensation for serving as a director of the Company. Representatives of the Kohlberg Funds did not receive any compensation while serving as directors of the Company.

        Under the 2014 DSU Plan, directors are required to receive between 50% to 100% of their compensation in the form of DSUs. In Fiscal 2015, a total of 30,706 DSUs were granted to Karyn Barsa, Joan Dea, Michael Jacobi, Paul Lavoie, Larry Lucchino, Matthew Mannelly, Bernard McDonell and Bob Nicholson.

        All directors are entitled to be reimbursed for expenses incurred by them in their capacity as directors.

        The table below sets out director compensation for Fiscal 2015:

Name	Fees earned or paid in cash(5) ($)	Total ($)
Bernard McDonell	$164,000	$164,000
C. Michael Jacobi	$106,500	$106,500
Bob Nicholson	$102,500	$102,500
Matthew Mannelly	$103,500	$103,500
Paul Lavoie	$99,500	$99,500
Karyn Barsa	$104,000	$104,000
Larry Lucchino(1)	$53,400	$53,400
Joan Dea(2)	$31,200	$31,200
Samuel Frieder(3)	—	—
Christopher Anderson(4)	—	—

(1)
Larry Lucchino was appointed as a director on November 18, 2014.

(2)
Joan Dea was appointed as a director on February 4, 2015.

(3)
Samuel Frieder resigned as a director on November 18, 2014.

(4)
Christopher Anderson resigned as a director on February 4, 2015.

(5)
The amounts set forth in this column include both fees paid in cash and cash fees that the directors elected to receive in the form of DSUs with respect to Shares. The cash fees deferred in the form of DSUs, and the number of DSUs so granted to each of the directors, were as follows: Mr. McDonell — $114, 800, or 6,904 DSUs, Mr. Jacobi — $106,500, or 6,410 DSUs, Mr. Nicholson — $51,200, or 3,069 DSUs, Mr. Mannelly — $51,700, or 3,109 DSUs, Mr. Lavoie — $99,500, or 5,964 DSUs, Ms. Barsa — $52,000, or 3,124, DSUs, Mr. Lucchino — $26,700, or 1,478 DSUs, and Ms. Dea — $15,600, or 836 DSUs.

(6)
See Board of Directors and Corporate Governance — Director Independence and Qualifications, above, for the total number of DSUs held by each non-employee director as of September 1, 2015.

Board Committees

        The Board of Directors oversees the risk management activities designed and implemented by management. The Board of Directors executes its oversight responsibility for risk management both directly and through the recently established standalone Risk Committee as well as the other committees of the Board of Directors.

        The Board of Directors has established the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and recently, the Risk Committee. The composition and responsibilities of each of the committees are described below. Members will serve on these committees until their resignation or otherwise determined by the Board of Directors.

Audit Committee

        The Company has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act and National Instrument 52-110 — Audit Committees ("NI 52-110"). The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things: (1) the Company's financial statements; (2) the integrity of the Company's internal control over financial reporting and management information systems; (3) the qualifications and independence of the Company's external auditor; (4) the performance of the Company's internal audit function and external auditor; and (5) any other matters assigned to the Audit Committee by the Board of Directors pursuant to the charter for the Audit Committee or as mandated by applicable laws, rules and regulations, including the TSX and NYSE listing standards. The Audit Committee met five times during Fiscal 2015.

        The Audit Committee currently consists of Messrs. McDonell (Chair) and Jacobi and Ms. Dea, each of whom is independent and financially literate. The Audit Committee may delegate any or all of its functions to any of its members or any sub-set thereof, from time to time as it sees fit; provided, that such subcommittees are composed entirely of directors who satisfy applicable independence standards. The Board of Directors has determined that all members of the Audit Committee qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership and within the meaning of NI 52-110. The relevant education and experience of each current member of the Audit Committee is described as part of his or her respective biography set out under the section "Board of Directors and Corporate Governance — Director Independence and Qualifications." Each of the Audit Committee members has an understanding of the accounting principles used to prepare financial statements and varied experience as to the general application of such accounting principles, as well as an understanding of the internal controls and procedures necessary for financial reporting. The Board of Directors has also determined that Mr. Jacobi qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").

        In Fiscal 2015, the Board of Directors adopted an updated written charter for the Audit Committee, which is available on the Company's corporate website at www.performancesportsgroup.com/site/downloads/Audit-Committee-Charter.pdf.

        The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee's performance on an annual basis. The Audit Committee is responsible for, among other things, reviewing the financial statements of the Company and public disclosure documents containing financial information and reporting on such review to the Board of Directors, ensuring that adequate procedures are in place for the review of the Company's public disclosure documents that contain financial information, overseeing the work and reviewing the independence of the external auditors and reviewing, evaluating and approving the internal control procedures that are implemented and maintained by management.

Compensation Committee

        The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things: (1) the establishment and administration of key human resources and compensation policies, including all incentive and equity-based compensation plans; (2) the performance evaluation of the CEO and the CFO; (3) the determination of the compensation and long-term goals and objectives for the CEO, the CFO and other executive officers of the Company; (4) succession planning, including the appointment, training and evaluation of executive officers; and (5) the compensation of each director. The Compensation Committee met five times during Fiscal 2015.

        The Compensation Committee currently consists of Ms. Barsa (Chair) and Messrs. Lavoie, Lucchino and Nicholson, each of whom is independent. The Compensation Committee may delegate any or all of its functions to any of its members or any sub-set thereof from time to time as it sees fit; provided, that such subcommittees are composed entirely of directors who satisfy applicable independence standards. In Fiscal 2015, the Board of Directors adopted an updated written charter for the Compensation Committee, which is available on the Company's corporate website at www.performancesportsgroup.com/site/downloads/Compensation-Committee-Charter.pdf. The Compensation Committee reviews and assesses the adequacy of its charter and the Compensation Committee's performance on an annual basis.

        On an annual basis, the Compensation Committee reviews, among other things, the corporate goals and performance objectives relevant to compensation for the CEO, CFO and other executive officers and evaluates such officers' performance in light of those goals and objectives and, in light of this review, determines and approves compensation for such officers. The Compensation Committee also reviews, from time to time as determined to be necessary, directors' compensation and, in the Compensation Committee's discretion, recommends any changes to the Board of Directors for consideration.

        The Compensation Committee reviews the Company's compensation policies, philosophies and programs to ensure that compensation for the directors and executive officers: properly reflects their respective duties and responsibilities; is competitive in attracting, retaining and motivating people of the highest quality; aligns the interests of the directors and executive officers and the Company as a whole; is based on established corporate and individual performance objectives; and supports the Company's overall business strategy. At least annually, the Compensation Committee reviews and discusses the material risks associated with the executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate any such risk.

Compensation Consultants

        In March 2014, Pearl Meyer & Partners ("PM&P") was retained directly by the Compensation Committee to assist with a review and evaluation of the Company's executive compensation program and to make recommendations, as appropriate, to the Compensation Committee. The services being provided by PM&P include, among others: reviewing and updating, as necessary, the Company's comparator group (which is made up of companies sharing activity, scope and/or financial characteristics with the Company), assessing the competitiveness of the Company's executive compensation program, reviewing the Company's short-term and long-term incentive plans, and participating in Compensation Committee meetings and calls, as requested. PM&P may also provide ongoing consulting support, as requested by the Compensation Committee from time to time and as needed.

        As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Compensation Committee has analyzed whether the work of PM&P as its compensation consultant raises any conflict of interest, taking into consideration the following factors, among others, under this rule: (i) PM&P does not provide any other services to the Company; (ii) the amount of fees from the Company paid to PM&P is less than 1% of PM&P's total revenue; (iii) PM&P's policies and procedures were designed to ensure independence; (iv) PM&P does not have any business or personal relationship with an executive officer of the Company or any member of the Compensation Committee; and (v) neither PM&P, nor any member of its consulting team, owns any stock of the Company.

        The Compensation Committee has determined, based on its analysis of the above factors, among others, that PM&P is independent of the Company and the work of PM&P (and the individual compensation advisors employed by PM&P) as compensation consultant to the Compensation Committee has not created any conflict of interest. The Compensation Committee will continue to monitor the independence of its compensation consultants on an annual basis.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among others things: (1) identifying individuals qualified to be nominated as members of the Board of Directors; (2) recommending to the Board of Directors qualifications for directors, including, among other things, the competencies, skills, business and financial experience, leadership roles and level of commitment required to fulfill Board of Directors responsibilities; (3) the structure and composition of Board of Director committees; (4) evaluating the performance and effectiveness of the Board of Directors and the contribution of the individual members of the Board of Directors as discussed under "Board of Directors and Committee Evaluation"; (5) developing and recommending to the Board of Directors for approval corporate governance guidelines applicable to the Company; and (6) reviewing and approving related-party transactions. The Corporate Governance and Nominating Committee met four times during Fiscal 2015.

        The Corporate Governance and Nominating Committee currently consists of Messrs. Jacobi (Chair), Mannelly and Nicholson, each of whom is independent. The Corporate Governance and Nominating Committee may delegate any or all of its functions to any of its members or any sub-set thereof from time to time as it sees fit; provided, that such subcommittees are composed entirely of directors who satisfy applicable independence standards. In Fiscal 2015, Board of Directors adopted an updated written charter for the Corporate Governance and Nominating Committee, which is available on the Company's corporate website at www.performancesportsgroup.com/site/downloads/CGN-Charter.pdf. The Corporate Governance and Nominating Committee reviews and assesses the adequacy of its charter and the Corporate Governance and Nominating Committee's performance on an annual basis.

        The Corporate Governance and Nominating Committee develops and periodically assesses the Company's policies and procedures with respect to the consideration of director nominees submitted by Shareholders of the Company and reviews the qualifications of such nominees pursuant to such policies and procedures. Shareholders may submit names of director candidates to the Corporate Governance and Nominating Committee or in accordance with the Advance Notice Provisions set out in the Articles. The process for Shareholders to use in submitting suggestions to the Corporate Governance and Nominating Committee in accordance with the Advance Notice Provisions is set forth under "Election of Directors — Advance Notice Provisions" and "Other Matters — Shareholder Proposals" in this Proxy Statement.

Risk Committee

        The purpose of the Risk Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's risk management framework and compliance functions by: (1) identifying and evaluating, in cooperation with management, the major strategic, operational, regulatory and reputational risks inherent in the business of the Company, (2) reviewing and discussing with management and the internal audit group the Company's internal control processes with respect to such risks and its risk assessment and risk management policies and (3) providing the Board of Directors with an overview of the Risk Committee's oversight and recommending specific critical enterprise risks and emerging risks that warrant the Board of Directors' oversight and attention. The Board of Directors, together with the Risk Committee, also considers specific risk topics, including risks associated with the Company's strategic plan, business operations and capital structure.

        The Risk Committee currently consists of Mr. Mannelly (Chair), Ms. Barsa and Ms. Dea, each of whom is independent. The Risk Committee may delegate any or all of its functions to any of its members or any sub-set thereof from time to time as it sees fit. The Board of Directors established the Risk Committee in August 2015, and adopted a written charter, which is available on the Company's corporate website at www.performancesportsgroup.com/site/downloads/Risk-Committee-Charter.pdf. The Risk Committee reviews and assesses the adequacy of its charter and the Risk Committee's performance on an annual basis.

        The Risk Committee performs, among others, the following functions and such responsibilities and duties as may be delegated to it by the Board of Directors from time to time to: (a) oversee the development of, and review, assess and discuss, as and when appropriate, with management, the Company's policies and processes related to enterprise risk assessment, management, reporting and response, including limits and tolerances, risk roles and responsibilities, risk appetite and profile and risk mitigation decisions; (b) ensure that the Company's business strategy and implementation is consistent with its risk policies, appetite and profile and that risk assessment is an integral aspect of the business strategic planning process; (c) review and evaluate management's implementation of the Company's risk strategy, including identification, assessment and monitoring of and response to the Company's major risks and (d) at the request of the Disclosure Committee, review the Company's disclosure of risks and uncertainties, and the identification of risks, assumptions and uncertainties and other cautionary statements, in filings with the SEC and CSA.

Other Committees

        The Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Committee Interlocks and Insider Participation

        During Fiscal 2015, none of the Company's officers or employees served as a member of any committee, including the Compensation Committee. None of the Company's executive officers currently serves, or in the past has served, as a member of a compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee or as a director of any entity that has one or more executive officers serving on the Compensation Committee.

Orientation and Continuing Education

        The Company has an orientation program for any new directors under which a new director will meet separately with the Chair of the Board of Directors and members of the senior executive team. A new director will be presented with a director manual that reviews Board of Directors policies and procedures, the Company's current strategic plan, financial plan and capital plan, the most recent annual and quarterly reports and materials relating to key business issues. The Chair of each committee is responsible for coordinating orientation and continuing director development programs relating to the committee's mandate. As of November 28, 2014, the Company determined that it no longer qualified as a "foreign private issuer" as such term is defined in Rule 405 under the Securities Act, which means that the Company is, among other things, now required to prepare its financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). In connection therewith, all members of the Board of Directors are currently expected to receive training and preparation sessions with respect to GAAP and related matters.

Code of Business Conduct and Ethics

        The Board of Directors approved the adoption of an amended written code of ethics titled, "Code of Business Conduct and Ethics" (the "Code of Conduct") on June 1, 2015, that applies to all of the Company's officers, directors, employees, consultants and contractors, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

        The objective of the Code of Conduct is to provide guidelines for maintaining the integrity, reputation, honesty, objectivity and impartiality of the Company, its subsidiaries and business units. The Code of Conduct addresses, among other topics, conflicts of interest, protection and proper use of the Company's assets, confidentiality, fair dealing with Shareholders, customers, suppliers, competitors, consultants and contractors and employees, anti-hedging and anti-pledging, compliance with laws and reporting any illegal or unethical behavior.

        As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid situations involving a conflict, or potential conflict, between their personal, family or business interests, and the interests of the Company and must promptly disclose any such conflict, or potential conflict, to the Company. The Board of Directors or the persons or committee appointed has the ultimate responsibility for the stewardship of the Code of Conduct.

        The Code of Conduct includes a "whistleblower" program for reporting violations of law, the Code of Conduct and the Company's other corporate governance policies, and encourages persons subject to the Code of Conduct to talk with appropriate personnel within the Company when in doubt about the best course of action in a particular situation. The Company has instituted an open door policy to invite personnel to share questions or concerns with their supervisors, human resources representatives or a member of the Company's legal department. In addition, the Company has set up a compliance hotline run by an independent call center, through which persons subject to the Code of Conduct may report their concerns.

        All persons subject to the Code of Conduct are required to provide, upon request, certification of compliance with the Code of Conduct, as well as compliance with all Company policies. The CEO is responsible for ensuring that certifications are obtained from time to time, as the CEO determines to be necessary, for all persons subject to the Code of Conduct and for providing written confirmation to the Board of Directors, upon the request of the Chair of the Board of Directors, that such certifications have been obtained and summarizing the results thereof. In the fiscal year ended May 31, 2014 ("Fiscal 2014"), the Company circulated and collected such certification forms from its worldwide employees and, in the case of new employees, including employees of newly acquired businesses, provided orientation on the Code of Conduct. The Company currently expects to collect certifications again from its worldwide employees in the current fiscal year.

        The foregoing description of the Code of Conduct is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Code of Conduct, a copy of which is available on the Company's corporate website at www.performancesportsgroup.com/site/downloads/Code-of-Conduct.pdf and available on EDGAR at www.sec.gov and SEDAR at www.sedar.com. The Code of Conduct is also available in print by writing to the following address: Performance Sports Group Ltd., 100 Domain Drive, Exeter, NH 03833-4801, Attn: General Counsel. If a waiver of the Code of Conduct is granted to any of the Company's directors, principal executive officer, principal financial officer, principal accounting officer or controller, any such waiver shall be disclosed in the manner required by applicable laws and regulations.

Anti-Corruption Policy

        The Company has adopted a written anti-corruption policy (the "Anti-Corruption Policy") that applies to all employees (including part-time and temporary employees) and directors of the Company and any of its subsidiaries. Third parties that perform services for or on behalf of the Company, such as suppliers, vendors, contractors and other business partners, are also required to comply with the Anti-Corruption Policy and to operate in a legal and ethical manner. The objective of the policy is to ensure that the Company conducts its business with high standards of ethical conduct, not permitting corrupt business practices, whether taken directly or indirectly through third parties, anywhere in the world. The Anti-Corruption Policy provides that the Company will not tolerate or permit bribery, corruption or unethical business practices of any kind. This applies to dealing with both government officials and commercial partners. The Company must comply with the policy regardless of local customs, regional practices, competitive conditions or perceived business necessity. The policy also provides that the Company may conduct due diligence on third-party business partners to confirm that their practices and policies are consistent with the Anti-Corruption Policy.

Considerations in Evaluating Director Nominees

        The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of Shareholders. The Corporate Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for board membership based upon an assessment of the independence, skills, qualifications and experience of the candidate and in a manner consistent with the criteria approved by the Board of Directors, including background and diversity, simultaneous service, financial literacy and character. Specifically, the Board of Directors seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. No director should serve on more than four other public company boards. No member of the Audit Committee should serve on more than two other public company audit committees. Directors should know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company. Directors should be persons of good character and thus should possess integrity, accountability, judgment, responsibility, high performance standards, commitment, enthusiasm and courage.

        The Corporate Governance and Nominating Committee has not identified specific minimum qualifications that must be met for a person to be considered as a candidate for director; however, the Corporate Governance and Nominating Committee and the Board of Directors believe that the Board of Directors should be composed of individuals with knowledge and experience in many substantive areas that impact the Company's business. The following areas are among the most important to us: retail/customer experience; merchandising; governance and regulatory; management/leadership; compensation; strategy; financial and accounting; sporting goods; and team sports. The Corporate Governance and Nominating Committee and the Board of Directors consider the independence, skills, qualifications, experience and diversity of the candidate in a manner consistent with the criteria approved by the Board, in considering candidates for directorship.

        We believe that all of the current members of the Board of Directors, each of whom is being nominated for election at the Meeting, possess the professional and personal qualifications necessary for board service, and have highlighted in the individual biographies above, under the heading "Director Independence and Qualifications", the specific experience, attributes and skills that led to the conclusion that each board member should serve as a director.

Diversity Policy

        The Company has adopted a written Diversity Policy (the "Diversity Policy"), which recognizes the importance and benefit of having a Board of Directors and a slate of executive officers comprised of highly talented and experienced individuals, with a view toward fostering and promoting diversity amongst members of Board of Directors and the Company's executive officers. The Diversity Policy mandates that the Board of Directors and its committees, as applicable, will, when identifying candidates for election to the Board of Directors or appointment as executive officers: (i) consider individuals who are highly qualified, based on their talents, experience, functional expertise and personal skills, character and qualities; (ii) consider criteria that promote diversity, including with regard to gender, ethnicity, age, national origin, disability, sexual orientation, and other dimensions; and (iii) consider the level of representation of women on the Board of Directors and in executive officer positions.

        The Board of Directors recognizes the benefits that diversity brings to the Company and will measure the effectiveness of the Diversity Policy as well as the annual and cumulative progress of the Company moving forward as the Board of Directors seeks to promote the objectives set out in the Diversity Policy. See "— Board Renewal." A key objective of the Diversity Policy is to bring that diversity of thought which the Board of Directors believes is fundamental to successful decision-making and stewardship. The Corporate Governance and Nominating Committee believes that the Board of Directors should be comprised of directors with a broad range of experience and expertise.

        Neither targets nor quotas relating to the identification and nomination of women directors or officers have been adopted to date as the Board of Directors believes the focus when filling vacancies on the Board of Directors or the executive team should remain on finding the best qualified candidates given the needs and circumstances of the Board of Directors. A nominee's diversity of gender, race, nationality, age, experience and other attributes has and will continue to be considered in the assessment of director nominees. The Company's formal processes for director and officer succession and recruitment expressly encourages the promotion of diversity as more fully outlined above.

        Currently, as to gender, the Board of Directors is comprised of two female directors (~22%) and seven male directors (~78%). Following the Meeting, assuming all of the Board of Directors' nominees are elected, the Board of Directors will continue to be comprised of two female directors (~22%) and seven male directors (~78%). As to gender, the Board of Directors and the Corporate Governance and Nominating Committee do consider gender, among other considerations, when identifying candidates for election or re-election to the Board of Directors and are receptive to increasing the representation of women on the Board of Directors as turnover occurs, taking into account the skills, background, experience and knowledge desired at that particular time by the Board of Directors and its Committees. See "— Board Renewal."

        With respect to executive officer positions, there are currently eight men (89%) and one woman (11%) with representation in the Company's senior leadership group. While the Company has also not adopted specific targets or quotas for gender diversity representation in executive roles, in appointing executive officers to the management team the Company considers the level of representation of women in executive officer positions, among other factors. In considering the level of representation of women in executive officer positions and identifying candidates for such positions, the Company takes into account the following factors:

  •
  the competencies and skills the executive team, as a whole, should possess;

  •
  the competencies, skills and personal and other diverse qualities the existing executive officers possess; and

  •
  the competencies, skills and personal and other diverse qualities required for new executive officers in order to add value to the Company in light of opportunities and risks facing the Company.

Board Renewal

        The Board of Directors has considered the issue of term limits and will continue to do so. At this time, given the Company has been operating as a public company for less than five years, the Board of Directors is of the view that this type of policy would not be appropriate for the Company. Rather, the Board of Directors is of the view that its current self-evaluation process is a more effective and transparent manner to ensure directors continue to add value and remain strong contributors and that the current composition of the Board of Directors reflects these objectives. The Board of Directors has, however, adopted a policy of mandatory retirement for directors such that no person shall be nominated by the Board of Directors to serve as a director after he or she has passed his or her 75th birthday, unless the Corporate Governance and Nominating Committee has voted, on an annual basis, to waive the mandatory retirement age for such director. The Board of Directors believes that this retirement policy, taken in conjunction with the Company's annual assessment process and Diversity Policy, ensures the natural evolution of the Board of Directors.

Board of Directors and Committee Evaluation

        The Board of Directors annually undertakes a process to assess the effectiveness of the Board of Directors and its Chair, the committees of the Board of Directors and their respective Chairs and individual directors. The Corporate Governance and Nominating Committee, on behalf of the Board of Directors, works with external counsel to undertake the assessment process as outlined in the table below:

Element Reviewed	Reviewed By	Actions and Outcome

Board of Directors	All Members of the Board	• Board members complete a detailed questionnaire which provides both assessments and qualitative commentary with respect to Board effectiveness.
• A report is prepared by external counsel and reviewed with the Board Chair and the Corporate Governance and Nominating Committee. The report is also provided to the full Board.
• Matters requiring follow-up are identified and action plans are developed and monitored by the Corporate Governance and Nominating Committee.

Board Committees	All Members of each Committee	• Members of each committee complete a detailed questionnaire which provides both assessments and qualitative commentary with respect to committee effectiveness.
• A report is prepared by external counsel and reviewed by the Chair of the Corporate Governance and Nominating Committee. Each report is also provided to all of the respective committee members.
• Committee Chairs discuss the results of the assessment with his or her Committee and agree on any required matters for follow-up or action plans, as appropriate.

Shareholder Recommendations for Nominations to the Board of Directors

        Pursuant to, and in accordance with, the Advance Notice Provisions set out in the Articles, Shareholder proposals for nominations to the Board of Directors must be received not later than 5:00 p.m. (Eastern Time) on the 30th day and not earlier than 9:00 a.m. (Eastern Time) on the 65th day before the date of the annual meeting; provided, however, if the first public announcement made by us with respect to the date of the annual meeting is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the day on which the first public announcement of the date of such annual meeting is made by us at 100 Domain Drive, Exeter, NH, 03833 or by facsimile, Attention: Corporate Secretary. Any Shareholder of record or beneficial owner of Shares proposing such a nomination must: (i) be a Shareholder of record on the date of the giving of such notice and on the Record Date for the determination of Shareholders entitled to notice of such meeting; and (ii) comply with the applicable notice procedures set forth in the Articles.

        The Articles require that certain information must be included in the notice provided to the Corporate Secretary regarding the nomination and the Shareholder giving the notice and each beneficial owner on whose behalf the notice is made, if any, including any information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the BCBCA or by applicable securities law. For more information, Shareholders are referred to "Proposal No.1 — Election of Directors — Advance Notice Provisions."

        For a complete description of the procedures and disclosure requirements to be complied with by Shareholders in connection with submitting director nominations, Shareholders should refer to the Articles, which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

Communications with the Board of Directors

        The Board of Directors values communications with Shareholders and other stakeholders and encourages Shareholders to engage with the Board of Directors. In addition, the Board of Directors has established procedures to enable anyone who has a concern about the Company's conduct to report those concerns to the independent Chair, including a compliance hotline (the "Compliance Hotline"). The Compliance Hotline website can be accessed at www.performancesportsgroup.ethicspoint.com and additional information for the Compliance Hotline can be found at www.performancesportsgroup.com/site/investors/governance.php. The Compliance Hotline is run by an independent call center operated by a vendor, Ethics Point. Information provided through the Compliance Hotline will be forwarded and/or summarized in a report and delivered to the Chair of the Board of Directors and members of the Corporate Governance and Nominating Committee and, if concerning financial statement disclosure, accounting procedures, internal financial controls or auditing matters, the information or report will be forwarded to the independent Chair of the Audit Committee for due consideration, in each case with notice to the Chair of the Board of Directors.

        Individuals may also submit such financial, accounting and auditing concerns directly to the independent Chair of the Audit Committee at:

Audit Committee Chair
c/o Performance Sports Group Ltd.
100 Domain Drive
Exeter, New Hampshire 03833 USA
Or
 Audit.committeechair@performancesportsgroup.com

        Information submitted through the Compliance Hotline or directly to the Chair of the Audit Committee will be treated on a confidential or anonymous basis, to the fullest extent permitted under applicable law, regulation or legal proceedings and to the greatest extent possible, consistent with the need for the Company to conduct an effective investigation of the reported issue.

Cease Trade Orders or Bankruptcies

        None of the Company's directors or executive officers:

  (a)
  is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, CEO or CFO of any company (including the Company) that,

  (i)
  was subject to an order that was issued while the director or executive officer was acting in the capacity as director, CEO or CFO; or

  (ii)
  was subject to an order that was issued after the director or executive officer ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as a director, CEO or CFO;

  (b)
  is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

  (c)
  has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

        For the purposes of the paragraphs above, "order" means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.

Penalties or Sanctions

        No director or executive officer of the Company has:

  (a)
  been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

  (b)
  been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

 PROPOSAL NO. 2
APPROVAL OF APPOINTMENT OF AUDITOR

        At the Meeting, Shareholders are being asked to approve the appointment of KPMG as the Company's auditor for Fiscal 2016. During Fiscal 2015, KPMG served as the Company's auditor. The appointment of KPMG will be approved if a majority of the votes cast by Shareholders who are present in person or represented by proxy at the Meeting are in favor of this ordinary resolution. Pursuant to Section 22.3 of the Articles, the Board of Directors is authorized to fix the remuneration of the auditor.

        KPMG has served as auditor of the Company since 2010 and has advised the Company that it is independent in accordance with all relevant professional and regulatory standards. One or more representatives of KPMG will be present at the Meeting, will have an opportunity to make a statement as he or she may desire, and will be available to respond to appropriate questions.

Vote Required for Approval

        A majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting is required for the appointment of KPMG as the Company's auditor for Fiscal 2016.

The Board of Directors recommends a vote FOR the approval of the appointment of KPMG as the Company's auditor for Fiscal 2016.

        Unless a proxy specifies that the Shares it represents should be withheld from voting in respect of the appointment of auditor or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the appointment of KPMG as auditor of the Company.

 Audit Related Matters

Policy and Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services

        The Audit Committee is responsible for pre-approving (which may be pursuant to pre-approval policies and procedures) all audit and non-audit services to be provided to the Company or its subsidiary entities by the Company's external auditor as permitted under applicable regulatory requirements and to approve all related fees and other terms of engagement.

        In engaging the Company's auditor, the Audit Committee considers the following guidelines:

  •
  For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit Committee, this engagement letter is signed by the Chair of the Audit Committee and the CFO. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.

  •
  For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for us to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

        Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the Chair of the Audit Committee prior to the engagement of the auditor to perform the service.

        The Company's audit fees, audit-related fees, tax fees, and all other fees in Fiscal 2015 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor's independence.

Audit and Related Fees

        The following table presents fees for professional audit services and other services rendered to us by KPMG for Fiscal 2015 and Fiscal 2014:

(in thousands)	Aggregate fees for Fiscal 2015 and Fiscal 2014	Fiscal 2015	Fiscal 2014
Audit Fees(1)	$2,618	$1,357	$1,261
Audit-Related Fees(2)	$540	$82	$458
Tax Fees(3)	—	—	—
All Other Fees(4)	$4	$2	$2

Total Fees Paid	$3,162	$1,441	$1,721

(1)
"Audit Fees" include fees necessary to perform the annual audit of the consolidated financial statements and the review of the Company's interim financial statements, services related to statutory filings and filings with the SEC and the Ontario Securities Commission. For Fiscal 2015, audit fees include an estimate of amounts not yet billed.

(2)
"Audit-Related Fees" include fees for assurance and related services by the external auditor that are reasonably related to the performance of the audit or review of the Company's financial statements other than those included in "Audit Fees," including fees for due diligence reviews.

(3)
"Tax Fees" include fees for all tax services other than those included in "Audit Fees" and "Audit-Related Fees." This category includes fees for tax compliance, tax advice and tax planning.

(4)
"All Other Fees" include fees for products and services provided by the auditor other than those included above, including fees incurred for licenses to accounting and research software.

Auditor Independence

        The Audit Committee has considered whether the provision of the above-noted services is compatible with maintaining the auditor's independence and has determined that the provision of such services has not adversely affected the auditor's independence.

Report of the Audit Committee

        The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for public company audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee's performance on an annual basis. See "Proposal No.1 Election of Directors — Board of Directors and Corporate Governance — Board Committees — Audit Committee."

        With respect to the Company's financial reporting process, the management of the Company is responsible for, among other things, (1) establishing and maintaining internal controls, and (2) preparing the Company's consolidated financial statements. The Company's auditor, KPMG, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare the Company's financial statements. These are fundamentally the responsibilities of management. In the performance of its oversight function, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and KPMG;

  •
  discussed with KPMG the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

  •
  received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor's communications with the audit committee concerning independence, and has discussed with KPMG its independence.

        In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management, internal audit and independent auditor, which, in their reports, express opinions on the conformity of the Company's annual financial statements with U.S. generally accepted accounting principles and the Company's internal control over financial reporting. In reliance on the reviews and discussions referred to in this Proxy Statement and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of the Company in the Company's Annual Report on Form 10-K for Fiscal 2015 for filing with the SEC and CSA. The Audit Committee has also recommended to the Board of Directors that KPMG be appointed as the Company's auditor for Fiscal 2016.

        Respectfully submitted by the members of the Audit Committee of the Board of Directors:

  Bernard McDonell (Chair)
  Joan Dea
  C. Michael Jacobi

        This report of the Audit Committee is required by the SEC and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

Reliance on Certain Exemptions

        At no time since the commencement of the Company's most recently completed fiscal year has the Company relied on the exemptions in Sections 2.4 (De Minimis Non-audit Services), 3.2 (Initial Public Offerings), 3.3(2) (Controlled Companies), 3.4 (Events Outside Control of Members), 3.5 (Death, Disability or Resignation of Audit Committee Member), 3.6 (Temporary Exemption for Limited and Exceptional Circumstances), or 3.8 (Acquisition of Financial Literacy) of NI 52-110 — Audit Committees ("NI 52-110"), or an exemption from NI 52-110, in whole or in part, granted thereunder.

 PROPOSAL NO. 3
ADOPTION OF OMNIBUS EQUITY INCENTIVE PLAN

        At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, an ordinary resolution approving the adoption of the Omnibus Equity Incentive Plan (the "Omnibus Equity Incentive Plan Resolution"). A copy of the Omnibus Equity Incentive Plan Resolution is set out in Annex A to this Proxy Statement. The Board of Directors adopted the Omnibus Equity Incentive Plan at its August 2015 meeting subject to approval by Shareholders. The primary purposes of the Omnibus Equity Incentive Plan are: (1) to attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Shares or other performance objectives, and (2) to align the interests of key personnel with those of Shareholders.

        The Omnibus Equity Incentive Plan is intended to replace the Company's current 2011 Stock Option Plan (the "2011 Plan") and current Amended and Restated Directors' Deferred Stock Unit Plan (the "2014 DSU Plan"). The Board of Directors adopted the Omnibus Equity Incentive Plan in connection with us becoming a U.S. domestic issuer in order to provide the Company with additional flexibility to issue to employees and other service providers of the Company a variety of equity-based and other incentive compensation awards not available under the 2011 Plan.

        The Board of Directors believes that the Omnibus Equity Incentive Plan, among other things:

  •
  allows the Company a greater ability to significantly reduce the annual burn rate and dilution impact of its equity-based incentive programs, while still providing competitive levels of compensation;

  •
  provides the Compensation Committee and management greater flexibility in designing an effective equity-based incentive compensation program, by providing for a variety of types of equity-based awards, as opposed to the 2011 Plan, which provides solely for stock options;

  •
  permits the Company to design more market-competitive equity award packages when recruiting executive talent; and

  •
  provides a framework for incentive compensation that is more typical of plans maintained by other U.S. domestic issuers and that should enable the Company, at its election, to rely on an exemption from Section 162(m) of the U.S. Internal Revenue Code of 1986 (the "Code") in order to preserve the tax deductibility of performance-based compensation awarded to employees pursuant to a shareholder-approved plan. Prior to our becoming a U.S. domestic issuer, the Company has not been subject to the limitations on deductibility of compensation imposed by Section 162(m) of the Code.

        Upon Shareholder approval of the Omnibus Equity Incentive Plan, no further awards will be granted under either the 2011 Plan or the 2014 DSU Plan; however, the 2011 Plan, the Rollover Plan (as defined herein) and the 2014 DSU Plan will continue to govern awards previously granted under such plans, as applicable. Failure of the Shareholders to approve the Omnibus Equity Incentive Plan would mean that the Company would not have a sufficient pool of options available to support its needs to continue to attract, retain and motivate key personnel. Further, the 2011 Plan allows for the use of only one equity instrument — stock options. It is the Company's intention to phase in the use of less dilutive restricted stock units for future grants to key personnel, including the use of restricted stock units with "Performance Goals," to both reduce the annual dilution of equity awards as compared to granting stock options only under the 2011 Plan and align management's interests with those of Shareholders. In addition, failure of the Shareholders to approve the Omnibus Equity Incentive Plan could mean that the Company would not be able to realize a tax deduction with respect to certain compensation amounts awarded to certain senior executives of the Company that would otherwise be deductible by the Company.

        When determining the available Share reserve for the Omnibus Equity Incentive Plan and its design, the Board of Directors reviewed a variety of considerations, including, among others:

  •
  the total dilutive impact of the share pool;

  •
  our annual share run rate;

  •
  the projected life of the share pool;

  •
  potential future modifications to our equity instrument mix; and

  •
  shareholder-friendly plan features.

        We believe that the Omnibus Equity Incentive Plan will allow us the flexibility to design an effective equity-based incentive compensation program that will provide the management team and employees an appropriate incentive to achieve the Company's business goals and further align their interests with those of the Shareholders.

Vote Required for Approval

        A majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting is required to approve the adoption of the Omnibus Equity Incentive Plan.

The Board of Directors recommends a vote FOR the Omnibus Equity Incentive Plan Resolution set out in Annex A to approve the Omnibus Equity Incentive Plan.

        Unless a proxy specifies that the Shares it represents should be voted against the approval of the Omnibus Equity Incentive Plan or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the approval of the Omnibus Equity Incentive Plan.

 Omnibus Equity Incentive Plan

        The following is a summary of certain terms and conditions of the Omnibus Equity Incentive Plan as adopted by the Board of Directors. This summary is qualified in its entirety by reference to the Omnibus Equity Incentive Plan, which is set forth in Annex G to this Proxy Statement. You are encouraged to read the full Omnibus Equity Incentive Plan.

        Administration.    The Compensation Committee, or subcommittee thereof, if necessary for Section 162(m) of the Code, will administer the Omnibus Equity Incentive Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the Omnibus Equity Incentive Plan and to adopt, alter, and repeal rules, guidelines, and practices relating to the Omnibus Equity Incentive Plan. The Compensation Committee will have full discretion to administer and interpret the Omnibus Equity Incentive Plan and to adopt such rules, regulations, and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised. Notwithstanding the Compensation Committee's broad authority under the Omnibus Equity Incentive Plan as described above and in the plan, no award (other than awards granted to non-employee directors) may vest earlier than the first anniversary of the date of grant; provided, that the minimum vesting criteria will not apply in limited circumstances where the Compensation Committee deems a shorter vesting period necessary to achieve a specified business objective or to conform with applicable local law, but in no event shall awards be issued with a shorter vesting period in respect of Shares in excess of 5% of the aggregate number of Shares authorized for issuance under the Omnibus Equity Incentive Plan. Further, the Compensation Committee will not be restricted from accelerating the vesting of any award in circumstances it deems appropriate.

        Eligibility.    Any current employee, director, officer, consultant, or advisor of the Company or its affiliates who is selected by the Compensation Committee will be eligible for awards under the Omnibus Equity Incentive Plan. The Compensation Committee will have the sole and complete authority to determine who will be granted an award under the Omnibus Equity Incentive Plan.

        Fair Market Value.    The Omnibus Equity Incentive Plan provides that "fair market value" means, with respect to a Share, on a given date, the closing sales price reported as of the relevant date on the NYSE. If the Shares are not listed, traded, or otherwise reported on the NYSE for whatever reason, or any other national securities exchange, the Compensation Committee will determine in good faith the fair market value in whatever manner it considers appropriate. With respect to stock options and SARs (as defined below), the applicable exercise or strike price cannot be less than the fair market value of Shares as determined on the last trading date immediately prior to the date of grant, as further described below. The closing price of the Shares on the NYSE on September 11, 2015, was $13.14 per Share.

        Insiders.    The Omnibus Equity Incentive Plan provides that insider means "reporting insiders" as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions.

        Number of Shares Authorized.    The Omnibus Equity Incentive Plan provides for an aggregate of 3,000,000 Shares to be reserved for issuance pursuant to equity-based awards, representing approximately 6.59% of the issued and outstanding Shares of the Company as of the date of this Proxy Statement. No more than 3,000,000 Shares may be issued with respect to incentive stock options under the Omnibus Equity Incentive Plan. No participant may be granted awards of options and stock appreciation rights ("SARs") with respect to more than 1,500,000 Shares in any 12-month period. No more than 1,500,000 Shares may be granted under the Omnibus Equity Incentive Plan with respect to any performance compensation awards to any participant during a performance period (or with respect to each year if the performance period is more than one year), or in the event that such performance compensation award is paid in cash, other securities, other awards, or other property, no more than the fair market value of 1,500,000 Shares on the last day of the performance period to which such award relates. The maximum amount payable to any participant under the Omnibus Equity Incentive Plan for any single year during a performance period for a cash denominated award is $7,500,000 (with respect to each year if the performance period is more than one year). The aggregate number of Shares reserved for issuance to all non-employee directors of the Company shall not exceed one percent (1%) of the Company's issued and outstanding Shares as of any date of determination, and no individual non-employee director of the

Company shall receive awards under the Omnibus Equity Incentive Plan in any year in respect of Shares having a fair market value as of the date of grant in excess of $500,000 in the aggregate, exclusive of any voluntary deferrals by such non-employee director and any director fees and committee retainers, as applicable, elected to be received in the form of equity. If any award granted under the Omnibus Equity Incentive Plan expires, terminates, or is canceled or forfeited without being settled or exercised, or if an award is settled in cash or otherwise without the issuance of Shares, the Shares subject to such award will again be made available for future grants under the Omnibus Equity Incentive Plan. If any Shares otherwise issuable pursuant to an award are surrendered to pay the exercise price of an award or to satisfy withholding taxes owed, such Shares will not again be available for grants under the Omnibus Equity Incentive Plan.

        Additional Limits.    The Omnibus Equity Incentive Plan also provides the number of Shares issuable to insiders of the Company at any time, and the number of Shares issued to insiders of the Company within any one-year period, under the Omnibus Equity Incentive Plan or when combined with all of the Company's other equity-based compensation arrangements, cannot exceed 10% of the Company's issued and outstanding Shares as of any date of determination, respectively.

        Change in Capitalization.    If there is a change in the Company's capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Shares or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment to the terms of the Omnibus Equity Incentive Plan (or awards thereunder) is necessary or appropriate, then the Compensation Committee shall make adjustments in a manner that it deems equitable. Such adjustments may be to the number or kind of shares reserved for issuance under the Omnibus Equity Incentive Plan, the number or kind of shares covered by awards then outstanding under the Omnibus Equity Incentive Plan, the limitations on awards under the Omnibus Equity Incentive Plan, and the exercise price of outstanding options, and such other equitable substitution or adjustments as it may determine appropriate.

        Awards Available for Grant.    The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, deferred stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards, and any combination of the foregoing. Awards may be granted under the Omnibus Equity Incentive Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines, which are referred to herein as "Substitute Awards."

        Stock Options.    The Compensation Committee will be authorized to grant options to purchase Shares that are either "qualified," meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or "non-qualified," meaning they are not intended to satisfy the requirements for incentive stock options. All options granted under the Omnibus Equity Incentive Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an "incentive stock option." Options granted under the Omnibus Equity Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Omnibus Equity Incentive Plan, the exercise price of the options will not be less than the fair market value of Shares determined on the last trading date immediately prior to the date of grant (except with respect to Substitute Awards). Options granted under the Omnibus Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Omnibus Equity Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to an eligible participant who is a 10% shareholder); provided, that if the term of a non-qualified option would expire at a time when trading in the Shares is prohibited by the Company's insider trading policy (the "Insider Trading Policy"), the option's term shall be automatically extended until the 10th day following the expiration of such prohibition (as long as such extension does not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash or cash equivalent, by check, or by such other method elected by the participant and as the Compensation Committee may permit in its sole discretion, including: (1) in other property having a fair market value equal to the exercise price and all applicable required withholding taxes; (2) if there is a public market for the Shares at such time, by means of a broker-assisted cashless exercise mechanism; or (3) by means of a "net exercise" procedure effected by withholding the minimum number of Shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Unless otherwise stated in an award agreement, any fractional Shares will be settled in cash.

        Stock Appreciation Rights.    The Compensation Committee will be authorized to award SARs under the Omnibus Equity Incentive Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash or Shares or any combination of cash and Shares, the appreciation, if any, in the value of one Share over a certain period of time. An option granted under the Omnibus Equity Incentive Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except in the case of Substitute Awards or SARs granted in tandem with previously granted options, the strike price per Share for each SAR shall not be less than 100% of the fair market value of such Share, determined on the last trading date immediately prior to the date of grant, and the maximum term of the SAR shall be 10 years from the date of grant; provided, that if the term of a SAR would expire at a time when trading in the Shares is prohibited by the Insider Trading Policy, the SAR's term shall be automatically extended until the 10th day following the expiration of such prohibition (as long as such extension does not violate Section 409A of the Code). Upon the exercise of a SAR, the Company will pay to the holder thereof an amount equal to the number of Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Share on the exercise date over the applicable strike price, less any applicable withholding amounts. The remaining terms of the SARs shall be established by the Compensation Committee and reflected in the award agreement.

        Restricted Stock Awards.    The Compensation Committee will be authorized to grant restricted stock under the Omnibus Equity Incentive Plan, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock award consists of Shares that are generally non-transferable and are subject to other restrictions determined by the Compensation Committee for a specified period. Except as otherwise determined by the Compensation Committee at the time of grant, any accumulated dividends will be payable at the same time as the underlying restricted Shares vest.

        Restricted Stock Units and Deferred Stock Units.    The Compensation Committee will be authorized to award restricted stock unit awards and deferred stock units, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock unit award, once vested, and a deferred stock unit, may be settled in Shares equal to the number of units earned, or in cash equal to the fair market value of the number of vested Shares as of the settlement date, at the election of the Compensation Committee or the participant, as set out in the applicable award agreement. Restricted stock units may be granted to any eligible participant under the Omnibus Equity Incentive Plan and may be settled at the expiration of the period over which the units are to be earned or at a later date set forth in the applicable award agreement. Deferred stock units will be granted only to non-employee directors of the Company and shall be settled upon a director's separation from service with the Company, or as otherwise set forth in the applicable award agreement. To the extent provided in an award agreement, the holder of outstanding restricted stock units or deferred stock units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on Shares, if any, either in cash or (in the sole discretion of the Compensation Committee) in additional restricted stock units or deferred stock units, or in Shares having a fair market value equal to the amount of such dividends, and interest may, in the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units or deferred stock units are settled.

        Other Stock-Based Awards.    The Compensation Committee will be authorized to grant awards of unrestricted Shares (up to a maximum number of unrestricted Shares in the aggregate equal to 5% of the aggregate number of Shares authorized and reserved for issuance under the Omnibus Equity Incentive Plan), rights to receive grants of awards at a future date, or other awards denominated in Shares under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

        Performance Compensation Awards.    The Compensation Committee may grant any award under the Omnibus Equity Incentive Plan in the form of a "Performance Compensation Award" (including cash bonuses) intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code by conditioning the number of Shares earned or vested, or any payout, under the award on the satisfaction of certain "Performance Goals." The Compensation Committee may establish these Performance Goals with reference to one or more of the following:

  •
  net earnings or net income (before or after taxes);

  •
  basic or diluted earnings per Share (before or after taxes);

  •
  net revenue or net revenue growth;

  •
  gross revenue or gross revenue growth, gross profit or gross profit growth, or gross billings or gross billings growth;

  •
  net operating profit (before or after taxes);

  •
  return measures (including, but not limited to, return on investment, assets, net assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales);

  •
  cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per-Share basis;

  •
  earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);

  •
  gross or net operating margins;

  •
  productivity ratios;

  •
  Share price (including, but not limited to, growth measures and total shareholder return);

  •
  expense targets or cost reduction goals, or general and administrative expense savings;

  •
  operating efficiency;

  •
  objective measures of customer satisfaction;

  •
  working capital targets;

  •
  measures of economic value added or other "value creation" metrics;

  •
  enterprise value;

  •
  shareholder return;

  •
  customer retention;

  •
  competitive market metrics;

  •
  employee retention;

  •
  objective measures of personal targets, goals, or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets);

  •
  system-wide revenues;

  •
  cost of capital, debt leverage, year-end cash position, or book value;

  •
  strategic objectives, development of new product lines and related revenue, sales, and margin targets, or international operations; and

  •
  any combination of the foregoing.

        Any Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative, or adjusted basis to measure the performance of the Company and its affiliates and divisions, operational or business units, product lines, asset classes, brands, and administrative departments, or any combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or, stock market indices. The Compensation Committee may provide for accelerated vesting of any award based on the achievement of Performance Goals. Any award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved. In determining the actual amount of an individual participant's Performance Compensation Award for a performance period, the Compensation Committee may reduce or eliminate the amount of the Performance Compensation Award earned consistent with Section 162(m) of the Code.

        The Compensation Committee may also specify adjustments or modifications (to the extent that doing so would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto); (vi) acquisitions or divestitures; (vii) any other specific, unusual, or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

        Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (I) the Performance Goals for such period are achieved; and (II) all or some of the portion of such participant's Performance Compensation Award has been earned for the performance period based on the application of the "Performance Formula" (as defined in the Omnibus Equity Incentive Plan) to such Performance Goals.

        Termination of Employment.    The Compensation Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment or service of a participant and set forth in each applicable award agreement, the effect on any award of any termination of a participant's employment or service with the Company. Accordingly, awards may remain outstanding after the termination of a participant's employment or service for a period of time as determined by the Compensation Committee, but in no event, beyond the initial term of an award. Except as otherwise provided in an award agreement, or any employment or service agreement between the participant and the Company or an affiliate, unless determined otherwise by the Compensation Committee: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National guard unit) nor a transfer from employment or service with the Company to employment or service with an affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an affiliate, and (ii) if the participant's employment with the Company or its affiliates terminates, but such participant continues to provide services with the Company or its affiliates in a non-employee capacity (including as a non-employee director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an affiliate for purposes of the Omnibus Equity Incentive Plan.

        Effect of a Change in Control.    Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance, or other agreement between a participant and the Company, in the event of a "change in control" as defined under the Omnibus Equity Incentive Plan, if a participant's employment or service is terminated by the Company other than for "cause" (and other than due to death or disability) within the 12-month period following a change in control, then the Compensation Committee may provide that: (1) all then-outstanding options and SARs will become immediately exercisable as of such participant's date of termination with respect to all of the Shares subject to such option or SAR; and

(2) the restricted period shall expire as of such participant's date of termination with respect to all of the then-outstanding Shares of restricted stock or restricted stock units (including without limitation a waiver of any applicable Performance Goals); provided, that the portion of any award for which vesting or exercisability is otherwise subject to the achievement of performance conditions shall become fully vested and immediately exercisable based on the assumed achievement of target performance as determined by the Compensation Committee. In addition, the Compensation Committee may in its discretion and upon at least ten days' notice to the affected participants, cancel any outstanding award and pay the holders, in cash, securities, or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per Share received or to be received by other Shareholders of the Company in the event. Notwithstanding the above, the Compensation Committee shall exercise such discretion over the timing of settlement of any award subject to Section 409A of the Code at the time such award is granted.

        Nontransferability.    Each award may be exercised during the participant's lifetime by the participant or, if permissible under applicable law, by the participant's guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred to a permitted transferee (as defined in the Omnibus Equity Incentive Plan).

        Amendments.    The Omnibus Equity Incentive Plan will have a term of ten years. The Board of Directors may amend, suspend, or terminate the Omnibus Equity Incentive Plan at any time, subject to Shareholder approval if necessary to comply with any tax, NYSE, TSX, or any other applicable regulatory requirement or as otherwise required by the terms of the Omnibus Equity Incentive Plan.

        For the avoidance of doubt, the Board of Directors may make changes to the Omnibus Equity Incentive Plan and any award outstanding thereunder that do not require the approval of Shareholders, which may include, but are not limited to (i) any amendment of a "housekeeping" nature, including without limitation those made to clarify the meaning of an existing provision of the Omnibus Equity Incentive Plan, correct or supplement any provision under the Omnibus Equity Incentive Plan that is inconsistent with any other provision of the Omnibus Equity Incentive Plan, correct any grammatical or typographical errors or amend the definitions in the Omnibus Equity Incentive Plan regarding administration of the Omnibus Equity Incentive Plan, (ii) the addition of a form of financial assistance and any amendment to a financial assistance provision that is adopted; (iii) the amendment of the vesting provisions of the Omnibus Equity Incentive Plan and any award agreement; (iv) any amendment respecting the administration of the Omnibus Equity Incentive Plan; (v) any amendment necessary to comply with applicable law or the applicable rules of the NYSE, the TSX, or any other national securities exchange or any other regulatory body having authority over the Company, the Omnibus Equity Incentive Plan, the participants or Shareholders; and (vi) any other amendment that does not require the approval of Shareholders under Section 14(c) of the Omnibus Equity Incentive Plan.

        The Board of Directors will be required to obtain Shareholder approval for the following amendments to the Omnibus Equity Incentive Plan or any award outstanding thereunder: (i) any increase in the maximum number of Shares that may be issuable from treasury pursuant to awards granted under the Omnibus Equity Incentive Plan, except in the case of an adjustment pursuant to a change in capitalization; (ii) any reduction in the exercise price after an option or SAR has been granted or any cancellation of an option or SAR and the substitution of that option or SAR with a new option or SAR with a reduced exercise price, or any action considered a repricing for purposes of the Shareholder approval rules of the applicable securities exchange on which the Company has applied to list Shares, except in the case of an adjustment pursuant to a change in capitalization; (iii) an extension of the term of an award benefitting an insider of the Company, except in the case of an extension due to a blackout period; (iv) any amendment that increases the limits on awards that may be granted to any participant, except in the case of an adjustment pursuant to a change in capitalization; (v) any amendment that would permit awards granted under the Omnibus Equity Incentive Plan to be transferable or assignable other than for normal estate settlement purposes; (vi) a change to the eligible persons, including a change that would have the potential of broadening or increasing participation by insiders; (vii) any amendment requiring the approval of the Shareholders under applicable laws or the applicable requirements of the NYSE, the TSX, or any other national securities exchange on which the Company has applied to list Shares; and (viii) any amendment to the amending provisions of the Omnibus Equity Incentive Plan.

        The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted will not to that extent be effective without the consent of the affected participant, holder, or beneficiary; and provided, further that, without Shareholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or other award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes), and (iii) the Compensation Committee may not take any other action considered a repricing for purposes of the Shareholder approval rules of the applicable securities exchange on which Shares are listed.

U.S. Federal Income Tax Consequences

        The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Omnibus Equity Incentive Plan and the disposition of Shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

        Stock Options.    The Code requires that, for treatment of an option as an incentive stock option, Shares acquired through the exercise of an incentive stock option cannot be disposed of before the later of: (i) two years from the date of grant of the option; and (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options; however, the spread at exercise will be an "item of tax preference," which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the holder does not dispose of the Shares before the earlier of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the Shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of Shares acquired through the exercise of an incentive stock option disposes of those Shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the Share on the date of exercise or the amount realized on the subsequent disposition of the Shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for Shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess Shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option ("a non-qualified stock option"). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised Shares over the option exercise price paid at the time of exercise and the participant's tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of Shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such Shares is more than one year.

        Stock Appreciation Rights.    No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock Awards.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the Shares on that date over the amount the participant paid for such Shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the Shares on the date of grant over the amount the participant paid for such Shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted Shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock Units and Deferred Stock Units.    A participant will not be subject to tax upon the grant of a restricted stock unit award or a deferred stock unit award. Rather, upon the delivery of Shares or cash pursuant to a restricted stock unit award or a deferred stock unit award, the participant will have taxable compensation equal to the fair market value of the number of Shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Section 162(m).    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers whose compensation is required to be disclosed in its proxy statement (excluding the CFO) subject to certain exceptions. The Omnibus Equity Incentive Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the Omnibus Equity Incentive Plan is designed to permit certain awards of restricted stock, restricted stock units, and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the "performance-based compensation" exception to Section 162(m) of the Code.

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE OMNIBUS EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Canadian Federal Income Tax Consequences

        If you are a participant resident in Canada, you will be subject to Canadian tax consequences in regards to your participation under the Omnibus Equity Incentive Plan. Such Canadian tax consequences are not described in this Proxy Statement and you should consult your own tax advisor with respect to your own particular circumstances.

 PROPOSAL NO. 4
APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM
REQUIREMENT FOR MEETINGS OF EACH OF SHAREHOLDERS AND THE BOARD OF DIRECTORS

        At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, an ordinary resolution approving an amendment to the Articles to increase the quorum for meetings of each of Shareholders and the Board of Directors and make certain other related amendments (the "Quorum Resolution"). A copy of the Quorum Resolution is set out in Annex B to this Proxy Statement.

        The Board of Directors is of the view that the quorum requirement for a meeting of Shareholders should be set sufficiently high so as to ensure that a broad range of Shareholders are represented in person or by proxy at a meeting of Shareholders, while still ensuring that the Company is not prevented from continuing to transact necessary business. Similarly, the Board of Directors is of the view that a majority of the directors should be present at all meetings of the Board of Directors and this amendment is intended to ensure the Articles reflect this core responsibility. The purpose of the proposed changes to the quorum requirements (the "Quorum Amendments") for meetings of each of Shareholders and the Board of Directors is to bring the Articles into better alignment with current corporate governance practices.

        The Quorum Amendments will: (1) increase the quorum requirement for meetings of Shareholders from 5% to 25% of the Company's issued and outstanding Shares (on a non-diluted basis) present in person or represented by proxy, irrespective of the number of persons actually present at the meeting, and (2) will set quorum for a meeting of the Board of Directors at a majority of the directors then in office. The Quorum Amendments will not be effective unless and until after Shareholder approval has been obtained in respect thereof and therefore, will not be applicable in respect of this Meeting.

        The foregoing description of the Quorum Amendments is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the second amended and restated articles (the "Second Amended and Restated Articles"), which are set out in Annex H and contain the full text of all of the proposed amendments to the Articles. Only amendments to the Articles that are duly approved by Shareholders at the Meeting will be reflected in the Second Amended and Restated Articles.

Vote Required for Approval

        A majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting is required to approve the Quorum Resolution.

The Board of Directors recommends a vote FOR the Quorum Resolution set out in Annex B to approve the Quorum Amendments.

        Unless a proxy specifies that the Shares it represents should be voted against the approval of the Quorum Resolution or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the approval of the Quorum Resolution.

 PROPOSAL NO. 5
APPROVAL OF AN AMENDMENT TO THE NOTICE OF ARTICLES AND THE ARTICLES TO REMOVE REFERENCES TO PROPORTIONATE VOTING SHARES

        At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, a special resolution approving an amendment to the Notice of Articles and the Articles to remove references to Proportionate Voting Shares and make certain other related amendments (the "PVS Resolution"). A copy of the PVS Resolution is set out in Annex C to this Proxy Statement.

        Prior to April 8, 2015, the Shares were eligible for conversion into Proportionate Voting Shares on the basis of 1,000 Shares for one Proportionate Voting Share at the option of the holder. Each outstanding Proportionate Voting Share was also eligible for conversion into 1,000 Shares, at the option of the holder. For all matters coming before Shareholders, the Shares carry one vote per share and the Proportionate Voting Shares carry 1,000 votes per share, such voting rights being equivalent to the corresponding equity interest of holders of Shares and Proportionate Voting Shares, respectively. The holders of Shares and Proportionate Voting Shares are entitled to receive notice of any meeting of Shareholders of the Company and to attend and vote at such meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.

        Equity Financial Trust Company, the Company's transfer agent and registrar, certified that, as of close of business on April 7, 2015, there were no issued and outstanding Proportionate Voting Shares. In light of this certification and in accordance with the Articles, the Board of Directors determined that none of the Original Holders (as defined in the Articles) owned, controlled or directed, directly or indirectly, any Proportionate Voting Shares and resolved, in accordance with, and pursuant to, Section 26.3(2) Automatic Conversion of the Articles, effective April 8, 2015, that (i) the right of holders of Shares to convert their shares into Proportionate Voting Shares shall be terminated and (ii) the Board of Directors shall not be entitled to issue any further Proportionate Voting Shares.

        As of the date of this Proxy Statement, there are no Proportionate Voting Shares issued and outstanding and the Company is not permitted to issue any additional Proportionate Voting Shares in the future. Therefore, the removal of the Proportionate Voting Shares from the authorized capital of the Company is considered to be of a housekeeping nature, which is intended to avoid any misperception amongst Shareholders or the investor community that the Company has a dual-class share structure. In addition, Section 9.1 Alteration of Authorized Share Structure of the Articles will be amended to clarify that certain changes to the Company's share capital structure will require the approval by Shareholders pursuant to an ordinary resolution of Shareholders. The removal of Proportionate Voting Shares, including any special rights or restrictions attached thereto, from the Articles will not further change the rights of the holders of Shares. For a complete description of the Company's share capital, please refer to the Articles, which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

        In addition to removing the class of Proportionate Voting Shares from the Notice of Articles and amending Part 26 of the Articles as described above, two consequential changes are proposed to be made to the Articles:

  1.
  Section 9.1 will be revised to delete the cross-reference to Part 26 because Part 26 will no longer provide for changes to the authorized share structure. In addition, Section 9.1 will be further revised to remove the ability of the directors to alter the authorized share structure. As a result, future changes to the Company's authorized share structure will require approval by an ordinary resolution of Shareholders, unless the change also affects the special rights and restrictions attached to the Shares, in which case approval by a special resolution at a meeting of Shareholders would be required (because of Section 26.1(4) of the amended share rights).

  2.
  Section 11.3 currently governs how voting is to be conducted at a meeting and provides that, for so long as any Proportionate Voting Shares are outstanding, every motion put to a vote at a meeting of Shareholders must be decided by a poll. As there will no longer be any Proportionate Voting Shares, this part of Section 11.3 will be deleted. The remaining provisions of Section 11.3 allow motions to be decided by a show of hands, although the Chair of the meeting may direct or a Shareholder or proxyholder present at the meeting may demand a poll either before or on the declaration of the result of a vote by show of hands. This is consistent with standard meeting procedures and allows non-contentious meetings to be conducted efficiently.

        The foregoing description of the amendments to the Notice of Articles and the Articles to remove references to Proportionate Voting Shares and make certain other related amendments is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Second Amended and Restated Articles, which are set out in Annex H and contain the full text of all of the proposed amendments to the Articles. Only amendments to the Articles that are duly approved by Shareholders at the Meeting will be reflected in the Second Amended and Restated Articles.

Vote Required for Approval

        Under Section 26.1(5), "Special Rights and Restrictions — Special Rights and Restrictions of both Common Shares and Proportionate Voting Shares — Variation of Rights", of the current Articles, the special rights and restrictions attached to the Shares may be modified only if the amendment is authorized by not less than 66 2/3% of the votes cast at a meeting of Shareholders.

The Board of Directors recommends a vote FOR the PVS Resolution set out in Annex C to amend the Notice of Articles and the Articles to remove references to Proportionate Voting Shares and make certain other related amendments.

        Unless a proxy specifies that the Shares it represents should be voted against the approval of the special resolution to amend the Notice of Articles and the Articles to remove references to Proportionate Voting Shares and make certain other related amendments or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the approval of the special resolution.

 PROPOSAL NO. 6
APPROVAL OF AN AMENDMENT TO THE METHOD OF GIVING NOTICE IN THE ARTICLES

        At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, an ordinary resolution approving an amendment to the method of giving notice in the Articles (the "Notice Resolution"). A copy of the Notice Resolution is set out in Annex D to this Proxy Statement.

        In order to clarify that a notice, statement, report or other record required or permitted by the BCBCA or pursuant to the Articles can be sent by or to a person in any manner permitted under applicable securities laws, such as "notice-and-access", the Board of Directors has determined that it is appropriate to amend Section 23.1 Method of Giving Notice of the Articles to indicate that delivery as otherwise permitted by applicable securities legislation is also an acceptable method of providing notice pursuant to the aforementioned section of the Articles. This amendment is of a housekeeping nature and is intended to clarify that the Company is permitted to use "notice-and-access" or any other method of giving notice that may in the future be permitted by applicable securities legislation.

        The foregoing description of the amendments to Section 23.1 Method of Giving Notice is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Second Amended and Restated Articles, which are set out in Annex H and contain the full text of all of the proposed amendments to the Articles. Only amendments to the Articles that are duly approved by Shareholders at the Meeting will be reflected in the Second Amended and Restated Articles.

Vote Required for Approval

        A majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting is required to approve the Notice Resolution.

The Board of Directors recommends a vote FOR the Notice Resolution set out in Annex D to approve an amendment to the method of giving notice in the Articles.

        Unless a proxy specifies that the Shares it represents should be voted against the approval of the ordinary resolution to amend the method of giving notice in the Articles or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the approval of the ordinary resolution.

 PROPOSAL NO. 7
APPROVAL OF AN AMENDMENT TO THE ADVANCE NOTICE PROVISIONS IN THE ARTICLES WITH RESPECT TO THE NOMINATION OF DIRECTORS

        At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, an ordinary resolution approving the amendment to the Advance Notice Provisions (the "Advance Notice Resolution"). A copy of the Advance Notice Resolution is set out in Annex E to this Proxy Statement.

        When Shareholders approved an amendment to the Articles on October 16, 2013 to include the Advance Notice Provisions for the purpose of providing Shareholders, directors and management of the Company with a clear framework for nominating directors of the Company in connection with an annual or special meeting of Shareholders, the Advance Notice Provisions were consistent with then-prevailing corporate governance practices. Since that time, however, such practices have evolved and the Board of Directors believes that it is appropriate to further amend the Articles to reflect these developments and to ensure that the Advance Notice Provisions remain consistent with the objective of (1) ensuring that all Shareholders receive adequate notice of director nominations and have sufficient time and information with respect to all nominees for appropriate deliberations and to register an informed vote; and (2) facilitating an orderly and efficient process for the election of directors at an annual or special meeting of Shareholders.

        The Board of Directors is proposing to amend the Advance Notice Provisions as set out in Annex E, including as follows:

  1.
  whereas the Advance Notice Provisions currently provide that, in the case of an annual meeting of Shareholders where not less than 50 days' notice is provided, notice of a director nomination must be provided not less than 30 days and not more than 65 days prior to the date of the meeting, the amended Advance Notice Provisions will (a) provide that notice of a director nomination must be provided not less than 30 days prior to the meeting, or any adjournment or postponement thereof (subject to (v) below); and (b) eliminate the maximum notice period of 65 days;

  2.
  whereas the Advance Provisions currently provide that in no event would an adjournment or postponement of an annual meeting or special meeting of Shareholders or any announcement thereof commence a new time period for the giving of notice of a director nomination, the amended Advance Notice Provisions will eliminate that provision;

  3.
  whereas the Advance Notice Provisions currently provide that the Company or the Board of Directors is not obligated to include in any proxy statement or other Shareholder communication distributed by or on behalf of the Company or the Board of Directors any information with respect to any Proposed Nominee or any Nominating Shareholder (each, as defined in the Articles), the amended Advance Notice Provisions will eliminate that provision;

  4.
  whereas the Advance Notice Provisions currently provide that the Company may require a Proposed Nominee to furnish information to determine the eligibility of the Proposed Nominee to serve as an independent director, the amended Advance Notice Provisions will eliminate that provision;

  5.
  whereas while the Advance Notice Provisions currently do not contemplate the delivery of proxy related materials in accordance with the "notice-and-access" procedures under applicable securities laws, the amended Advance Notice Provisions, will provide that if "notice-and-access" is used for the delivery of proxy related materials in respect of a meeting as described in Article 10.10(3)(a) or 10.10(3)(b) of the Second Amended and Restated Articles, and the Notice Date (as defined in the Second Amended and Restated Articles) in respect of the meeting is not less than 50 days before the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the date of the applicable meeting; and

  6.
  such additional housekeeping and conforming revisions outlined in Annex E, all of which are intended to better reflect current prevailing corporate governance practices.

        The foregoing description of the amendments to the Advance Notice Provisions is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Second Amended and Restated Articles, which are set out in Annex H and contain the full text of all of the proposed amendments to the Articles. Only amendments to the Articles that are duly approved by Shareholders at the Meeting will be reflected in the Second Amended and Restated Articles.

Vote Required for Approval

        A majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting is required to approve the Advance Notice Resolution.

The Board of Directors recommends a vote FOR the Advance Notice Resolution set out in Annex E to approve an amendment to the Advance Notice Provisions with respect to the nomination of directors in the Articles.

        Unless a proxy specifies that the Shares it represents should be voted against the approval of the ordinary resolution to amend the Advance Notice Provisions or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the approval of the ordinary resolution.

 PROPOSAL NO. 8
APPROVAL OF AN AMENDMENT TO THE INDEMNIFICATION PROVISIONS IN THE ARTICLES

        At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, an ordinary resolution approving an amendment to the indemnification provisions (the "Indemnification Resolution"). A copy of the Indemnification Resolution is set out in Annex F to this Proxy Statement.

        The Board of Directors has determined it appropriate to amend the Articles to clarify that indemnification is mandatory for officers in addition to directors of the Company. While the BCBCA provides that indemnification is mandatory in certain instances, in other instances, the BCBCA does not require a company to indemnify its directors or officers, but rather permits a company to expand on the indemnification provisions in the company's articles if determined appropriate. The purpose of the amendments is to reflect evolving governance practices and to provide certainty to the officers of the Company as to their rights to be indemnified by the Company against all eligible penalties for which an officer is or may be liable as well as with respect to the Company's obligation to pay the expenses actually and reasonably incurred by an officer of the Company in connection with any such eligible proceeding.

        The foregoing description of the amendments to Part 20 — Indemnification is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Second Amended and Restated Articles, which are set out in Annex H and contain the full text of all of the proposed amendments to the Articles. Only amendments to the Articles that are duly approved by Shareholders at the Meeting will be reflected in the Second Amended and Restated Articles.

Vote Required for Approval

        A majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting is required to approve the Indemnification Resolution.

The Board of Directors recommends a vote FOR the Indemnification Resolution set out in Annex F to approve an amendment to the indemnification provisions in the Articles.

        Unless a proxy specifies that the Shares it represents should be voted against the approval of the ordinary resolution to amend the indemnification provisions in the Articles or otherwise voted in accordance with the specification in the proxy, the Company proxyholders named in the form of proxy intend to vote FOR the approval of the ordinary resolution.

 EXECUTIVE OFFICERS

        Below is a list of names, ages and a brief overview of the business experience of the Company's executive officers as of September 1, 2015:

Name	Age	Position/Title
Kevin Davis	48	Chief Executive Officer
Amir Rosenthal	54	President, PSG Brands, and Chief Financial Officer
Angela Bass	57	Executive Vice President, Global Human Resources
Paul Gibson	58	Executive Vice President, Chief Supply Chain Officer
Todd Harman	44	Executive Vice President, Baseball/Softball
Troy Mohns	44	Executive Vice President, New Business Development & Corporate Strategy
Rich Wuerthele	54	Executive Vice President, Hockey
Paul Dachsteiner	50	Vice President, Information Services
Michael Wall	53	Vice President, General Counsel and Corporate Secretary

  Kevin Davis, Chief Executive Officer and Director

        Kevin Davis is the CEO of the Company, and from 2008 until June 1, 2015, he acted as President and CEO. Mr. Davis joined the Company in 2002 and has held positions of increasing responsibility over that time, including as the Chief Operating Officer from 2006-2008 and CFO from 2004-2006. Prior to joining the Company, Mr. Davis held senior finance positions in the medical device industry for Pathway Medical Technologies and Boston Scientific Corporation and in consumer products with The Gillette Company. Mr. Davis received a Bachelor of Science degree from the University of Massachusetts and earned Certified Public Accountant (CPA) and Certified Management Accountant (CMA) designations while employed at Ernst & Young LLP.

  Amir Rosenthal, President, PSG Brands, and Chief Financial Officer

        Amir Rosenthal is the President, PSG Brands and CFO of the Company. From 2008 to June 1, 2015, Mr. Rosenthal acted as the CFO and Executive Vice President of Finance and Administration, and Treasurer. From 2001 to 2008, Mr. Rosenthal was the Vice President, CFO, General Counsel and Secretary of Katy Industries, Inc. From 1989 to 2001, Mr. Rosenthal held various positions at Timex Group Limited, including Treasurer, Senior Counsel, and Counsel. Mr. Rosenthal was also Chairman of Timex Watches Limited (New Delhi, India). Mr. Rosenthal began his career with LeBoeuf, Lamb, Leiby and MacRae as an associate attorney in 1986. Mr. Rosenthal is a Director of Sturm, Ruger & Co., Inc., a company that manufactures high-quality firearms for the commercial sporting market. Mr. Rosenthal received a Bachelor of Arts degree from Dartmouth College, Master of Science in Finance from Rensselaer Polytechnic Institute and a Doctorate of Jurisprudence from New York University School of Law.

  Angela Bass, Executive Vice President, Global Human Resources

        Angela Bass is the Executive Vice President of Global Human Resources of the Company. Ms. Bass has held this position since September 2014. She returned to the Company in January 2012 as the Vice President of Global Human Resources. Prior to her return, Ms. Bass served as Senior Vice President of Human Resources for the Performance + Lifestyle Group (PLG), a division of Collective Brands, Inc. from 2008 to 2011. As a member of the senior leadership team with responsibility for leading all aspects of the human resources function for the division, Ms. Bass led organizational initiatives across all brands and functions with a focus on talent acquisition, talent management and development, and shared services integration activities. Prior to joining PLG, she held the position of Vice President, Human Resources, for the J. Jill Group and Vice President, Global Human Resources, for Sport Brands International from 2004 to 2007. Ms. Bass joined Nike in 1996 and held various human resources roles of increasing responsibility. She joined the Bauer Hockey team in 2002 as a transfer from Nike, and held the role of Director, Global Human Resources. Ms. Bass received a Bachelor of

Science degree in Social Sciences from Portland State University and holds a Senior Professional in Human Resources certification.

  Paul Gibson, Executive Vice President, Chief Supply Chain Officer

        Paul Gibson is the Executive Vice President, Chief Supply Chain Officer and has held this position since September 2014. Mr. Gibson is responsible for leading the Company's Supply Chain organization and cost reduction initiative. From 2010 to 2014, Mr. Gibson was the Executive Vice President, Product Creation and Supply Chain, responsible for product development, research & development, design, and supply chain. From 2006 to 2010, Mr. Gibson was also responsible for Category Management. From 2001 to 2006, he held the position of Vice President, Global Manufacturing and Sourcing, which included at various times responsibility for Research, Design and Development, Logistics and Distribution, Supply Planning, Quality, and Nike Bauer's Taiwan Production and Development Operations. From 2006 to 2008, Mr. Gibson was the Senior Vice President of Product Creation. During his prior roles with Nike Bauer spanning over 10 years, he held positions in manufacturing, sourcing and supply chain. Mr. Gibson has extensive relationships with suppliers throughout Asia and led the transition from internal manufacturing at Bauer Hockey to outsourcing products in Asia, including setting up Bauer's Asia Production and Development Operations located in Taichung, Taiwan.

  Todd Harman, Executive Vice President, Baseball/Softball

        Todd Harman is the Executive Vice President, Baseball/Softball and has held this position since April 2015. With more than 20 years of experience in the sporting goods industry, Mr. Harman leads all aspects of the Baseball/Softball business for the Company. Prior to joining the Company, Mr. Harman was most recently President of Cleveland Golf/Srixon, USA from 2009 to March 2015. During his 18-year career with Roger Cleveland Golf Company, Mr. Harman held the positions of President of Cleveland Golf Europe, Vice President of Marketing and New Business, and Director of Product Marketing after beginning his tenure as a Product Manager. Mr. Harman currently serves on the board of directors for the non-profit Bundles of Books. Mr. Harman received a Bachelor of Arts degree from California State University, Long Beach.

  Troy Mohns, Executive Vice President, New Business Development & Corporate Strategy

        Troy Mohns is the Executive Vice President, New Business Development & Corporate Strategy and has held this position since September 2014. Prior to that, he held the position of Vice President of Lacrosse and New Businesses. Earlier in his tenure with the Company, Mr. Mohns led the acquisition and integration of the Company's fourth largest competitor and managed the separation from Nike including the creation of the current Bauer brand image and positioning. During his 12-year tenure with Nike Bauer, Mr. Mohns held roles in regional management, brand marketing, product marketing and strategic planning. Mr. Mohns received a Bachelor of Arts degree in Economics from Colgate University.

  Rich Wuerthele, Executive Vice President, Hockey

        Rich Wuerthele is the Executive Vice President of Bauer Hockey and has held this position since March 2014. Mr. Wuerthele brings to the Company more than 20 years of management experience, including expertise in sales, marketing and operations. Prior to joining the Company, Mr. Wuerthele spent 11 years with Newell Rubbermaid from 2003 to 2014, most recently as President, Tools Business Segment, a global division that includes major brands such as Lenox, Irwin and Hilmor tools. Mr. Wuerthele previously held top executive roles in sales and marketing at The Black and Decker Corporation and Danaher. Mr. Wuerthele received a Bachelor of Science degree in Business Management from Alfred University.

  Paul Dachsteiner, Vice President, Information Services

        Paul Dachsteiner is the Vice President, Information Services and has held this position since returning to the Company in 2008. Prior to his return, Mr. Dachsteiner served as Chief Information Officer at Nike affiliate Cole Haan for two years. In addition to building shared services models between Nike and Cole Haan, Mr. Dachsteiner supported global retail stores while leading the transition of Cole Haan's point of sale systems and new store openings. In 2001, Mr. Dachsteiner began his role at Nike Bauer Hockey and worked closely with Nike to leverage shared services and deliver best-in-class services while reducing operating costs. Mr. Dachsteiner received a Bachelor of Science degree in Management Information Systems from New Hampshire College.

  Michael Wall, Vice President, General Counsel and Corporate Secretary

        Michael Wall is Vice President, General Counsel and Corporate Secretary of the Company. Mr. Wall has held this position since 2008. Prior to joining Bauer Hockey, he held the position of Chief Legal Officer of the TD Garden and the Boston Bruins. During his 13 years with the TD Garden and the Boston Bruins organizations, he was the sole in-house attorney, providing legal support, advice and counsel to the executive management of the TD Garden, the Boston Bruins, Massachusetts Sportservice (the concessionaire for the TD Garden), New England Sportservice (the concessionaire for the Comcast Center) and H.A. Sportservice (the concessionaire for the Agganis Arena at Boston University). He served as a member of the board of directors of the NHL Pension Society during this time and continues to serve on the board of directors of The Boston Bruins Charitable Foundation. Before joining the TD Garden and Boston Bruins executive teams in 1995, he was an attorney with two law firms in Boston at Hinckley, Allen & Snyder and at Goodwin Procter. Mr. Wall received a Bachelor of Arts degree from The College of the Holy Cross and a Doctorate of Jurisprudence from Boston College Law School.

Family Relationships

        There are no family relationships between any of the Company's executive officers or directors.

 EXECUTIVE COMPENSATION

Introduction

        The following section provides compensation information pursuant to the scaled disclosure rules applicable to "emerging growth companies" under the rules of the SEC. Further, as a U.S. domestic issuer, the Company is permitted to satisfy, and has satisfied, the disclosure requirements of Form 51-102F6 — Statement of Executive Compensation, by providing the information required to be disclosed in the United States under Item 402 "Executive compensation" of Regulation S-K under the Exchange Act.

        The Company's Named Executive Officers (the "Named Executive Officers" or "NEOs") for Fiscal 2015 and the positions they held with us during Fiscal 2015 are set forth below:

  •
  Kevin Davis, CEO

  •
  Prior to June 1, 2015, Mr. Davis served as President and CEO.

  •
  Amir Rosenthal, President, PSG Brands, and CFO.

  •
  Prior to June 1, 2015, Mr. Rosenthal served as CFO and Executive Vice President, Finance & Administration.

  •
  Todd Harman, Executive Vice President, Baseball/Softball (a new hire as of April 6, 2015).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)			Option Awards ($)(1)(2)		Non-equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)		Total ($)
Kevin Davis, CEO	2015 2014 2013	$ $ $	656,904 534,440 516,600		$ $	N/A 1,034,088 1,766,153	$ $ $	420,000 726,863 357,000	$ $ $	35,737 49,613 44,895	$ $ $	1,112,641 2,345,004 2,684,648
Amir Rosenthal, President, PSG Brands, and CFO	2015 2014 2013	$ $ $	404,285 376,665 363,000		$ $	N/A 620,453 1,119,070	$ $ $	186,750 446,537 222,000	$ $ $	40,711 52,068 45,664	$ $ $	631,746 1,495,723 1,749,734
Todd Harman, Executive Vice President, Baseball/Softball	2015		$53,847	(4)		$882,443		$45,150		Nil		$981,440

(1)
Option-based awards for Kevin Davis and Amir Rosenthal were granted in Canadian dollars. Option-based awards for Todd Harman were granted in U.S. dollars. The option award values for Mr. Davis and Mr. Rosenthal were converted from Canadian dollars to U.S. dollars using the noon rate of exchange on the relevant grant date for each option award.

(2)
The Company estimates the fair value of its stock options awards on the date of grant using the Black-Scholes option pricing model. Compensation cost is recognized over the vesting period based on the number of options expected to vest using the graded vesting method. Expected volatility is based on an average volatility of comparable public companies. The risk-free interest rate is based on the Canadian Treasury Bill yield curve corresponding to the stock option's expected term for Canadian dollar grants and the U.S Treasury Bill yield curve corresponding to the stock option's expected term for U.S. dollar grants. The expected dividend yield is 0% as dividends are not expected to be paid during the expected term. The assumptions made in determining option values are disclosed in Note 14 of Notes to Consolidated Financial Statements in the Company's Annual Report.

(3)
"All other compensation" includes Company contributions to a defined contribution plan and the dollar value of any insurance premiums paid by the Company.

(4)
Todd Harman joined the Company on April 6, 2015, and as such, his salary covers the period from the date he joined the Company to the end of Fiscal 2015.

Narrative Disclosure to Summary Compensation Table

Compensation Components

        Compensation consists primarily of three elements: base salary, annual bonus and long-term equity incentives. Each element of compensation is described in more detail below.

Base Salary

        Base salaries for the Company's executive officers are established based on the scope of their responsibilities and their prior relevant experience, taking into account competitive market compensation paid by other companies in our industry and in other relevant industries for similar positions and the overall market demand for such executives at the time of hire, performance of the individual and the Company, and pay relative to other executives officers of the Company. An executive officer's base salary is also determined by reviewing the executive officer's other compensation to ensure that the executive officer's total compensation is in line with the Company's overall compensation philosophy. We do not place any specific weighting to the various factors noted above.

        Base salary adjustments were provided to each of Messrs. Davis and Rosenthal. Mr. Davis received a salary increase on September 22, 2014 for Fiscal 2015 of 30% to better align his base salary with competitive market base salary practices. Mr. Rosenthal received a salary increase of 14% on June 1, 2015 in connection with his promotion to President, PSG Brands.

Annual Bonus

        The Company's compensation program includes eligibility for an annual incentive cash bonus, which amounts are set forth in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table above. The Compensation Committee has adopted a bonus plan, the purpose of which is to provide eligible executive officers (including NEOs) a bonus payment based on both individual and corporate performance.

        The amount of the cash bonus depends primarily on the level of achievement of the company-wide performance goals, with a target bonus generally set as a percentage of such executive officer's base salary (the "Target Bonus") and based on a target performance metric.

        The table below sets forth the Target Bonus, as a percentage of each NEO's base salary, set by the Compensation Committee for Fiscal 2015:

NEO	Fiscal 2015 Target Bonus as a Percentage of Salary
Kevin Davis	100%
Amir Rosenthal	75%
Todd Harman	65%

        For Fiscal 2015, the annual bonus program was 50% based on financial performance metrics and 50% on individual performance objectives. The plan requires a minimum performance achievement on the financial performance metric before any incentive award may be paid. The plan is funded based on the achievement of the financial performance metric established for that year.

        Adjusted EPS means the Company's Adjusted Net Income/Loss divided by the weighted average diluted shares outstanding. Adjusted EPS is a non-GAAP financial measure. It was selected as the reference metric for establishing annual incentive compensation because the Company believes that it is an appropriate measure of its operating performance that highlights trends in the core business that may not otherwise be apparent when relying solely on GAAP measures. Furthermore, the Compensation Committee and the Board of Directors believe that Adjusted EPS is the right metric to reward executive officers of a company that is still in a growth phase. Refer to the Company's Management Discussion & Analysis for Fiscal 2015, which is included in the Company's Annual Report on Form 10-K and available on EDGAR at www.sec.gov and SEDAR at www.sedar.com, for a reconciliation of Adjusted EPS to Earnings Per Share, the most directly comparable GAAP measure.

        If the Company meets the Adjusted EPS target established for the relevant fiscal year by the Compensation Committee, the executive officer receives 100% of the Target Bonus. If the Company's performance is below or exceeds such Adjusted EPS target, the bonus to which the executive officer is entitled is established based on the following:

Performance Levels	Adjusted EPS Performance (as a percentage of Target)	Bonus Payable (as a percentage of Target)
Below Threshold	Less than 90%	0%
Threshold(1)	90.1%	10%
Target	100%	100%
Maximum	119.1%	150%

(1)
Serves as the minimum threshold for the bonus program. No bonuses are paid if the Company does not achieve the threshold performance level for Adjusted EPS.

        Each percentage point increase in target performance in between the threshold and the target represents a ten percentage-point increase in bonus payable. For each percentage point increase in target performance in between target and Adjusted EPS performance of 110% represents a two percentage-point increase in bonus payable. For each percentage point increase in target performance in between Adjusted EPS performance of 110.1% and the maximum represents a three percentage-point increase in bonus payable.

        The Company's Adjusted EPS target established for Fiscal 2015 was determined in accordance with International Financial Reporting Standards ("IFRS") as the Company did not transition from IFRS to GAAP until June 1, 2015. Adjusted EPS targets for Fiscal 2016 will be determined in accordance with GAAP.

        For Fiscal 2015, the Company reported Adjusted EPS of $1.02 per share and achieved at target for their individual goals. The executive officers will receive annual bonuses representing approximately 60% of their respective Target Bonuses. The bonus payable for Fiscal 2015 includes a discretionary adjustment to remove certain unfavorable foreign exchange impacts.

        In addition to the above-noted performance goal, which is related to an objective, identifiable measure, the annual bonus payable to an executive officer may be adjusted up or down, at the discretion of the Compensation Committee and CEO (in respect of other executive officers), based on individual contribution and performance during the fiscal year.

Long-Term Equity Incentives

        We believe that equity-based awards allow us to reward executive officers for their sustained contributions to the Company. We also believe that equity awards reward continued employment by an executive officer, with an associated benefit to us of employee continuity and retention. The Board of Directors believes that stock options provide management with a strong link to long-term corporate performance and the creation of shareholder value. The Board of Directors does not award options to executive officers according to a prescribed formula or target. Instead, it takes into account the individual's position, scope of responsibility, ability to affect profits and the individual's historic and recent performance and the value of the awards in relation to other elements of the executive officer's total compensation.

        In Fiscal 2015, the Compensation Committee and the management team made a proactive decision to delay long-term incentive awards to the executives of the Company. As a result, Messrs. Davis and Rosenthal did not receive a grant of stock options under the 2011 Plan in the past year. The Company made this decision in light of the following: there were not enough options available under the 2011 Plan to provide a complete long-term incentive grant, the current 2011 Plan only allows for the granting of stock options, the Company was in the process of becoming a U.S. publicly traded company listed on the NYSE, and the Omnibus Equity Incentive Plan was to be submitted to Shareholders at the Meeting for approval, following which, the Company would then consider the grant of long-term incentive awards thereunder.

        The Compensation Committee in connection with the management team and PM&P reviewed various alternatives for the design of the long-term incentive program to ensure that it appropriately supports and aligns with the evolving business strategy and culture of the Company. Approval of the Omnibus Equity Incentive Plan is an essential part of the long-standing future and design of this program. Upon Shareholder approval of the Omnibus Equity Incentive Plan, no further awards will be granted under the 2011 Plan. However, the 2011 Plan will continue to govern awards previously granted under the 2011 Plan.

The 2011 Plan

        Under the 2011 Plan, options may be granted to the Company's employees, officers, directors and consultants. The Board of Directors has delegated the administration of the 2011 Plan and all discretion of the Board of Directors under the 2011 Plan described below, subject to certain limitations, to the Compensation Committee of the Board of Directors. The following discussion is qualified in its entirety by the text of the 2011 Plan, which is available on EDGAR at www.sec.gov and SEDAR at www.sedar.com. On October 16, 2013, Shareholders approved the renewal of the 2011 Plan.

        The maximum aggregate number of Shares which may be subject to options under the 2011 Plan and any other proposed or established share compensation arrangement of the Company (other than the Rollover Plan) is 12% of the Shares outstanding from time to time. The 2011 Plan does not limit insider participation, nor does the 2011 Plan provide for a maximum number of Shares which may be issued to an individual pursuant to the 2011 Plan.

        Since the 2011 Plan's inception, as of the date hereof an aggregate of 5,155,571 options have been granted, of which 320,875 have been cancelled and 617,975 have been exercised. Accordingly, as of the date hereof, an aggregate of 4,216,721 options are currently under grant, representing 9.3% of the issued and outstanding Shares on a non-diluted basis.

        Unless otherwise determined by the Board of Directors, options granted under the 2011 Plan, including those granted to the Company's NEOs, vest at a rate of 25% of the initial grant per year over four years at each anniversary of the date of the grant. All options granted have an exercise price determined and approved by the Board of Directors at the time of grant, which is not less than the market value of the Shares at such time (determined in accordance with the 2011 Plan). Fair market value is defined as the weighted average trading price of a Share on the TSX for the five business days immediately prior to that date. In the case of a participant of the 2011 Plan whose compensation from the Company or any of its affiliates is subject to Section 409A of the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding regulatory guidance thereunder, fair market value is rather the closing sale price of the Shares reported on the NYSE on the last business day on which such exchange is open for trading prior to the date of grant of such option.

        Subject to any accelerated termination, options expire no later than 10 years after the date of granting, unless the expiry date falls within a black-out period or within nine business days after the end of such black-out period, in which case such expiration date will be automatically extended without any further act or formality to that date which is the 10th business day after the end of such black-out period.

        Unless otherwise determined by the Board of Directors in its discretion at any time prior to or after the following events and in any option agreement, the right to exercise vested options granted pursuant to the 2011 Plan will expire on the earliest to occur of the following: (a) 10 years from the date of grant, (b) 365 days from the date of the optionee's death, (c) 90 days from the date of the optionee's disability or retirement or from the termination of the optionee's employment or term in office without cause or voluntary resignation or from the date the participant ceases to be a director, and (d) immediately, in the case of termination of the optionee's employment or term in office for cause. For greater certainty, any options that were not exercisable at the time of occurrence of events contemplated above immediately expire and are cancelled on such date.

        The Board of Directors may advance the date on which any option may be exercised notwithstanding the vesting schedule set forth in such option, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration or, subject to applicable regulatory provisions and shareholder approval, extend the expiration date of any option, provided that the period during which an option is exercisable does not exceed 10 years from the date such option is granted.

        Except as otherwise set forth in any option agreement, in the event of any change of control transaction in which there is an acquiring or surviving entity, the Board of Directors may provide for substitute or replacement options of similar value from, or the assumption of outstanding options by, the acquiring or surviving entity or one or more of its subsidiaries; provided, however, that in the event of a change of control transaction the Board of Directors may also take, as to any outstanding option, any one or more of the following actions:

  •
  provide that any or all options shall thereupon terminate, provided that any such outstanding options that have vested shall remain exercisable until consummation of such change of control; or

  •
  make any outstanding option exercisable in full.

        For purposes of the 2011 Plan, a change of control means the occurrence of (a) any transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of 50% of the Company's voting power is owned directly, or indirectly through one or more entities, by any person and its affiliates or associates (other than the Kohlberg Funds), or (b) a sale, lease or other disposition of all or substantially all of the assets of the Company (other than in connection with an internal reorganization).

        Notwithstanding anything contained to the contrary in the 2011 Plan, in the event of a change of control, a reorganization of the Company, an amalgamation of the Company, an arrangement involving the Company, a take-over bid (as that term is defined in the Securities Act (Ontario)) for all of the Shares or the sale or disposition of all or substantially all of the property and assets of the Company, the Board of Directors may make such provision for the protection of the rights of the optionees as the Board of Directors in its discretion considers appropriate in the circumstances, including, without limitation, changing the vesting for the options and/or the date on which any option expires.

        The 2011 Plan also provides that appropriate adjustments, if any, will be made by the Board of Directors in connection with a reclassification, reorganization or other change of shares, consolidation, distribution, merger or amalgamation (in each case, a "Change in Capitalization"), in order to maintain the optionees' economic rights in respect of their options in connection with such Change in Capitalization, including adjustments to the exercise price or the number of Shares to which an optionee is entitled upon exercise of options, or permitting the immediate exercise of any outstanding options that are not otherwise exercisable.

        Except as specifically provided in an option agreement approved by the Board of Directors, options granted under the 2011 Plan may only be exercised during the lifetime of the optionee by such optionee personally (except that an optionee may transfer options for bona fide estate planning purposes to a corporation in respect of which the optionee is the sole shareholder, or to a family trust of which the optionee is the trustee or beneficiary).

        For greater certainty, based on TSX rules, Shareholder approval is not required for the following amendments and the Board of Directors may make any changes to the 2011 Plan which may include but are not limited to:

  •
  Amendments of a "housekeeping" nature;

  •
  A change to the provisions of any option governing vesting, assignability, and effect of termination of a participant's employment or cessation of a participant's directorship;

  •
  The introduction or amendment of a cashless exercise feature payable in cash or securities;

  •
  The addition of a form of financial assistance and any amendment to a financial assistance provision which is adopted; and

  •
  A change to advance the date on which any option may be exercised under the 2011 Plan.

        For greater certainty, the Board of Directors is required to obtain Shareholder approval to make the following amendments:

  •
  Any change to the maximum percentage of Shares issuable from treasury under the 2011 Plan;

  •
  Any amendment which reduces the exercise price of any option after the options have been granted;

  •
  Any amendment which extends the expiry date of any option beyond the original expiry date, except in case of an extension due to a black-out period; and

  •
  Any amendment to the amendment provisions of the 2011 Plan;

provided that Shares held directly or indirectly by insiders benefiting from the amendments shall be excluded when obtaining such Shareholder approval.

The Rollover Plan

        At the time of the initial public offering of the Shares on the TSX completed on March 10, 2011, all of the predecessor options previously granted under the predecessor plan were exchanged for fully vested and exercisable rollover options issued under the predecessor plan assumed by the Company on March 10, 2011 (the "Rollover Plan"). Since the initial public offering, as of the date hereof, no rollover options have been cancelled and 4,212,172 rollover options have been exercised. Accordingly, as of the date hereof, an aggregate of 907,643 rollover options are currently under grant, representing 2.0% of the issued and outstanding Shares of the Company on a non-diluted basis.

        The terms of the Rollover Plan are substantially similar to the terms of the 2011 Plan, except that all rollover options are fully vested and no further options may be granted under the Rollover Plan. The Board of Directors has delegated to the Compensation Committee responsibility for administering the Rollover Plan. A copy of the second amended and restated Rollover Plan is available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

The 2014 DSU Plan

        The purpose of the 2014 DSU Plan is to promote a greater alignment of interests between Eligible Directors (defined below) and Shareholders. The Board of Directors has delegated to the Compensation Committee responsibility for administering the 2014 DSU Plan. Upon Shareholder approval of the Omnibus Equity Incentive Plan, no further awards will be granted under the 2014 DSU Plan, however, the 2014 DSU Plan will continue to govern awards previously granted under the 2014 DSU Plan. Deferred Stock Units ("DSUs") may be granted to any director (each, an "Eligible Director") of the Company who is not an employee of the Company (or any subsidiary of the Company) or an employee of a shareholder who is an insider (as that term is defined in the TSX Company Manual) of the Company. Eligible Directors may elect to receive up to 100% of their directors' compensation in the form of DSUs. Each DSU represents the right of the Eligible Director to receive, on a deferred basis and at the option of the Company, an award of one Share issued from treasury, purchased on the open market, the equivalent cash value or a combination thereof, subject to such vesting, forfeiture and other restrictions as the Compensation Committee may determine from time to time. DSUs are not assignable or transferable other than by will or the laws of descent and distribution.

        A maximum of 100,000 Shares, representing approximately 0.22% of the Shares issued and outstanding on a non-diluted basis as of the date hereof are reserved for issuance under the 2014 DSU Plan. The 2014 DSU Plan does not limit insider participation, nor does the 2014 DSU Plan provide for a maximum number of Shares which may be issued to an individual pursuant to the 2014 DSU Plan.

        Since the 2014 DSU Plan's inception, an aggregate of 75,069 DSUs have been granted (none have been cancelled or exercised), representing 0.16% of the issued and outstanding Shares of the Company on a non-diluted basis. DSUs are issued on the first business day immediately following the last day of each fiscal quarter. The number of DSUs issued to each Eligible Director who elects to receive DSUs is determined by dividing the amount of the director's quarterly remuneration to be provided in DSUs by the volume weighted average trading price of the Shares on the TSX for the five trading days ending on the trading day immediately preceding the first business day of the fiscal quarter in respect of which the DSUs are to be issued. If and when a dividend is paid on the Shares, each Eligible Director is allocated additional DSUs equal in value to the dividend paid on an equivalent number of Shares.

        If an Eligible Director ceases, for any reason except as a result of death, to be a director of the Company, DSUs held by such Eligible Director may be redeemed from time to time at the election of such Eligible Director on or prior to December 15 in the first calendar year commencing after the date that the Eligible Director retires from or otherwise ceases to hold such positions. In the event of death of an Eligible Director, the Company will redeem all DSUs held by the Eligible Director within 90 days of the death. In the case of any Eligible Director who is considered to be a "US Participant" under the 2014 DSU Plan, all DSUs held by such Eligible Director will be redeemed on the earlier of (i) such Eligible Director's separation from service with the

Company for any reason, and (ii) a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company. In the discretion of the Company, each DSU will be redeemed for one Share or for cash equal to the weighted average trading price of the Shares on the TSX for the five trading days ending on the last trading day immediately preceding the applicable redemption date (or in the case of an Eligible Director who is a US Participant, the closing market price of Shares on the TSX on the trading date immediately preceding the applicable redemption date). Eligible Directors pay a nil purchase price for Shares acquired on the redemption of DSUs.

        The Board of Directors may amend, suspend or terminate the 2014 DSU Plan, or any portion thereof, at any time, subject to those provisions of applicable rules, regulations and policies of the TSX, if any, that require the approval of Shareholders.

        For greater certainty, based on current TSX rules, Shareholder approval shall not be required for the following amendments to the 2014 DSU Plan and the Board of Directors may make any changes which may include but are not limited to:

  •
  amendments of a "housekeeping" nature; and

  •
  a change to the provisions of any DSU governing vesting, assignability and effect of cessation of a participant's directorship.

        For greater certainty, the Board of Directors shall be required to obtain Shareholder approval to make the following amendments to the 2014 DSU Plan:

  •
  any change to the maximum number of Shares issuable from treasury under the 2014 DSU Plan, including an increase to the fixed maximum number of Shares or a change from a fixed maximum number of Shares to a fixed maximum percentage; and

  •
  any amendment to the amendment provisions of the 2014 DSU Plan, provided that any Shares held directly or indirectly by insiders benefiting from the amendments shall be excluded when obtaining such Shareholder approval.

        With the consent of the Eligible Director affected thereby, the Compensation Committee may amend or modify any outstanding DSU in any manner to the extent that the Compensation Committee would have had the authority to initially grant the award as so modified or amended. However, no amendment, suspension or termination may materially adversely affect any DSUs, or any rights pursuant thereto, granted previously to any Eligible Director without the consent of that Eligible Director.

Outstanding Share-Based Awards and Option-Based Awards

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)		Option expiration date

Kevin Davis	100,500	—		$6.02	(5)	March 10, 2021

	80,400	80,400	(1)	$8.61	(6)	October 1, 2022

	125,000	125,000	(2)	$9.47	(7)	February 27, 2023

	50,000	150,000	(3)	$11.67	(8)	February 28, 2024

Amir Rosenthal	123,000	—		$6.02	(5)	March 10, 2021

	55,400	55,400	(1)	$8.61	(6)	October 1, 2022

	75,000	75,000	(2)	$9.47	(7)	February 27, 2023

	30,000	90,000	(3)	$11.67	(8)	February 28, 2024

Todd Harman	—	125,000	(4)	$20.45		April 21, 2025

(1)
50% of these shares will vest on October 1, 2015 and 50% will vest on October 1, 2016.

(2)
50% of these shares will vest on February 27, 2016 and 50% will vest on February 27, 2017.

(3)
33.3% of these shares will vest on February 28, 2016, 33.3% will vest on February 28, 2017, and 33.3% will vest on February 28, 2018.

(4)
25% of these shares will vest on April 21, 2016, 25% will vest on April 21, 2017, 25% will vest on April 21, 2018 and 25% will vest on April 21, 2019.

(5)
This represents the U.S. dollar equivalent of the exercise price of Cdn$7.50 based on the noon rate of exchange posted by the Bank of Canada on the last business day of Fiscal 2015.

(6)
This represents the U.S. dollar equivalent of the exercise price of Cdn$10.73 based on the noon rate of exchange posted by the Bank of Canada on the last business day of Fiscal 2015.

(7)
This represents the U.S. dollar equivalent of the exercise price of Cdn$11.81 based on the noon rate of exchange posted by the Bank of Canada on the last business day of Fiscal 2015.

(8)
This represents the U.S. dollar equivalent of the exercise price of Cdn$14.55 based on the noon rate of exchange posted by the Bank of Canada on the last business day of Fiscal 2015.

Securities Authorized for Issuance Under Equity Compensation Plans

        The table below sets out the securities authorized for issuance under the Company's equity compensation plans as of May 31, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights)

Equity compensation plans approved by security holders

2011 Plan	4,196,721	Cdn$12.47	(1)	1,169,541	(2)

2014 DSU Plan	59,117	N/A		40,883	(2)

Equity compensation plans not approved by security holders

Rollover Plan	909,643	Cdn$3.49		—

Total	5,165,481	Cdn$10.87	(1)	1,210,424

(1)
The weighted-average exercise price of outstanding options under the 2011 Plan and the Total are presented in Cdn$, but reflect conversion of US$ denominated options to Cdn$ amounts based on an exchange rate posted by Thomson Reuters, from NASDAQ OMX PHLX on the last business day of Fiscal 2015 for conversion of U.S. dollars into Canadian dollars at US$1.00 equals Cdn$1.245449.

(2)
At any time, the maximum number of Shares reserved for issuance under the 2011 Plan, together with all of the Company's other share compensation arrangements (including the 2014 DSU Plan but excluding the Rollover Plan) cannot be greater than 12% of the total number of Shares issued and outstanding from time to time. As of May 31, 2015, this maximum number of Shares was calculated to be 5,466,262.

Retirement Benefits

        The Company has two defined contribution pension plans: a defined contribution Registered Retirement Savings Plan ("RRSP") which is available to most Canadian employees and a defined contribution 401(k) plan that covers all employees in the United States ("401(k)"). The terms of the RRSP provide for annual contributions by the Company as determined by executive management. Employees are eligible to participate in the 401(k) plan immediately upon hire; there is no service requirement. The 401(k) plan provides for matching contributions in an amount equal to 100% of the first 4% contributed by the employee to the plan.

        All NEOs and any executive with the Company participate in the same health and welfare benefits and retirement benefits as the Company's employees.

Employment Agreements, Termination Benefits, Change of Control and Other Benefits

        Each of the NEOs has an executive employment agreement with the Company.

        The executive employment agreements for the NEOs provide for an indeterminate term, and that subject to any employee contributions, the NEO shall be entitled to participate in any and all employee benefit plans from time to time in effect for employees of the Company generally, except to the extent such plans are in a category of benefit otherwise provided to the NEO.

        As further described below, the employment agreements provide for severance pay in the event of the involuntary termination of the executive's employment without cause, which serves as consideration for the restrictive covenants, provides financial security to the executive and allows the executive to remain focused on the Company's interests at all times.

        Each executive employment agreement provides that the Company may terminate a NEO's employment at any time, without cause, by providing the NEO with notice by the Board of Directors, effective as of the date specified in such notice. In the event of such termination or the NEO's resignation with good reason, the Company is obligated to: (i) pay the NEO any earned, but unpaid, base salary through the end of the month in which termination occurred, any unreimbursed business expenses and any accrued and unused paid time-off, as applicable (the "Accrued Obligations"); (ii) continue to pay the NEO his/her base salary at the rate in effect on the date of termination for a period of 12 months following such termination (the "Continuation Period") in accordance with the Company's normal payroll practices for its NEOs; (iii) continue to provide medical and dental benefits during the Continuation Period (subject to any employee contribution applicable to active employees generally and the NEO's timely election of continuation coverage under COBRA); (iv) pay the NEO the annual bonus, if any, that would otherwise have been payable to him/her under the executive employment agreement with respect to the fiscal year of termination of employment, without regard to the NEO's termination of employment; (v) pay the NEO the prior year bonus if not already paid; and (vi) continue to provide the NEO the annual bonus for the portion of the Continuation Period beginning after the fiscal year of termination of employment, based on actual performance for the full fiscal year, pro-rated as though the NEO remained employed through the last day of the Continuation Period. The Accrued Obligations shall be payable in a lump sum within 30 days following the date of the termination of employment. Each of the prior year bonus and the annual bonus, if any, shall be payable when annual bonuses for the applicable fiscal year are paid to other senior executives of the Company.

        If the employment of Mr. Davis or Mr. Rosenthal is terminated by the Company without cause or he terminates his employment for good reason, in each case, nine months prior to, or within 12 months following the consummation of a "Change of Control" (as defined in the 2011 Plan), he shall be entitled to the same payments and benefits provided to him as if he were terminated without cause as stated above; provided, that the Continuation Period is 24 months.

        The U.S. Internal Revenue Code imposes an excise tax on certain "parachute payments" treated as payable in connection with or contingent upon certain "change in control" transactions where the total amount of payments to an affected individual exceeds a prescribed threshold based on the executive's historical compensation. The Company's NEOs who are subject to U.S. income taxes could be subject to this excise tax for compensation (such as severance and the value of accelerated vesting on equity awards) that becomes payable to them in connection with a future change in control of the Company and the Company could be denied a compensation deduction for U.S. federal income tax purposes for the amount of such "parachute payments." The employment agreements with the Company's NEOs who are U.S. taxpayers contain provisions intended to mitigate the adverse impact to the NEOs from these potential excise taxes.

Indemnification and Insurance

        The Company has a $65.0 million director and officer insurance program. In addition, the Company has indemnification agreements with each of its directors and officers. The indemnification agreements generally require that the Company indemnify and hold the indemnitees harmless to the greatest extent permitted by law for liabilities arising out of the indemnitees' service to the Company as directors and officers, provided, that the indemnitees acted honestly and in good faith and in a manner the indemnitees reasonably believed to be in or not opposed to the Company's best interests and, with respect to criminal and administrative actions or proceedings that are enforced by monetary penalty, the indemnitees had no reasonable grounds to believe that his or her conduct was unlawful. The indemnification agreements also provide for the advancement of defense expenses to the indemnitees by the Company.

Interest of Certain Persons or Companies in Matters to be Acted Upon

        Management is not aware of any material interest, direct or indirect, by way of beneficial ownership of Shares or otherwise, of any director or executive officer of the Company, or of any associate or affiliate of any of the foregoing, in any matter to be acted on at the Meeting, except as otherwise disclosed herein.

Share Ownership Guidelines

        The Board of Directors believes that share ownership by members of senior management is a key element of strong corporate governance and that long-term equity ownership further aligns the interests of senior management with those of Shareholders and also enables them to share in the long-term growth and success of the Company. The Company has share ownership guidelines that apply to certain members of senior management who are expected to satisfy the share ownership guidelines within (5) five years of the effective date of the share ownership guidelines, such date being August 11, 2015. Newly appointed executives have (5) five years from the time they are appointed or promoted to a new executive level to meet these guidelines.

        The CEO, President, Executive Vice Presidents, Corporate Vice Presidents and Divisional Vice Presidents are each required to acquire over time either through at the market purchases of Shares or through the vesting of equity interests under the Company's equity based incentive plans, as such plans may be adopted from time to time, equity interests with a value at least equal to their annual base salaries and thereafter to continue to maintain such holdings.

Position	Minimum Ownership Guidelines
Chief Executive Officer	5x
President (to the extent such title is not also held by the Chief Executive Officer)	3x
Executive Vice Presidents	3x
Corporate Vice Presidents	1x
Divisional Vice Presidents	1x

        The "in-the-money" value of vested equity based entitlements are included when determining whether a member of senior management has satisfied the share ownership guidelines. Unvested options do not count towards the share ownership guidelines. Members of senior management will be deemed to have satisfied the applicable share ownership guidelines if the fair market value of all equity interests held by the executive equals or exceeds the relevant multiple of his or her then current annual base salary, as calculated on the first trading day of each fiscal year using the average closing price of the Shares for the prior fiscal year. Compliance with the share ownership guidelines will be reviewed annually by the Compensation Committee with members of senior management who are subject to the share ownership guidelines being notified at the outset of each fiscal year as to the status of their compliance.

Insider Trading Policy

        The Company's Insider Trading Policy provides guidelines and restrictions applicable to trading in securities of the Company and communication of material non-public information. The Insider Trading Policy prohibits hedging, short sales, calls and put options where the insider of the Company does not own the underlying security of the Company, or in the case of a short sale, an option currently exercisable thereof. Further, insiders are not permitted to buy Company securities on margin and it is recommended that other than in the course of exercising an option, insiders of the Company do not buy and sell their Company securities within the same six-month period other than as described above. Directors and officers are prohibited from pledging securities as collateral for a loan.

        The Insider Trading Policy permits insiders from time to time to establish an automatic securities disposition plan ("ASDP"), pursuant to which an insider may sell securities of the Company through a third party plan administrator based on a set of pre-arranged instructions, or to trade securities pursuant to a pre-arranged trading plan that complies with Rule 10b5-1 under the Exchange Act ("10b5-1 Plan"). ASDPs and 10b5-1 Plans are designed to provide insiders who may, from time to time, possess material non-public information with the ability to buy or sell securities while availing themselves of an exemption from insider trading prohibitions and liability under subsection 175(2)(b) of the Securities Act (Ontario) and U.S. securities laws. Any ASDP or 10b5-1 Plan adopted by an insider of the Company must comply with all applicable Canadian or U.S. securities laws and regulations, and such other terms as set out in the Company's policy as it may be amended from time to time. Eligible securities include rollover options, vested stock options and Shares held from time to time. When an insider establishes an ASDP or 10b5-1 Plan, he or she must represent to the Company that he or she is not in possession of any material non-public information and is not attempting to evade applicable securities laws.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains information about the beneficial ownership of Shares as of September 1, 2015 by:

  •
  each person, or group of persons, who beneficially owns more than 5% of Shares;

  •
  each of the Named Executive Officers;

  •
  each of the Company's directors; and

  •
  all directors and executive officers as a group.

        For further information regarding material transactions between us and certain of our Shareholders, see "Certain Relationships and Related-Party Transactions."

        Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to Shares. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares subject to restrictions or options held by that person that are currently exercisable or exercisable within 60 days of September 1, 2015 are deemed outstanding. Such Shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each Shareholder named in the table has sole voting and investment power with respect to the Shares set forth opposite such Shareholder's name.

        The calculation of the percentage of beneficial ownership is based on 45,554,180 Shares issued and outstanding on September 1, 2015.

        Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o Performance Sports Group Ltd., 100 Domain Drive, Exeter, New Hampshire 03833.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholder:
Fiera Capital Corporation(1) 1501 McGill College, Suite 800 Montreal, Quebec H3A 3M8, Canada	3,603,133	7.9%
Connor, Clark & Lunn Investment Management Ltd.(2) 2200-1111 West Georgia Street Vancouver, BC V6E 4M3, Canada	3,484,410	7.6%
Wellington Management Group LLP(3) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	2,548,925	5.6%
Pembroke Management, Ltd.(4) 1002 Sherbrooke Street West, Suite 1700 Montreal, Quebec H3A 354, Canada	2,342,600	5.1%
Named Executive Officers & Directors:
Kevin Davis(5)	434,374	*
Amir Rosenthal(6)	342,704	*
Todd Harman	—	—
Bernard McDonell	6,650	*
Karyn Barsa	—	—
Joan Dea	—	—
C. Michael Jacobi	—	—
Paul Lavoie	—	—
Larry Lucchino	—	—
Matthew Mannelly	—	—
Bob Nicholson	—	—
All Executive Officers and Directors as a Group (17 Persons)(7):	1,923,841	4.2%

*
Less than 1%.

(1)
Based solely on a Schedule 13G/A filed by Fiera Capital Corporation with the SEC on February 13, 2015, which reported, as of December 31, 2014, that it had sole voting and dispositive power over all of the indicated shares.

(2)
Based solely on information provided to the Company by Connor, Clark & Lunn Investment Management Ltd. on August 12, 2015, which reported, as of July 15, 2015, that it had sole voting power over 3,141,259 of such shares and sole dispositive power over 3,484,410 of such shares.

(3)
Based solely on a Schedule 13G filed by Wellington Management Group LLP with the SEC on February 12, 2015, which reported, as of December 31, 2014, that it had shared voting power over 2,138,857 of such shares and shared dispositive power over 2,548,925 of such shares.

(4)
Based solely on a Schedule 13G filed by Pembroke Management, Ltd. with the SEC on February 9, 2015, which reported, as of December 31, 2014, that it had shared voting and dispositive power over all of the indicated shares.

(5)
This amount includes 4,102 Shares indirectly held by a family trust and options to purchase 396,100 Shares also indirectly held by such trust that are vested and exercisable or will become vested and exercisable within 60 days. Mr. Davis has sole voting and investment power with respect to the options to purchase 355,900 Shares and the 396,100 Shares held by his family trust.

(6)
This amount includes options to purchase 311,100 Shares that are vested and exercisable or will become vested and exercisable within 60 days. Mr. Rosenthal has shared voting and investment power with respect to 31,604 Shares with such Shares being held in a joint account with his spouse.

(7)
This amount includes options to purchase 1,778,875 Shares that are vested and exercisable or will become vested and exercisable within 60 days.

 CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Registration Rights Agreement

        In connection with the Company's initial public offering of Shares in Canada completed on March 10, 2011, funds managed by Kohlberg Management VI, LLC ("Kohlberg") and the Company entered into a registration rights agreement, dated March 10, 2011 (the "Registration Rights Agreement"). Under the Registration Rights Agreement, Kohlberg was granted certain demand and "piggy-back" registration rights provided certain minimum ownership levels of Shares were maintained. On June 25, 2014, following the closing of the Company's initial public offering in the U.S., Kohlberg's ownership position was diluted such that it fell below the minimum ownership levels specified in the Registration Rights Agreement. As a result, Kohlberg's rights under the Registration Rights Agreement were subsequently terminated after 180 days. Kohlberg ceased to be a related person in the second quarter of Fiscal 2015.

Indemnification of Directors and Officers

        The Company has entered into customary indemnification agreements with the Company's officers and directors that provide, in general, that the Company will provide them with customary indemnification in connection with their service to us or on the Company's behalf. See "Proposal No. 8 Approval of an Amendment to the Indemnification Provisions in the Articles — Executive Compensation — Indemnification and Insurance."

Statement of Policy Regarding Transactions with Related Persons

        The Company has adopted a written Related Person Transactions Policy, which sets forth the Company's policy with respect to the review, approval, ratification and disclosure of all related person transactions or arrangements by the Corporate Governance and Nominating Committee of the Board of Directors. In accordance with the Company's Related Person Transactions Policy, the Corporate Governance and Nominating Committee has overall responsibility for the implementation of and compliance with this policy.

        For the purposes of the Related Person Transactions Policy, a related person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was, is or will be a participant and the amount involved exceeds US $120,000, and in which any Related Person (as defined in the Related Person Transactions Policy) had, has or will have a direct or indirect material interest. A related person transaction does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship which has been reviewed and approved by the Board of Directors, Compensation Committee or group of independent directors performing a similar function.

        The Related Person Transactions Policy requires that notice of a proposed related person transaction be provided to the Company's legal department prior to entering into such transaction. If the legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to the Corporate Governance and Nominating Committee for consideration. Under the Related Person Transactions Policy, only the Corporate Governance and Nominating Committee will be permitted to approve those related person transactions that are in, or are not inconsistent with, the Company's best interests. In the event the Company becomes aware of a related person transaction that has not been previously reviewed, approved or ratified under the Related Person Transactions Policy and that is ongoing or is completed, the transaction will be submitted to the Corporate Governance and Nominating Committee or Chair of the Committee so that it may determine whether to ratify, rescind, amend or terminate the related person transaction.

        The Related Person Transactions Policy also provides that the Corporate Governance and Nominating Committee will review any previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in the Company's best interests and the best interests of Shareholders.

 OTHER MATTERS

Indebtedness of Directors and Executive Officers

        None of the directors, executive officers, employees, former directors, former executive officers or former employees of the Company, and none of their associates, is or has, within 30 days before the date of this Proxy Statement or at any time since the beginning of the most recently completed financial year, been indebted to the Company or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by the Company, except for routine indebtedness.

Interest of Informed Persons in Material Transactions

        None of (i) the directors or executive officers of the Company, (ii) the Shareholders who beneficially own or control or direct, directly or indirectly, more than 10% of the voting shares of the Company, or (iii) any associate or affiliate of the persons referred to in (i) and (ii), has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction that has materially affected or is reasonably expected to materially affect the Company or any of its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that the Company's directors and officers, and other persons who beneficially own more than 10% of a registered class of the Company's equity securities, file with the SEC initial reports of stock ownership and reports of changes in stock ownership and provide the Company with copies of all such filed forms. The Company became subject to Section 16(a) of the Exchange Act on June 1, 2015, and accordingly the Company's directors and officers, and other persons who beneficially own more than 10% of Shares, were not required to file beneficial ownership reports during Fiscal 2015. The Company will provide the disclosure required under this item in the proxy statement for Fiscal 2016.

Shareholders Sharing the Same Address; Householding

        In accordance with notices to many Non-Registered Shareholders who hold their Shares through a broker or other financial intermediary and share a single address, only one Annual Report and Proxy Statement is being delivered to that address unless contrary instructions from any Shareholder at that address were received. This practice, known as "householding," is intended to reduce the Company's printing and postage costs. However, any such Shareholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report may request a copy by contacting the broker or other financial intermediary, or the Company by telephone at: (603) 610-5802, by e-mail to: investors@performancesportsgroup.com or by mail to: Performance Sports Group Ltd., 100 Domain Drive, Exeter, New Hampshire 03833, Attention: Investor Relations. The voting instructions sent by brokers or other financial intermediaries to a Non-Registered Shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. Please contact your broker or other financial intermediary directly if you have any questions or require additional copies of the Annual Report and Proxy Statement. The broker or other financial intermediary will arrange for delivery of separate materials promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Shareholder Proposals

        The Company is subject to both the rules of the SEC under the Exchange Act and the provisions of the BCBCA with respect to Shareholder proposals. As clearly indicated under the BCBCA and in the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.

        Shareholder proposals submitted pursuant to the rules of the SEC under the Exchange Act for inclusion in the Company's proxy materials for its annual meeting of Shareholders to be held in 2016 (the "2016 Meeting"), must be received by May 21, 2016, which is 120 days prior to the anniversary date of the previous year's definitive proxy statement. Such proposals must also comply with all applicable provisions of Exchange Act Rule 14a-8. Shareholder proposals submitted pursuant to the applicable provisions of the BCBCA for inclusion in the Company's proxy materials for the 2016 Meeting must be received by July 14, 2016, which is three months before the anniversary date of the Meeting. Proposals must be delivered to the Corporate Secretary at the Company's principal executive offices.

        As discussed in this Proxy Statement under "Advance Notice Provisions", the Articles also establish an advance notice procedure with regard to director nominations. See "Proposal No. 1 — Election of Directors — Advance Notice Provisions" and "Proposal No. 7 — Approval of an Amendment to the Advance Notice Provisions in the Articles with respect to the Nomination of Directors."

Fiscal Year 2015 Annual Report, SEC Filings and Additional Information

        The Company's financial statements for Fiscal 2015 are included in the Annual Report, which will be delivered by mail to Shareholders at the same time as this Proxy Statement. You may obtain additional copies of these documents upon request to the Corporate Secretary. This Proxy Statement and the Annual Report, as well as additional information regarding the Company, are posted on the Company's corporate website at www.performancesportsgroup.com/site/investors/reports.php and are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

        In addition, the Company has made available on the Company's corporate website the Code of Conduct and Corporate Governance Guidelines, as well as the charters of each of the Compensation Committee, Corporate Governance and Nominating Committee, Audit Committee and Risk Committee. Copies of any of these documents are available in print to any Shareholder upon request to the Corporate Secretary.

Other Business

        Management is not aware of any matter intended to come before the Meeting other than those items of business set forth in the attached Notice of Annual and Special Meeting of Shareholders. If any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy to vote in respect of those matters in accordance with their judgment.

Questions

        If you have any questions that are not answered by this Proxy Statement, or would like additional information, you should contact your professional advisors. You can also contact D.F. King, the Company's proxy solicitor, at 48 Wall Street, New York, NY 10005 or by calling toll free at 1-866-521-4425 or by email at inquiries@dfking.com should you have any questions regarding voting of your Shares. Banks and brokers may call collect at 201-806-7301.

Availability of Quarterly Financial Information

        If you are a Shareholder and wish to receive (or continue to receive) the Company's quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on the Company's corporate website at www.performancesportsgroup.com, on the EDGAR website maintained by the SEC at www.sec.gov and on the SEDAR website maintained by the CSA at www.sedar.com.

Approval by Directors

        The content and the sending to the Shareholders of this Proxy Statement have been approved by the Board of Directors of the Company.

        Dated at Exeter, New Hampshire, this    •     day of September, 2015.

Kevin Davis
Chief Executive Officer

 ANNEX A

ORDINARY RESOLUTION APPROVING THE OMNIBUS EQUITY INCENTIVE PLAN

        In order to be effective, the following ordinary resolution requires approval by a majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting. See "Proposal No. 3 — Approval of Omnibus Equity Incentive Plan."

        "WHEREAS,

  1.
  The Board of Directors of the Company approved the adoption of an Omnibus Equity Incentive Plan on August 11, 2015 in the form attached as Annex G to the Proxy Statement; and

  2.
  The primary purposes of the Omnibus Equity Incentive Plan are (i) to attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Shares or other performance objectives, and (ii) to align the interests of key personnel with those of Shareholders, in each case by providing a means by which the Company can grant equity-based incentive compensation awards to key service providers.

        BE IT RESOLVED, as an ordinary resolution, that:

  1.
  The Omnibus Equity Incentive Plan in the form attached as Annex G to the Proxy Statement pursuant to which 3,000,000 Shares may be issued, is hereby ratified and approved; and

  2.
  Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolution."

        It is the intention of the Company proxyholders named in the accompanying form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the ordinary resolution authorizing the approval of the Omnibus Equity Incentive Plan.

A-1

 ANNEX B

ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE ARTICLES TO
INCREASE THE QUORUM FOR MEETINGS OF EACH OF SHAREHOLDERS AND
THE BOARD OF DIRECTORS

        In order to be effective, the following ordinary resolution requires approval by a majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting. See "Proposal No. 4 — Approval of an Amendment to the Articles to Increase the Quorum Requirement for Meetings of each of Shareholders and the Board of Directors."

        "WHEREAS,

  1.
  The Board of Directors of the Company proposes that the Company amend the Articles of the Company to: (i) increase the quorum requirements for meetings of Shareholders to 25% of the issued and outstanding Shares entitled to be voted (on a non-diluted basis), and (ii) set the quorum requirement for meetings of directors at a majority of the directors then in office and make certain other related amendments (together, the "Quorum Amendments"); and

  2.
  In order for the Quorum Amendments to become effective, an amendment to the Articles to provide for the increased quorum requirements must be approved at the Meeting by ordinary resolution.

        BE IT RESOLVED, as an ordinary resolution, that:

  1.
  Section 11.3 of the Articles be amended as set out below:

    "11.3 Quorum.

    Subject to the special rights or restrictions attached to the shares of any class or series of shares and to Article 11.4, ~~the~~a quorum for the transaction of business at a meeting of shareholders is ~~two persons who are, or who represent by proxy,~~ present if shareholders who, in the aggregate, hold at least ~~5~~25% of the issued shares entitled to be voted at the meeting are present in person or represented by proxy, irrespective of the number of persons actually present at the meeting.";

  2.
  Section 17.10 of the Articles be amended as set out below:

    "17.10 Quorum

    The quorum necessary for the transaction of the business of the directors is a majority of the number of directors in office or such greater ~~or lesser~~ number as the directors may determine from time to time~~, provided that the minimum number of directors to constitute a quorum cannot be less than two directors~~.";

  3.
  The Company be authorized to include the Quorum Amendments approved above in the Second Amended and Restated Articles attached as Annex H to the Proxy Statement; and

  4.
  Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolution."

        It is the intention of the Company proxyholders named in the accompanying form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the ordinary resolution authorizing the approval of the Quorum Amendments.

B-1

 ANNEX C

SPECIAL RESOLUTION APPROVING AN AMENDMENT TO THE NOTICE OF ARTICLES AND THE ARTICLES TO REMOVE REFERENCES TO PROPORTIONATE VOTING SHARES

        In order to be effective, the following special resolution requires approval by not less than two-thirds of ~~the~~ votes duly cast in person or by proxy by the Shareholders at the Meeting. See "Proposal No. 5 — Approval of an Amendment to the Notice of Articles and Articles to remove references to Proportionate Voting Shares."

        "WHEREAS,

  1.
  The Board of Directors of the Company proposes that the Company alter the authorized share structure of the Company by removing Proportionate Voting Shares from the Notice of Articles and the Articles (the "Proportionate Voting Share Resolution"); and

  2.
  In order for the Proportionate Voting Share Resolution to become effective, an amendment to the Notice of Articles and the Articles to remove references to the Proportionate Voting Shares must be approved at the Meeting by special resolution.

        BE IT RESOLVED, as a special resolution, that:

  1.
  The class of Proportionate Voting Shares, none of which is outstanding, be eliminated and the Notice of Articles of the Company be altered accordingly;

  2.
  The special rights and restrictions attached to the Proportionate Voting Shares be deleted and the special rights and restrictions attached to the Shares be altered to remove references to the Proportionate Voting Shares and to make other consequential amendments;

  3.
  The Articles of the Company be altered by deleting Part 26 in its entirety and substituting therefor Part 26 as set out below containing the special rights and restrictions attached to the ~~Common~~ Shares, such alteration not to take effect until the Notice of Articles is altered to reflect the alteration to the Articles;

"PART 26

SPECIAL RIGHTS AND RESTRICTIONS

        The special rights and restrictions attached to the Common Shares ~~and the Proportionate Voting Shares~~ of the Company are as follows:

26.1
Special Rights and Restrictions of ~~both~~ Common Shares ~~and Proportionate Voting Shares~~

~~(1)        Equality~~

        ~~Except as set out in this Part 26, the Common Shares and Proportionate Voting Shares (collectively, the "Equity Shares") have the same rights and are equal in all respects and are treated by the Company as if they were shares of one class only.~~

(1)        ~~(2)~~ Liquidation Entitlement

        In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, all the property and assets of the Company available for distribution to the holders of the ~~Equity~~Common Shares will be paid or distributed to the holders of the ~~Equity Shares on the basis that each Proportionate Voting Share will be entitled to 1,000 times the amount distributed per Common Share, but otherwise there is no preference or distinction among or between the Equity~~Common Shares.

(2)        ~~(3)~~ Dividend Rights

        The holders of ~~Equity~~Common Shares are entitled to receive non-cumulative dividends at such times and in such amounts as the directors may in their discretion from time to time determine. ~~If, as and when dividends are declared by the directors, each Proportionate Voting Share is entitled to 1,000 times the amount paid or~~

~~distributed per Common Share.~~ The directors may, at any time and from time to time, declare and pay a stock dividend~~:~~.

    ~~payable in Common Shares on the Common Shares, provided that at the same time a stock dividend payable in Proportionate Voting Shares is declared and paid in the same number of shares per share on the Proportionate Voting Shares; or~~

    ~~payable in Proportionate Voting Shares on the Proportionate Voting Shares, provided that at the same time a stock dividend payable in Common Shares is declared and paid in the same number of shares per share on the Common Voting Shares.~~

(3)        ~~(4)~~ Meetings

        The holders of Common ~~Shares and Proportionate Voting~~ Shares are entitled to receive notice of any meeting of shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the Business Corporations Act.

        ~~The Proportionate Voting Shares carry 1,000 votes per share for all matters coming before shareholders.~~

        The Common Shares carry one vote per share for all matters coming before shareholders.

(4)        ~~(5)~~ Variation of Rights

        Notwithstanding any other provision of these Articles, but subject to the Business Corporations Act, the special rights and restrictions attached to any ~~Equity~~Common Shares may be modified if the amendment is authorized by not less than 66 2/3% of the votes cast at a meeting of holders of ~~Equity~~Common Shares duly held for that purpose. ~~However, if the holders of Proportionate Voting Shares, as a class, or the holders of Common Shares, as a class, are to be affected in a manner materially different from such other class of Equity Shares, the amendment must, in addition, be authorized by not less than 66 2/3% of the votes cast at a meeting of the holders of the class of shares which is affected differently.~~

~~(6)        Subdivision or Consolidation~~

        ~~No subdivision or consolidation of the Common Shares or Proportionate Voting Shares may be carried out unless, at the same time, the Common Shares or Proportionate Voting Shares, as the case may be, are subdivided or consolidated in the same manner and on the same basis, so as to preserve the relative rights of the holders of each class of Equity Shares.~~

~~26.2    Common Shares~~

        ~~In addition to the special rights and restrictions set out in section 26.1 and subject to section 26.3(2) (c), the Common Shares have the special rights and restrictions set out in this section 26.2.~~

~~(1)        Conversion Rights~~

        ~~Subject to section 26.3(2)(c), Common Shares may at any time, at the option of the holder, be converted into Proportionate Voting Shares on the basis of 1,000 Common Shares for one Proportionate Voting Share. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the transfer agent of the Company (the "Transfer Agent") accompanied by the certificate or certificates representing the Common Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Common Shares in respect of which the right of conversion is being exercised or by his or her duly authorized attorney and must specify the number of Common Shares which the holder wishes to have converted.~~

        ~~Upon receipt of the conversion notice and share certificate or share certificates or other evidence of ownership satisfactory to the Transfer Agent, the Company will issue a share certificate or other evidence of ownership representing Proportionate Voting Shares on the basis set out above to the registered holder of the Common Shares. If fewer than all the Common Shares represented by a certificate accompanying the notice are~~

~~to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted.~~

        ~~Except as provided for in subsection (2), no fractional Proportionate Voting Shares will be issued on any conversion of Common Shares.~~

~~(2)        Take-over Bids and Fractional Shares~~

        ~~In addition to any rights contained in subsection (1) and subject to section 26.3(2)(c), if an offer (the "Offer") is being made for Proportionate Voting Shares where:~~

    ~~by reason of applicable securities legislation or stock exchange requirements, the offer must be made to all holders of the class of Proportionate Voting Shares; and~~

    ~~no equivalent offer is made for the Common Shares,~~

    ~~the holders of Common Shares have the right, at their option, to convert their Common Shares into Proportionate Voting Shares for the purpose of allowing the holders of the Common Shares to tender to that offer.~~

        ~~In the event that holders of Common Shares are entitled to convert their Common Shares into Proportionate Voting Shares in connection with an Offer pursuant to this subsection (2), holders of an aggregate of Common Shares of less than 1,000 (an "Odd Lot") will be entitled to convert all but not less than all of such Odd Lot of Common Shares into a fraction of one Proportionate Voting Share, at a conversion ratio equivalent to 1,000 to one, provided that such conversion into a fractional Proportionate Voting Share will be solely for the purpose of tendering the fractional Proportionate Voting Share to the offer in question and that any fraction of a Proportionate Voting Share that is tendered to the Offer but that is not, for any reason, taken up and paid for by the offeror will automatically be reconverted into the Common Shares that existed prior to such conversion.~~

~~26.3        Proportionate Voting Shares~~

        ~~In addition to the special rights and restrictions set out in section 26.1, the Proportionate Voting Shares have the special rights and restrictions set out in this section 26.3.~~

~~(1)        Conversion at the Option of the Holder~~

        ~~Each issued and outstanding Proportionate Voting Share may at any time, at the option of the holder, be converted into 1,000 Common Shares. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the Transfer Agent accompanied by the certificate or certificates representing the Proportionate Voting Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Proportionate Voting Shares in respect of which the right of conversion is being exercised or by his or her duly authorized attorney and must specify the number of Proportionate Voting Shares which the holder wishes to have converted.~~

        ~~Upon receipt of the conversion notice and share certificate or share certificates or other evidence of ownership satisfactory to the Transfer Agent, the Company will issue a share certificate or other evidence of ownership representing Common Shares on the basis set out above to the registered holder of the Proportionate Voting Shares. If fewer than all the Proportionate Voting Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted.~~

        ~~No fractional Common Shares will be issued on any conversion of Proportionate Voting Shares.~~

~~(2)        Automatic Conversion~~

        ~~If, at any time on or after July 1, 2011, the directors, in good faith, determine that none of the Original Holders (as defined below) owns, controls or directs, directly or indirectly, any Proportionate Voting Shares,~~

~~then, effective on the date approved by the directors, the following shall occur and be deemed to occur in the following order:~~

    ~~all of the Proportionate Voting Shares held by each holder shall, without any further action on the part of any holder of Proportionate Voting Shares, immediately and automatically be converted into fully paid Common Shares at the conversion ratio of 1,000 Common Shares for each Proportionate Voting Share;~~

    ~~concurrently with the conversion of Proportionate Voting Shares in (a), the Company shall issue and promptly deliver to each holder of Proportionate Voting Shares share certificates or other evidence of ownership representing fully paid and non-assessable Common Shares in the amount equal to the number of Proportionate Voting Shares multiplied by 1000, and shall cancel all share certificates or other evidence of ownership representing Proportionate Voting Shares, whether or not such certificate or other evidence of ownership is delivered to the Company;~~

    ~~the right in section 26.2 of holders of Common Shares to convert their shares into Proportionate Voting Shares shall be terminated; and~~

    ~~the directors shall not be entitled to issue any further Proportionate Voting Shares.~~

~~In this section 26.3(2), "Original Holders" means the initial holders of Proportionate Voting Shares on the closing of the Company's initial public offering and any of their affiliates.";~~

4.
As a consequential amendment, Section 9.1 of the Articles of the Company be amended as set out below:

    "9.1 Alteration of Authorized Share Structure

    Subject to Article ~~9.2, Part 26~~9.2 and the Business Corporations Act, the Company may ~~by directors' resolution, unless an alteration to the Company's Notice of Articles would be required, in which case~~ by ordinary resolution:

    (1)
    create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

    (2)
    increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

    (3)
    subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

    (4)
    if the Company is authorized to issue shares of a class of shares with par value:

    (a)
    decrease the par value of those shares; or

    (b)
    if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

    (5)
    change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

    (6)
    alter the identifying name of any of its shares; or

    (7)
    otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

    and, if applicable, alter its Notice of Articles and, if applicable, its Articles, accordingly.";

  5.
  As a consequential amendment, Section 11.13 of the Articles of the Company be amended as set out below:

    "11.13 Decisions by Show of Hands or Poll

    Subject to the Business Corporations Act~~,~~

        ~~for so long as any Proportionate Voting Shares are outstanding, every motion put to a vote at a meeting of shareholders will be decided by a poll;~~

        ~~if no Proportionate Voting Shares are outstanding,~~ every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.";

  6.
  The Company be authorized to include the Proportionate Voting Share Amendments approved above in the Second Amended and Restated Articles attached as Annex H to the Proxy Statement; and

  7.
  Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolution.

It is the intention of the Company proxyholders named in the accompanying form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the special resolution authorizing the approval of the Proportionate Voting Share Resolution.

 ANNEX D

ORDINARY RESOLUTION APPROVING AN AMENDMENT TO
THE METHOD OF GIVING NOTICE IN THE ARTICLES

        In order to be effective, the following ordinary resolution requires approval by a majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting. See "Proposal No. 6 — Approval of an Amendment to the Method of Giving Notice in the Articles."

        "WHEREAS,

  1.
  The Board of Directors of the Company proposes that the Company amend the Articles of the Company to clarify that a notice, statement, report or other record required or permitted by the BCBCA or pursuant to the Articles can be sent by or to a person in any manner permitted under applicable securities laws (the "Notice Amendment"); and

  2.
  In order for the Notice Amendment to become effective, an amendment to the Articles must be approved at the Meeting by ordinary resolution.

        BE IT RESOLVED, as an ordinary resolution, that:

  1.
  The Articles of the Company be amended by adding subsection (6) to Section 23.1 Method of Giving Notice as set out below:

    "(6) as otherwise permitted by applicable securities legislation.";

  2.
  The Company be authorized to include the Notice Amendment approved above in the Second Amended and Restated Articles attached as Annex H to the Proxy Statement; and

  3.
  Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolution."

        It is the intention of the Company proxyholders named in the accompanying form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the ordinary resolution authorizing the approval of the Notice Amendment.

D-1

 ANNEX E

ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE ADVANCE NOTICE PROVISIONS IN THE ARTICLES WITH RESPECT TO NOMINATION OF DIRECTORS

        In order to be effective, the following ordinary resolution requires approval by a majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting. See "Proposal No. 7 — Approval of an Amendment to the Articles to Amend the Advance Notice Provisions with respect to the Nomination of Directors."

        "WHEREAS,

  1.
  The Board of Directors of the Company proposes that the Company amend Section 10.10 Advance Notice Provisions of the Articles (the "Advance Notice Amendment"); and

  2.
  In order for the Advance Notice Amendment to become effective, an amendment to the Articles must be approved at the Meeting by ordinary resolution.

        BE IT RESOLVED, as an ordinary resolution, that:

  1.
  Section 10.10 of the Articles be amended as set out below:

  "10.10 Advance Notice Provisions

        (1)    Nomination of Directors

        Subject only to the Business Corporations Act and these Articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors to the board of directors of the Company. Nominations of persons for election to the board at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose which includes the election of directors to the board may only be made:

  (a)
  by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

  (b)
  by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act or a requisition of shareholders made in accordance with the provisions of the Business Corporations Act; or

  (c)
  by any person entitled to vote at such meeting (a ~~"~~"Nominating Shareholder~~"~~"), who:

  (i)
  is, at the close of business on the date of giving notice provided for in this Article 10.10 and on the record date for notice of such meeting, either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and

  (ii)
  has given timely notice in proper written form as set forth in this Article 10.10.

        (2)    Exclusive Means

        For the avoidance of doubt, this Article 10.10 shall be the exclusive means for any person to bring nominations for election to the board before any annual or special meeting of shareholders of the Company.

        (3)    Timely Notice

        In order for a Nominating Shareholder to provide timely notice (a "Timely Notice") of its intention to nominate a person for election as a director (a "Proposed Nominee"), the Nominating Shareholder's notice must be received by the corporate secretary of the Company at the principal executive offices of the Company:

  (a)
  in the case of an annual meeting of shareholders, not later than 5:00 p.m. (Toronto time) on the 30th ~~day and not earlier than 9:00 a.m. (Toronto time) on the 65th~~day before the date of the meeting; provided, however, if the first public announcement made by the Company with respect to the date of the annual meeting (each such date being the "Notice Date") is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the ~~day on which the first public announcement of the date of such annual meeting is made by the Company~~Notice Date; and

  (b)
  in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the board, not later than the close of business on the 15th day following the ~~day on which the first public announcement of the date of the special meeting is made by the Company.~~Notice Date;

        provided that, in either instance, if notice-and-access (as set out in applicable securities laws) is used for delivery of proxy related materials in respect of a meeting described in Article 10.10(3)(a) or 10.10(3)(b), and the Notice Date in respect of the meeting is not less than 50 days before the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the date of the applicable meeting.

        ~~(4)    Time Period Determination~~

        ~~The time periods for giving of a Timely Notice shall in all cases be determined based on the original scheduled date of the annual meeting or the first public announcement of the annual or special meeting, as applicable. In no event shall an adjournment or postponement of an annual meeting or special meeting of shareholders or any announcement thereof commence a new time period for the giving of a Timely Notice as described in this Article 10.10.~~

        (4)    ~~(5)~~ Proper Form of Notice

        To be in proper written form, a Nominating Shareholder~~'~~'s notice to the corporate secretary must comply with all the provisions of this Article 10.10 and:

  (a)
  disclose or include, as applicable, as to each Proposed Nominee:

  (i)
  their name, age, business and residential address and principal occupation and/or employment for the past five years;

  (ii)
  their direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, including the number or principal amount ~~and the date(s) on which such securities were acquired;~~

  (iii)
  any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Proposed Nominee or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder;

  (iv)
  any other information relating to such Proposed Nominee that would be required to be included in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Business Corporations Act or applicable securities law; and

  (v)
  a ~~duly completed personal information form in respect of the Proposed Nominee in the form prescribed by the Toronto Stock Exchange; and~~written consent of each Proposed Nominee to being named as nominee and certifying that such Proposed Nominee is not disqualified from acting as director under the provisions of subsection 124(2) of the Business Corporations Act; and

  (b)
  disclose or include, as applicable, as to each Nominating Shareholder giving the notice, and each beneficial owner, if any, on whose behalf the nomination is made:

  (i)
  their name, business and residential address, direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount ~~and~~as of the record date~~(s) on which such securities were acquired;~~ for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, including the number or principal amount;

  (ii)
  their interests in, or rights or obligations associated with, an agreement, arrangement or understanding, the purpose or effect of which is to alter, directly or indirectly, the person~~'~~'s economic interest in a security of the Company or the person~~'~~'s economic exposure to the Company;

  (iii)
  any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Nominating Shareholder or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Nominating Shareholder and any Proposed Nominee;

  (iv)
  ~~(iii)~~ any proxy, contract, arrangement, agreement or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the board;

  (v)
  ~~(iv)~~ a representation that the Nominating Shareholder is a holder of record of securities of the Company, or a beneficial owner, entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such nomination ~~(and in the case of a beneficial owner, provided such beneficial owner has provided the Company with evidence of such ownership acceptable to the Company in its sole discretion acting reasonably);~~

  (vi)
  ~~(v)~~a representation as to whether such person intends to deliver a proxy circular and/or form of proxy to any shareholder of the Company in connection with such nomination or otherwise solicit proxies or votes from shareholders of the Company in support of such nomination; and

  (vii)
  ~~(vi)~~ any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act or by applicable securities law.

        ~~(6)    Additional Information~~

        ~~The Company may require a Proposed Nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such Proposed Nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such Proposed Nominee. The Nominating Shareholder's notice must be accompanied by a written consent of each Proposed Nominee to being named as a nominee and to serve as a director if elected.~~

        (5)    ~~(7)~~ Ineligibility

        No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 10.10; provided, however, that nothing in this Article 10.10 shall be deemed to preclude discussion by a Shareholder (as distinct from the nomination of directors) at a meeting of Shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act.

        (6)    ~~(8)~~ Currency of Nominee Information

        All information to be provided in a Timely Notice pursuant to this Article 10.10 shall be provided as of the date of such notice. The Nominating Shareholder shall provide the Company with an update to such information forthwith so that it is true and correct in all material respects.

        (7)    ~~(9)~~ Delivery of Information

        Any notice, or other document or information required to be given to the corporate secretary pursuant to this Article 10.10 may only be in writing, given by personal delivery, courier or facsimile (but not by email) to the corporate secretary at the address of the principal executive offices of the Company and shall be deemed to have been given and made:

  (a)
  if sent by personal delivery or courier, on the date of delivery if it is a business day and the delivery was made prior to 5:00 p.m. (Toronto time) and otherwise on the next business day; or

  (b)
  if sent by facsimile (provided that receipt of confirmation of such transmission has been received), on the business day following the date of confirmation of transmission by the originating facsimile.

        (8)    ~~(10)~~ Defective Nomination Determination

        The chair of any meeting of shareholders of the Company shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Article 10.10, and if any proposed nomination is not in compliance with such provisions, must declare that such defective nomination shall not be considered at any meeting of shareholders.

        (9)    ~~(11)~~ Failure to Appear

        Despite any other provision of this Article 10.10, if the Nominating Shareholder (or a qualified representative of the Nominating Shareholder) does not appear at the meeting of shareholders of the Company to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

        ~~(12)    Shareholder Communication Content~~

        ~~Nothing in this Article 10.10 shall obligate the Company or the board to include in any proxy statement or other shareholder communication distributed by or on behalf of the Company or board any information with respect to any proposed nomination or any Nominating Shareholder or Proposed Nominee.~~

        (10)    ~~(13)~~ Waiver

        The board may, in its sole discretion, waive any requirement in this Article 10.10.

        (11)    ~~(14)~~ Definitions

        For the purposes of this Article 10.10, ~~"~~"public announcement"~~"~~ means disclosure in a press release disseminated by the Company through a national news service in Canada, or in a document filed by the Company for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or the Electronic Data Gathering Analysis and Retrieval (EDGAR) system at www.sec.gov.";

  2.
  The Company be authorized to include the Advance Notice Amendment approved above in the Second Amended and Restated Articles attached as Annex H to the Proxy Statement; and

  3.
  Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolution."

        It is the intention of the Company proxyholders in the accompanying form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the ordinary resolution authorizing the approval of the Advance Notice Amendment.

 ANNEX F

ORDINARY RESOLUTION APPROVING AN AMENDMENT TO
THE INDEMNIFICATION PROVISIONS IN THE ARTICLES

        In order to be effective, the following ordinary resolution requires approval by a majority of the votes duly cast in person or by proxy by the Shareholders at the Meeting. See "Proposal No. 8 — Approval of an Amendment to the Indemnification Provisions in the Articles."

        "WHEREAS,

  1.
  The Board of Directors of the Company proposes that the Company amend the Articles of the Company to clarify that indemnification is mandatory for the Company's officers in addition to its directors (the "Indemnification Amendment"); and

  2.
  In order for the Indemnification Amendment to become effective, an amendment to the Articles must be approved at the Meeting by ordinary resolution.

        BE IT RESOLVED, as an ordinary resolution, that:

  1.
  Section 20.1 of the Articles be amended as set out below:

    "20.1 Definitions

    In this Article 20:

    (1)
    "eligible penalty" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

    (2)
    "eligible proceeding" means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director or former director or an officer or former officer of the Company (an "eligible party") or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of the Company:

    (a)
    is or may be joined as a party; or

    (b)
    is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

    (3)
    "expenses" has the meaning set out in the Business Corporations Act;

    (4)   "officer" means an officer appointed by the board of directors."

  2.
  Section 20.2 of the Articles be amended as set out below:

    "20.2 Mandatory Indemnification of Directors and Officers

    Subject to the Business Corporations Act, the Company must indemnify ~~a director or former director of the Company~~ an eligible party and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.";

  3.
  The Company be authorized to include the Indemnification Amendment approved above in the Second Amended and Restated Articles attached as Annex H to the Proxy Statement; and

  4.
  Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolution."

        It is the intention of the Company proxyholders named in the accompanying form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the ordinary resolution authorizing the approval of the Indemnification Amendment.

F-1

 ANNEX G

OMNIBUS EQUITY INCENTIVE PLAN

 OMNIBUS EQUITY INCENTIVE PLAN
Performance Sports Group Ltd. Omnibus Equity Incentive Plan

1.    Purpose.    The purpose of the Performance Sports Group Ltd. Omnibus Equity Incentive Plan (the "Plan") is to enable Performance Sports Group Ltd., a corporation organized under the laws of British Columbia, Canada (including any successor thereto, the "Company"), and its Affiliates to (i) attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Shares or other performance objectives and (ii) align the interests of key personnel with those of the Company's shareholders.

2.    Effective Date; Duration.    The Plan shall be effective as of the date on which the Plan is approved by the shareholders of the Company (the "Effective Date"). The expiration date of the Plan, on and after which date no Awards may be granted, shall be the 10th anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

3.    Definitions.    The following definitions shall apply throughout the Plan.

  (a)
  "Affiliate" means (i) any person or entity that directly or indirectly controls, is controlled by, or is under common control with the Company and (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract, or otherwise.

  (b)
  "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, Other Stock-Based Award, and Performance Compensation Award granted under the Plan.

  (c)
  "Award Agreement" means the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan.

  (d)
  "Beneficial Ownership" has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the U.S. Exchange Act.

  (e)
  "Board" means the Board of Directors of the Company.

  (f)
  "Canadian Securities Laws" means, collectively, the applicable securities laws of each of the provinces and territories of Canada, including the respective regulations and rules made under those securities laws.

  (g)
  "Cause" with respect to any Participant (a) has the meaning, if any, set forth in the employment or service agreement then in effect, if any, between such Participant and the Company or any Affiliate, or (b) if there is no such meaning set forth in such employment or service agreement or there is no such employment or service agreement then in effect, means the following events or conditions, as determined by the Committee in its reasonable judgment: (i) willful misconduct of the Participant with regard to the Company and its Affiliates that constitutes a material breach of any of such Participant's obligations set forth in any written agreement governing the terms of the Participant's service with the Company and its Affiliates as the same may then be in effect and such breach, if curable, has not been cured within 15 days after written notice to the Participant by the Company or an Affiliate; (ii) fraud, embezzlement, theft, or other material dishonesty by the Participant with respect to the Company or any of its Affiliates; (iii) the Participant's material breach of the Participant's fiduciary duties as an officer or manager of the Company or any of its Affiliates, or as an officer, trustee, director, or other fiduciary of any pension or benefit plan of the Company or its Affiliates or willful misconduct that has, or could reasonably be expected to have, a material adverse effect upon the business, interests, or reputation of the Company or any of its Affiliates and such breach or conduct, if curable, has not been cured within 15 days after written notice to the Participant by the Company or an Affiliate; (iv) the Participant's indictment for, or a plea of nolo contendere to, any felony or an analogous provision under the laws of a local jurisdiction; or (v) refusal or failure by the Participant to attempt in good faith to follow or carry out the reasonable written instructions of the Board or such Participant's direct supervisor, which failure, if curable, does not cease within 15 days after written notice of such failure is given to the Participant by the Board or such Participant's direct supervisor. For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interests of the Company.

  (h)
  "Change in Control" means, in the case of a particular Award, unless the applicable Award Agreement (or any employment or service agreement between the Participant and the Company or an Affiliate) states otherwise, the first to occur of any of the following events:

  (i)
  the acquisition by any Person or related "group" (as such term is used in Sections 13(d) and 14(d) of the U.S Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more (on a fully diluted basis) of either (A) the then-outstanding Common Shares, including Common Shares issuable upon the exercise of options, Awards or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Shares (the "Outstanding Company Common Shares"); or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of directors (the "Outstanding Company Voting Securities"); but excluding any acquisition by the Company or any of its Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;

  (ii)
  a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the "Incumbent Directors") cease to constitute a majority of the Board. Any person becoming a director through election or nomination for election approved by a valid vote of at least two thirds of the Incumbent Directors shall be an Incumbent Director; provided, however, that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the U.S Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be an Incumbent Director;

  (iii)
  the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; and

  (iv)
  the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company (a "Business Combination"), or sale, transfer, or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a "Sale"), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the "Surviving Company"), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale) and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale and (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company); provided, that no Person or group shall be treated for purposes of this Section 3(h)(iv)(B) as having Beneficial

      Ownership of 50% or more of such total voting power solely as a result of the voting power held in the Company prior to the consummation of the Business Combination or Sale.

  (i)
  "Code" means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

  (j)
  "Committee" means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to obtain the exception for performance-based compensation under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the U.S. Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.

  (k)
  "Common Shares" means the common shares of the Company (and any share or other securities into which such shares may be converted or into which it may be exchanged).

  (l)
  "Deferred Stock Unit" means a right granted by the Company to a director to receive upon redemption, on a deferred basis, one (1) Common Share or the cash equivalent thereof on the terms contained herein.

  (m)
  "Disability" shall, unless in the case of a particular Award the applicable Award Agreement states otherwise, have the meaning given to it in any then-existing employment or service agreement between the Participant and the Company or an Affiliate, or in the absence of such an employment or service agreement, any condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation in which a Participant was employed or served when such condition commenced, as determined by the Committee based upon medical evidence acceptable to it.

  (n)
  "$" shall refer to United States dollars.

  (o)
  "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the U.S Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and/or (iii) an "independent director" under applicable securities laws or the applicable rules of the NYSE, the TSX, or any other national securities exchange on which the Company has applied to list or quote its Common Shares, or a person meeting any similar requirement under any successor rule or regulation.

  (p)
  "Eligible Person" means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person; (ii) director or officer of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the U.S. Securities Act or offered under a prospectus exemption in accordance with Section 2.22 of National Instrument 45-106 — Prospectus Exemptions.

  (q)
  "Fair Market Value" means, (i) with respect to Common Shares on a given date, (x) if the Common Shares are listed on a national securities exchange, the closing sales price of the Common Shares reported on such exchange on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (y) if the Common Shares are not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Shares, or (ii) with respect to any other property, the amount determined by the Committee in good faith to be the fair market value of such other property.

  (r)
  "Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

  (s)
  "Insider" means "reporting insiders" as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions.

  (t)
  "Nonqualified Stock Option" means an Option that is not designated by the Committee as an Incentive Stock Option.

  (u)
  "NYSE" means the New York Stock Exchange.

  (v)
  "Option" means an Award granted under Section 7 of the Plan.

  (w)
  "Participant" means the recipient of an Award granted under the Plan as defined in Section 6 of the Plan.

  (x)
  "Performance Compensation Award" means an Award designated by the Committee as a Performance Compensation Award pursuant to Section 6 of the Plan.

  (y)
  "Performance Criterion" or "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

  (z)
  "Performance Formula" shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

  (aa)
  "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

  (bb)
  "Performance Period" shall mean the one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining the Participant's right to, and the payment with respect to, a Performance Compensation Award.

  (cc)
  "Person" has the meaning given in Section 3(a)(9) of the U.S. Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Shares of the Company.

  (dd)
  "Restricted Stock" means an Award of Common Shares, subject to certain specified restrictions, granted under Section 9 of the Plan.

  (ee)
  "Restricted Stock Unit" means an Award of an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.

  (ff)
  "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

  "TSX" means the Toronto Stock Exchange.

  "U.S. Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the U.S Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successors thereto.

  "U.S. Participant" means each Participant who is a United States citizen or resident or whose compensation under the Plan is subject to income taxation under the Code.

  "U.S. Securities Act" means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the U.S. Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or other interpretive guidance.

4.
Administration.

(a)
The Committee shall administer the Plan and shall have the sole and plenary authority to (i) designate Participants; (ii) determine the type, size, and terms, and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant's or Committee's election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the U.S. Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan) or the Canadian Securities Laws or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under applicable securities laws or the applicable rules of the NYSE, the TSX, or any other national securities exchange on which the Company has applied to list or quote its Common Shares, as applicable, it is intended that each member of the Committee shall, at the time the Participant takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b)
The Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members or to any one or more members of the Board, except for grants of Awards to persons (i) who are non-employee members of the Board or are otherwise subject to Section 16 of the U.S. Exchange Act or (ii) who are or may reasonably be expected to be "covered employees" for purposes of Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.

(c)
As further set forth in Section 15(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States and Canada on terms and conditions comparable to those afforded to Eligible Persons located within the United States and Canada; provided, however, that no such action shall be taken without shareholder approval if such approval is required by applicable securities laws or the applicable rules of the NYSE, the TSX, or any other national securities exchange on which the Company has applied to list or quote its Common Shares.

(d)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing any Award granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)
No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an "Indemnifiable Person"), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from all losses, costs, liabilities, and expenses (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be involved as a party, witness, or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable

    Person with the Company's approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Articles. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's Articles, as a matter of law, individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

  (f)
  The Board may at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.
Grant of Awards; Shares Subject to the Plan; Limitations.

(a)
The Committee may grant Awards to one or more Eligible Persons.

(b)
Subject to Section 12 of the Plan and subsections (c) through (g) below, the following limitations apply to the grant of Awards: (i) no more than 3,000,000 Common Shares may be reserved for issuance and delivered in the aggregate pursuant to Awards granted under the Plan; (ii) no more than 1,500,000 Common Shares may be subject to grants of Options or SARs under the Plan to any single Participant during any single fiscal year; (iii) no more than 3,000,000 Common Shares may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) no more than 1,500,000 Common Shares may be delivered in respect of Performance Compensation Awards denominated in Common Shares granted to any Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event that such Performance Compensation Award is paid in cash, other securities, other Awards, or other property, no more than the Fair Market Value of 1,500,000 Common Shares on the last day of the Performance Period to which such Award relates; (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash shall be $7,500,000; and (vi) the aggregate number of Common Shares reserved for issuance to all non-employee directors of the Company shall not exceed one percent (1%) of the Company's issued and outstanding Common Shares as of any date of determination, and no individual non-employee director of the Company shall receive Awards under the Plan in any year in respect of Common Shares having a Fair Market Value as of the date of grant in excess of $500,000 in the aggregate; provided, that the foregoing limitation shall not apply in respect of any Restricted Stock Units or Deferred Stock Units issued to a non-employee director in lieu of payment of cash director compensation or board or committee fees or in respect of any one-time initial equity grant upon a non-employee director's appointment to the Board.

(c)
Common Shares shall be deemed to have been used in settlement of Awards whether or not they are actually delivered; provided, that if the Fair Market Value equivalent of such shares on the date of issuance is paid in cash, such shares shall again become available for other Awards; provided, that if Common Shares issued upon exercise, vesting, or settlement of an Award, including any Option, are surrendered or tendered to the Company in payment of the Exercise Price or any taxes required to be withheld in respect of an Award in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares shall not become available again for other Awards, and shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise shall not become available again for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of Common Shares that may be delivered pursuant to Incentive Stock Options. If and to the extent that all or any portion of an Award expires, terminates, or is canceled or forfeited for any reason without the Participant's having received any benefit therefrom, the Common Shares covered by such Award or portion thereof shall again become available for other Awards. For purposes of the foregoing sentence, the Participant shall not be deemed to have received any "benefit" (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award's being granted in substitution therefor.

  (d)
  The number of Common Shares issuable to Insiders of the Company at any time, and the number of Common Shares issued to Insiders of the Company within any one (1) year period, under this Plan or when combined with all of the Company's other equity-based compensation arrangements (as described under the applicable rules of the TSX), shall not exceed ten percent (10%) of the Company's issued and outstanding Common Shares as of any date of determination, respectively.

  (e)
  Subject to applicable laws, including the Canadian Securities Laws, and the applicable rules of the NYSE, the TSX, or any other national securities exchange, the Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"), and such Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards; provided, that Substitute Awards issued or intended as Incentive Stock Options shall be counted against the aggregate number of Incentive Stock Options available under the Plan.

  (f)
  Unless otherwise specified in an Award Agreement, Common Shares delivered by the Company in settlement of Awards may be issued from treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

  (g)
  Notwithstanding any other provision of the Plan to the contrary, no vesting date of any Award granted under the Plan to a Participant (but excluding Awards to non-employee directors) shall be less than one year following the date the Award is granted; provided, however, that (i) the Committee, in its sole discretion, may determine that, on an ad hoc basis, Awards may be granted under the Plan without regard to the foregoing minimum vesting provisions in order to achieve a specified business objective, such as an inducement to a new hire or a retention award to a key employee or group of key employees; (ii) Awards may be granted to certain Participants under the Plan without regard to the foregoing minimum vesting provisions (x) if such Participant is subject to laws or regulations imposing certain requirements or restrictions on the remuneration of such individual or (y) in order to conform with local laws applicable to such Award; (iii) Awards hereunder may be issued in the form of unrestricted Common Shares pursuant to Section 10; provided, that Awards issued pursuant to clauses (i) – (iii) above shall not be granted in respect of shares in excess of 5%, in the aggregate, of the shares authorized for issuance under the Plan; and (iv) nothing in this Section 5(g) shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award upon circumstances it deems appropriate, including, without limitation, upon or following a Change in Control or the Participant's death, disability, retirement, or involuntary termination.

6.    Eligibility.    Participation shall be limited to Eligible Persons who have been selected by the Committee and who have entered into an Award Agreement with respect to an Award granted to them under the Plan (each such Eligible Person, a "Participant").

7.
Options.

(a)
Generally.    Each Option shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only to U.S. Participants subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company and its Affiliates and who are U.S. Participants eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.

(b)
Exercise Price.    The exercise price ("Exercise Price") per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share, determined on the last trading date immediately prior to the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(d).

(c)
Vesting, Exercise and Expiration.    Subject to Section 5(g), the Committee shall determine the manner and timing of vesting, exercise, and expiration of Options. The period between date of grant and the scheduled expiration date of the Option ("Option Period") shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Common Shares is prohibited by the Company's insider trading policy or a Company-imposed "blackout period," in which case the Option Period shall be extended automatically until the 10th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code or applicable rules of the NYSE, the TSX, or any other national securities exchange). Subject to Section 5(g), the Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.

(d)
Method of Exercise and Form of Payment.    No Common Shares shall be delivered pursuant to any exercise of an Option until the Participant has paid the Exercise Price to the Company in full, and an amount equal to any U.S. federal, state, non-U.S. federal, provincial, and local income and employment taxes, social contributions, and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including third-party administrators) in accordance with the terms of the Option and the Award Agreement accompanied by payment of the Exercise Price and such applicable taxes. Unless otherwise stated in the Award Agreement, the Exercise Price and all applicable required withholding taxes shall be payable (i) in cash or cash equivalent, or by check, or (ii) by such other method as elected by the Participant and that the Committee may permit, in its sole discretion, including without limitation: (A) in the form of other property having a Fair Market Value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes; (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company or its designee (included third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes against delivery of the Common Shares to settle the applicable trade; or (C) by means of a "net exercise" procedure effected by withholding the minimum number of Common Shares otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Notwithstanding the foregoing, unless otherwise determined by the Committee or as set forth in an Award Agreement, if on the last day of the Option Period the Fair Market Value of the Common Shares exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not previously expired, such Option shall be deemed exercised by the Participant on such last day by means of a "net exercise" procedure described above. In all events of cashless or net exercise, any fractional Common Shares shall be settled in cash.

(e)
Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each U.S. Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which the U.S. Participant makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable U.S. Participant, of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such U.S. Participant as to the sale of such Common Shares.

  (f)
  Compliance with Laws.    Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law(including the applicable rules and regulations of the Securities and Exchange Commission) or the applicable rules of the NYSE, the TSX, or any other national securities exchange on which the Common Shares of the Company is listed or quoted.

  (g)
  Incentive Stock Option Grants to 10% Shareholders.    Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to an U.S. Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company or of a subsidiary or a parent of the Company, the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option.

  (h)
  $100,000 Per Year Limitation for Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Shares for which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.
Stock Appreciation Rights (SARs).

(a)
Generally.    Each SAR shall be subject to the conditions set forth in the Plan and the Award Agreement. Any Option granted under the Plan may include a tandem SAR. The Committee also may award SARs independent of any Option.

(b)
Strike Price.    The strike price ("Strike Price") per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share, determined as of the last trading date immediately preceding the date of grant; provided, however, that a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(d).

(c)
Vesting and Expiration.    A SAR granted in tandem with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. Subject to Section 5(g), a SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "SAR Period"); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the Common Shares is prohibited by the Company's insider trading policy or a Company-imposed "blackout period," the SAR Period shall be extended automatically until the 10th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code or applicable rules of the NYSE, the TSX, or any other national securities exchange).

(d)
Method of Exercise.    SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the

    Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, unless otherwise determined by the Committee or as set forth in an Award Agreement, if on the last day of the SAR Period, the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR, and the SAR has not previously expired, such SAR shall be deemed to have been exercised by the Participant on such last day, and the Company shall make the appropriate payment therefor.

  (e)
  Payment.    Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any U.S. federal, non-U.S. federal, state, provincial, and local income and employment taxes, social contributions, and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee. Any fractional Common Shares shall be settled in cash.

9.
Restricted Stock, Restricted Stock Units, and Deferred Stock Units.

(a)
Generally.    Each Restricted Stock, Restricted Stock Unit, and Deferred Stock Unit Award shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. Subject to such rules, approvals, and conditions as the Committee may impose from time to time, an Eligible Person who is a non-employee director may elect to receive all or a portion of his cash director fees and other cash director compensation payable for director services provided to the Company by such Participant in any fiscal year, in whole or in part, in the form of Deferred Stock Units. Subject to Section 5(g), the Committee shall establish restrictions applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the "Restricted Period"), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested. Deferred Stock Units shall be fully vested upon grant. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No Common Shares shall be issued at the time an Award of Restricted Stock Units or Deferred Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.

(b)
Share Certificates; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause Common Share(s) to be registered in the name of the Participant and held in book-entry form subject to the Company's directions. The Committee may also cause a share certificate registered in the name of the Participant to be issued. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant, pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. If the Participant shall fail to execute and deliver the escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the Award Agreement, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock.

(c)
Restrictions; Forfeiture.    Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a shareholder with respect thereto), and/or to such Restricted Stock Units, as applicable, including to any dividends and/or dividend equivalents that may have been accumulated and withheld during the Restricted Period in respect thereof, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

  (d)
  Delivery of Restricted Stock and Settlement of Restricted Stock Units and Deferred Stock Units.

  (i)
  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or the Participant's beneficiary (via book entry notation or, if applicable, in share certificate form) the shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to a share of Restricted Stock shall be distributed to the Participant in cash or in Common Shares having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share.

  (ii)
  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or the Participant's beneficiary (via book entry notation or, if applicable, in share certificate form), one (1) Common Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained ("Released Unit"); provided, however, unless otherwise provided in the Award Agreement, that the Committee may elect to (A) pay cash or part cash and part Common Shares in lieu of delivering only Common Shares in respect of such Released Units or (B) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which Common Shares would have otherwise been delivered to the Participant in respect of such Restricted Stock Units.

  (iii)
  Unless otherwise provided by the Committee in an Award Agreement, upon a Participant's separation from service with the Company, the Company shall deliver to the Participant, or the Participant's beneficiary (via book entry notation or, if applicable, in share certificate form), one (1) Common Share (or other securities or other property, as applicable) for each such outstanding Deferred Stock Unit then held by the Participant; provided, however, unless otherwise provided in the Award Agreement, that the Committee may elect to pay cash or part cash and part Common Shares in lieu of delivering only Common Shares in respect of such Deferred Stock Units. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which Common Shares would have otherwise been delivered to the Participant in respect of such Deferred Stock Units.

  (iv)
  To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units or Deferred Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on Common Shares) either in cash or, if determined by the Committee, in Common Shares having a Fair Market Value equal to the amount of such dividends as of the date of payment (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units or Deferred Stock Units, as applicable, are settled (in the case of Restricted Stock Units, following the release of restrictions on such Restricted Stock Units), and if such Restricted Stock Units are forfeited, the holder thereof shall have no right to such dividend equivalent payments.

  (e)
  Legends on Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Shares:

      TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE PERFORMANCE SPORTS GROUP LTD. OMNIBUS EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF                 , BETWEEN PERFORMANCE SPORTS GROUP LTD. AND                 . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PERFORMANCE SPORTS GROUP LTD.

10.    Other Stock-Based Awards.    The Committee may issue unrestricted Common Shares (subject to Section 5(g), rights to receive future grants of Awards, or other Awards denominated in Common Shares (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of Common Shares under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine ("Other Stock-Based Awards"). Subject to Section 5(g), each Other Stock-Based Award shall be evidenced by an Award Agreement which may include conditions including without limitation the payment by the Participant of the Fair Market Value of such Common Shares on the date of grant.

11.
Performance Compensation Awards.

(a)
Generally.    The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to grant a cash bonus Award to any Participant and designate such Award as a Performance Compensation Award intended to qualify as "performance based compensation" under Section 162(m) of the Code. Notwithstanding the foregoing, (i) any Award to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation Award in the absence of any such Committee designation and (ii) if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a "covered employee" within the meaning of Section 162(m) of the Code, the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 14 of the Plan). Notwithstanding any other provision of the Plan, any Award that is intended to qualify as a Performance Compensation Award shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for such qualification, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

(b)
Discretion of Committee with Respect to Performance Compensation Awards.    The Committee may select the length of a Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s), and the Performance Formula. Within the first 90 days of a Performance Period (or the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).

(c)
Performance Criteria.    The Performance Criteria used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, and/or operational and/or business units, product lines, brands, business segments, administrative departments, or units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth, or gross billings or gross billings growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, net assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per-share basis; (viii) earnings before or after taxes, interest, depreciation, and amortization on an adjusted or unadjusted basis (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other "value creation" metrics; (xvii) enterprise value; (xviii) shareholder return; (xix) customer retention; (xx) competitive market metrics; (xxi) employee retention; (xxii) objective measures of personal targets, goals, or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets); (xxiii) system-wide revenues; (xxiv) cost of capital, debt leverage year-end cash position, or book value; (xxv) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxvi) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of other Performance Criteria, or a percentage of a prior period's Performance Criteria, or used on an absolute, relative, or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions and/or operational and/or business units, product lines, brands, business segments, and/or administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery, and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

  (d)
  Modification of Performance Goal(s).    The Committee may alter Performance Criteria without obtaining shareholder approval if applicable tax and/or securities laws so permit. The Committee may modify the calculation of a Performance Goal during the first 90 days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter if the change would not cause any Performance Compensation Award to fail to qualify as "performance- based compensation" under Section 162(m), to reflect any of the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

        (e)    Payment of Performance Compensation Awards.

    (i)
    Condition to Receipt of Payment.    Unless otherwise provided in the applicable Award Agreement or any employment or service agreement between the Participant and the Company or an Affiliate, the Participant must be employed by or rendering services for the Company or an

      Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

    (ii)
    Limitation.    Unless otherwise provided in the applicable Award Agreement, or any employment or service agreement between the Participant and the Company or an Affiliate, the Participant shall be eligible to receive payment or delivery, as applicable, in respect of a Performance Compensation Award only to the extent that the Committee determines that (A) the Performance Goals for such period are achieved, as determined by the Committee; and (B) all or some of the portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals, as determined by the Committee; provided, however, that if so provided by the Committee in its sole discretion, in the event of (x) the termination of the Participant's employment or service by the Company other than for Cause (and other than due to death or Disability), in each case within 12 months following a Change in Control, or (y) the termination of a Participant's employment or service due to the Participant's death or Disability, the Participant shall receive payment in respect of a Performance Compensation Award based on (1) actual performance through the date of termination as determined by the Committee, or (2) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee (but not to the extent that application of this clause (2) would cause Section 162(m) of the Code to result in the loss of the deduction of the compensation payable in respect of such Performance Compensation Award for any Participant reasonably expected to be a "covered employee" within the meaning of Section 162(m) of the Code), in each case prorated based on the time elapsed from the date of grant to the date of termination of employment or service.

    (iii)
    Certification.    Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goal(s) for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply discretion to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to (A) provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goal(s) for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

  (f)
  Timing of Award Payments.    Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Common Shares, by an amount greater than the appreciation of a Common Share from the date such Award is deferred to the payment date. Unless otherwise provided in an Award Agreement, any Performance Compensation Award that is deferred and is otherwise payable in Common Shares shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(iv)).

12.    Changes in Capital Structure and Similar Events.    In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations, or other requirements of any governmental body or national securities exchange, accounting principles, or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

  (i)
  adjusting any or all of (A) the number and kind of common shares of the Company or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number and kind of shares of stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award, and/or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula, and Performance Goals);

  (ii)
  providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting, and/or exercisability of, lapse of restrictions, and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than 10 days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and

  (iii)
  cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, Common Shares, other securities, or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any "equity restructuring" (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the U.S. Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 12, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to the anticipated occurrence of any such event.

13.    Effect of Change in Control.    Except to the extent otherwise provided in an Award Agreement, or any applicable employment or service agreement between the Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:

  (a)
  In the event that the Participant's employment with the Company or an Affiliate is terminated by the Company or an Affiliate without Cause (and other than due to death or Disability) on or within 12 months following a Change in Control, the Committee may provide that all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and that the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable Performance Goals); provided, that in the event that the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of target performance as determined by the Committee.

  (b)
  In addition, the Committee may upon at least 10 days' advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per Common Share received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Section 409A of the Code at the time such Award is granted.

14.
Amendments and Termination.

(a)
Amendment and Termination of the Plan.    Subject to Section 14(c), the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation, or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of the NYSE, the TSX, or any other national securities exchange on which the Company has applied to list or quote its Common Shares, for changes in GAAP to new accounting standards, or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary unless the Committee determines that such amendment, alteration, suspension, discontinuance, or termination is either required or advisable in order for the Company, the Plan, or the Award to satisfy any applicable law or regulation.

(b)
Notwithstanding the foregoing, the Board may from time to time, in its discretion, make changes to the Plan or any Award granted hereunder that do not require the approval of shareholders, which may include but are not limited to:

(i)
Any amendment of a "housekeeping" nature, including without limitation those made to clarify the meaning of an existing provision of the Plan, correct or supplement any provision under the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors, or amend the definitions in the Plan regarding administration of the Plan;

(ii)
The addition of a form of financial assistance and any amendment to a financial assistance provision that is adopted;

(iii)
Amend the vesting provisions of the Plan and any Award Agreement;

(iv)
Any amendment respecting the administration of the Plan;

(v)
Any amendment necessary to comply with applicable law or the applicable rules of the NYSE, the TSX, or any other national securities exchange on which the Company has applied to list or quote its Common Shares or any other regulatory body having authority over the Company, the Plan, the Participants, or shareholders; and

    (vi)
    Any other amendment that does not require the approval of shareholders under Section 14(c).

  (c)
  Shareholder approval is required for the following amendments to the Plan or any Award granted hereunder:

  (i)
  Any increase in the maximum number of Common Shares that may be issuable from treasury pursuant to Awards granted under the Plan, except as provided in Section 12;

  (ii)
  Any reduction in the Exercise Price after an Option or SAR has been granted or any cancellation of an Option or SAR and the substitution of that Option or SAR with a new Option or SAR with a reduced Exercise Price, except in the case of an adjustment pursuant to Section 12;

  (iii)
  An extension of the term of an Award benefiting an Insider of the Company, except in the case of an extension due to a blackout period;

  (iv)
  Any amendment that increases the limits on Awards that may be granted to any Participant pursuant to Section 5, except as provided in Section 12;

  (v)
  Any amendment that would permit Awards granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;

  (vi)
  A change to the Eligible Persons, including a change that would have the potential of broadening or increasing participation by Insiders of the Company;

  (vii)
  Any amendment requiring the approval of the Company's shareholders under applicable laws or the applicable requirements of the NYSE, the TSX, or any other national securities exchange on which the Common Shares are listed or quoted; and

  (viii)
  Any amendment to this Section 14.

  (d)
  Amendment of Award Agreements.    The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant's termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination either is required or advisable in order for the Company, the Plan, or the Award to satisfy any applicable law or regulation; provided, further, that except as otherwise permitted under Section 15 of the Plan, if (i) the Committee reduces the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company's proxy statement or Form 10-K (if applicable) as Options that have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the U.S. Exchange Act), or (B) result in any "repricing" for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), (iii) the Committee cancels any outstanding Option or SAR that has a per-share Exercise Price or per share Strike Price (as applicable) at or above the Fair Market Value of a Common Share on the date of cancellation, and pays any consideration to the holder thereof, whether in cash, securities, or other property, or any combination thereof, or (iv) the Committee takes any other action that is considered a "repricing" for purposes of the shareholder approval rules of the applicable national securities exchange on which the Common Share is listed or quoted, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without shareholder approval.

15.
General.

(a)
Award Agreements; Other Agreements.    Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. The terms of any Award Agreement, or any employment or service agreement in effect with the Participant may have terms or features different from and/or in addition to those set forth in the Plan and, unless expressly provided otherwise in such Award or other agreement, shall control in the event of any conflict with the terms of the Plan.

        (b)    Nontransferability.

    (i)
    Each Award shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

    (ii)
    Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the U.S. Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and the Participant's Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and the Participant's Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee or (2) as provided in the applicable Award Agreement; (each transferee described in clause (A), (B), (C), or (D) above is hereinafter referred to as a "Permitted Transferee"), provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

    (iii)
    The terms of any Award transferred in accordance with the immediately preceding paragraph shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

  (c)
  Dividends and Dividend Equivalents.    As outlined in an Award Agreement, the Committee may provide the Participant as part of an Award with dividends or dividend equivalents, payable cash, Common Shares, other securities, other Awards, or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional Common Shares or other Awards, provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time); provided, further, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).

        (d)    Tax Withholding.

    (i)
    The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, Common Shares, other securities, or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Common Shares, other securities, or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.

    (ii)
    Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash; (B) the delivery of Common Shares (which shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability, or (C) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value on such date equal to such withholding liability.

  (e)
  No Claim to Awards; No Rights to Continued Employment.    No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.

  (f)
  Non–U.S. Participants.    With respect to Participants who are not U.S. Participants who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with, or accommodate the requirements of, local laws, procedures, or practices or to obtain more favorable tax or other treatment for the Participant or the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures, and sub-plans with provisions that limit or modify rights on death, disability, retirement, or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures, and handling of any stock certificates or other indicia of ownership, which vary with local requirements. The Committee may also adopt rules, procedures, or sub-plans applicable to particular Affiliates or locations.

  (g)
  Beneficiary Designation.    The Participant's beneficiary shall be the Participant's spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant's estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.

  (h)
  Termination of Employment or Service.    The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment or service of a Participant. Except as otherwise provided in an Award Agreement, or any employment or service agreement between the Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate, and (ii) if the Participant's employment with the Company or its Affiliates terminates, but such Participant continues to provide services with the Company or its Affiliates in a non-employee capacity (including as a non-employee director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

  (i)
  No Rights as a Shareholder.    Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares which are subject to Awards hereunder until such shares have been issued or delivered to that person.

  (j)
  Government and Other Regulations.

  (i)
  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Common Shares and the payment of money under the Plan or under Awards granted or awarded under the Plan are subject to compliance with all applicable U.S. federal, state, provincial, local, and non-U.S. laws, rules, and regulations (including but not limited to state, provincial, U.S. federal, and non-U.S. securities law, including the Canadian Securities Laws, and margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

  (ii)
  The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the U.S. Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the U.S. Securities Act any of the Common Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the U.S. federal securities laws, Canadian Securities Laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any national securities exchange upon which such shares or other securities of the Company are then listed or quoted, and any other applicable U.S. federal, state, provincial, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Shares or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Shares or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

    (iii)
    The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Common Shares from the public markets, the Company's issuance of Common Shares to the Participant, the Participant's acquisition of Common Shares from the Company and/or the Participant's sale of Common Shares to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

  (k)
  No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If the Participant, in connection with the acquisition of Common Shares under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

  (l)
  Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for the Participant's affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or the Participant's estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to the Participant's spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

  (m)
  Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other rights or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  (n)
  No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

  (o)
  Reliance on Reports.    Each member of the Committee and each member of the Board (and each such member's respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

  (p)
  Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

  (q)
  Purchase for Investment.    Whether or not the Options and shares covered by the Plan have been registered under the U.S. Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

  (r)
  Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York.

  (s)
  Severability.    If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person, or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (t)
  Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

        (u)    409A of the Code.

    (i)
    It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

    (ii)
    Notwithstanding anything in the Plan to the contrary, if the Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code shall be made to such Participant on account of such Participant's "separation from service" within the meaning of Section 409A of the Code prior to the date that is six months after the date of such "separation from service" or, if earlier, the Participant's date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

    (iii)
    In the event that the timing of payments in respect of any Award that would otherwise be considered "deferred compensation" subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "Disability" pursuant to Section 409A of the Code.

  (v)
  Clawback/Forfeiture.    Notwithstanding anything to the contrary contained herein, the Committee may provide in an Award Agreement that (i) clawback, forfeiture, or similar provisions shall apply if the Participant engages in activity that is in conflict with or adverse to the interests of the Company or any of its Affiliates at any time, or during a specified time period, including fraud or conduct contributing to any financial restatements or irregularities, or if the Participant violates a noncompete, nonsolicit, nondisclosure, or nondisparagement covenant or agreement with the Company or any of its Affiliates, or if the Participant violates any other policy, procedure, or rule applicable to Participant in a manner that adversely affects or could reasonably be expected to adversely affect the business or reputation of the Company or any of its Affiliates, or if the Participant's employment or service is terminated for "cause" (as such term is defined in the sole discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Participant); (ii) in the case of an event described in the preceding clause (i), the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of Common Shares acquired in respect of such Award, and must promptly repay such amounts to the Company, and all Awards held by such Participant shall terminate; and/or (iii) if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations, or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. In addition, the Company shall retain the right to bring an action at equity or law to enjoin the Participant's activity and recover damages resulting from such activity. Further, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NYSE or any other national securities exchange on which the Common Shares are listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture, or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

  (w)
  No Representations or Covenants With Respect to Tax Qualification.    Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

  (x)
  Code Section 162(m) Reapproval.    If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for reapproval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

  (y)
  No Interference.    The existence of the Plan, any Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or that are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (z)
  Expenses; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*    *    *

As adopted by the Board of Directors of the Company on August 11, 2015.

As approved by the shareholders of the Company on [                    , 2015].

 ANNEX H
SECOND AMENDED AND RESTATED ARTICLES

 Incorporation Number BC0896936

SECOND AMENDED AND RESTATED ARTICLES

OF

PERFORMANCE SPORTS GROUP LTD.

PROVINCE OF BRITISH COLUMBIA
 BUSINESS CORPORATIONS ACT

	PART 1 INTERPRETATION
1.1	Definitions	1
1.2	Business Corporations Act and Interpretation Act Definitions Applicable	2
	PART 2 SHARES AND SHARE CERTIFICATES
2.1	Authorized Share Structure	2
2.2	Form of Share Certificate	2
2.3	Shareholder Entitled to Certificate or Acknowledgment	2
2.4	Delivery by Mail	3
2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement	3
2.6	Replacement of Lost, Destroyed or Wrongfully Taken Certificate	3
2.7	Recovery of New Share Certificate	3
2.8	Splitting Share Certificates	4
2.9	Certificate Fee	4
2.10	Recognition of Trusts	4
	PART 3 ISSUE OF SHARES
3.1	Directors Authorized	4
3.2	Commissions and Discounts	4
3.3	Brokerage	5
3.4	Conditions of Issue	5
3.5	Share Purchase Warrants and Rights	5
	PART 4 SHARE REGISTERS
4.1	Central Securities Register	5
4.2	Closing Register	5
	PART 5 SHARE TRANSFERS
5.1	Registering Transfers	6
5.2	Waivers of Requirements for Transfer	6
5.3	Form of Instrument of Transfer	6
5.4	Transferor Remains Shareholder	7
5.5	Signing of Instrument of Transfer	7
5.6	Enquiry as to Title Not Required	7
5.7	Transfer Fee	7

	PART 6 TRANSMISSION OF SHARES
6.1	Legal Personal Representative Recognized on Death	7
6.2	Rights of Legal Personal Representative	8
	PART 7 ACQUISITION OF COMPANY~~'~~'S SHARES
7.1	Company Authorized to Purchase or Otherwise Acquire Shares	8
7.2	No Purchase, Redemption or Other Acquisition When Insolvent	8
7.3	Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares	8
	PART 8 BORROWING POWERS
8.1	Borrowing Powers	9
	PART 9 ALTERATIONS
9.1	Alteration of Authorized Share Structure	9
9.2	Special Rights or Restrictions	10
9.3	Change of Name	10
9.4	Other Alterations	10
	PART 10 MEETINGS OF SHAREHOLDERS
10.1	Annual General Meetings	10
10.2	Resolution Instead of Annual General Meeting	11
10.3	Calling of Meetings of Shareholders	11
10.4	Notice for Meetings of Shareholders	11
10.5	Record Date for Notice	11
10.6	Record Date for Voting	12
10.7	Failure to Give Notice and Waiver of Notice	12
10.8	Notice of Special Business at Meetings of Shareholders	12
10.9	Notice of Dissent Rights	12
10.10	Advance Notice Provisions	13
	PART 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
11.1	Special Business	17
11.2	Special Majority	18
11.3	Quorum	18
11.4	One Shareholder May Constitute Quorum	18
11.5	Persons Entitled to Attend Meeting	18
11.6	Requirement of Quorum	~~19~~18
-ii -

11.7	Lack of Quorum	~~19~~18
11.8	Lack of Quorum at Succeeding Meeting	19
11.9	Chair	19
11.10	Selection of Alternate Chair	19
11.11	Adjournments	~~20~~19
11.12	Notice of Adjourned Meeting	~~20~~19
11.13	Decisions by Show of Hands or Poll	~~20~~19
11.14	Declaration of Result	20
11.15	Motion Need Not be Seconded	20
11.16	Casting Vote	20
11.17	Manner of Taking Poll	~~21~~20
11.18	Demand for Poll on Adjournment	~~21~~20
11.19	Chair Must Resolve Dispute	21
11.20	Casting of Votes	21
11.21	No Demand for Poll on Election of Chair	21
11.22	Demand for Poll Not to Prevent Continuance of Meeting	21
11.23	Retention of Ballots and Proxies	21
	PART 12 VOTES OF SHAREHOLDERS
12.1	Number of Votes by Shareholder or by Shares	~~22~~21
12.2	Votes of Persons in Representative Capacity	22
12.3	Votes by Joint Holders	22
12.4	Legal Personal Representatives as Joint Shareholders	22
12.5	Representative of a Corporate Shareholder	~~23~~22
12.6	When Proxy Holder Need Not Be Shareholder	23
12.7	When Proxy Provisions Do Not Apply to the Company	~~24~~23
12.8	Appointment of Proxy Holders	~~24~~23
12.9	Alternate Proxy Holders	~~24~~23
12.10	Deposit of Proxy	24
12.11	Validity of Proxy Vote	24
12.12	Form of Proxy	~~25~~24
12.13	Revocation of Proxy	25
12.14	Revocation of Proxy Must Be Signed	~~26~~25
12.15	Chair May Determine Validity of Proxy.	~~26~~25
12.16	Production of Evidence of Authority to Vote	26
	PART 13 DIRECTORS
13.1	First Directors; Number of Directors	26
13.2	Change in Number of Directors	26
13.3	Directors~~'~~' Acts Valid Despite Vacancy	~~27~~26
13.4	Qualifications of Directors	~~27~~26
13.5	Remuneration of Directors	27
13.6	Reimbursement of Expenses of Directors	27
13.7	Special Remuneration for Directors	27
-iii -

13.8	Gratuity, Pension or Allowance on Retirement of Director	27
	PART 14 ELECTION AND REMOVAL OF DIRECTORS
14.1	Election at Annual General Meeting	~~28~~27
14.2	Consent to be a Director	28
14.3	Failure to Elect or Appoint Directors	28
14.4	Places of Retiring Directors Not Filled	~~29~~28
14.5	Directors May Fill Casual Vacancies	~~29~~28
14.6	Remaining Directors~~'~~' Power to Act	~~29~~28
14.7	Shareholders May Fill Vacancies	29
14.8	Additional Directors	29
14.9	Ceasing to be a Director	29
14.10	Removal of Director by Shareholders	~~30~~29
14.11	Removal of Director by Directors	30
	PART 15 POWERS AND DUTIES OF DIRECTORS
15.1	Powers of Management	30
15.2	Appointment of Attorney of Company	30
	PART 16 INTERESTS OF DIRECTORS AND OFFICERS
16.1	Obligation to Account for Profits	~~31~~30
16.2	Restrictions on Voting by Reason of Interest	~~31~~30
16.3	Interested Director Counted in Quorum	31
16.4	Disclosure of Conflict of Interest or Property	31
16.5	Director Holding Other Office in the Company	31
16.6	No Disqualification	31
16.7	Professional Services by Director or Officer	~~32~~31
16.8	Director or Officer in Other Corporations	~~32~~31
	PART 17 PROCEEDINGS OF DIRECTORS
17.1	Meetings of Directors	32
17.2	Voting at Meetings	32
17.3	Chair of Meetings	32
17.4	Meetings by Telephone or Other Communications Medium	~~33~~32
17.5	Calling of Meetings	33
17.6	Notice of Meetings	33
17.7	When Notice Not Required	33
17.8	Meeting Valid Despite Failure to Give Notice	33
17.9	Waiver of Notice of Meetings	~~34~~33
17.10	Quorum	34
-iv -

17.11	Validity of Acts Where Appointment Defective	34
17.12	Consent Resolutions in Writing	34
	PART 18 EXECUTIVE AND OTHER COMMITTEES
18.1	Appointment and Powers of Executive Committee	~~35~~34
18.2	Appointment and Powers of Other Committees	35
18.3	Obligations of Committees	~~36~~35
18.4	Powers of Board	~~36~~35
18.5	Committee Meetings	36
	PART 19 OFFICERS
19.1	Directors May Appoint Officers	~~37~~36
19.2	Functions, Duties and Powers of Officers	~~37~~36
19.3	Qualifications	37
19.4	Remuneration and Terms of Appointment	37
	PART 20 INDEMNIFICATION
20.1	Definitions	37
20.2	Mandatory Indemnification of Directors ~~38~~ and Officers	37
20.3	Permitted Indemnification	38
20.4	Non-Compliance with Business Corporations Act	38
20.5	Company May Purchase Insurance	38
	PART 21 DIVIDENDS
21.1	Payment of Dividends Subject to Special Rights	~~39~~38
21.2	Declaration of Dividends	~~39~~38
21.3	No Notice Required	39
21.4	Record Date	39
21.5	Manner of Paying Dividend	39
21.6	Settlement of Difficulties	39
21.7	When Dividend Payable	~~40~~39
21.8	Dividends to be Paid in Accordance with Number of Shares	~~40~~39
21.9	Receipt by Joint Shareholders	~~40~~39
21.10	Dividend Bears No Interest	~~40~~39
21.11	Fractional Dividends	40
21.12	Payment of Dividends	40
21.13	Capitalization of Retained Earnings or Surplus	40
-v -

	PART 22 ACCOUNTING RECORDS AND AUDITOR
22.1	Recording of Financial Affairs	~~41~~40
22.2	Inspection of Accounting Records	~~41~~40
22.3	Remuneration of Auditor	~~41~~40
	PART 23 NOTICES
23.1	Method of Giving Notice	41
23.2	Deemed Receipt	~~42~~41
23.3	Certificate of Sending	42
23.4	Notice to Joint Shareholders	42
23.5	Notice to Legal Personal Representatives and Trustees	42
23.6	Undelivered Notices	~~43~~42
	PART 24 SEAL
24.1	Who May Attest Seal	43
24.2	Sealing Copies	43
24.3	Mechanical Reproduction of Seal	43
	PART 25 PROHIBITIONS
25.1	Definitions	44
25.2	Application	44
25.3	Consent Required for Transfer of Shares or Transfer Restricted Securities	44
	PART 26 SPECIAL RIGHTS AND RESTRICTIONS
26.1	Special Rights and Restrictions of ~~both~~ Common Shares ~~and Proportionate Voting Shares~~	~~45~~44
~~26.2~~	~~Common Shares~~	~~46~~
~~26.3~~	~~Proportionate Voting Shares~~	~~47~~

-vi -

 Incorporation Number BC0896936

SECOND AMENDED AND RESTATED ARTICLES

OF

PERFORMANCE SPORTS GROUP LTD.

(the "Company")

PART 1
INTERPRETATION

        1.1    Definitions

  In these Amended and Restated Articles (the ~~"~~"Articles~~"~~"), unless the context otherwise requires:

  (1)
  "appropriate person" has the meaning assigned in the Securities Transfer Act;

  (2)
  "board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;

  (3)
  "Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

  (4)
  "Interpretation Act" means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

  (5)
  "legal personal representative" means the personal or other legal representative of a shareholder;

  (6)
  "protected purchaser" has the meaning assigned in the Securities Transfer Act;

  (7)
  "registered address" of a shareholder means the shareholder~~'~~'s address as recorded in the central securities register;

  (8)
  "seal" means the seal of the Company, if any;

  (9)
  "Securities Act" means the Securities Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

  (10)
  "securities legislation" means statutes concerning the regulation of securities markets and trading in securities and the regulations, rules, forms and schedules under those statutes, all as amended from time to time, and the blanket rulings and orders, as amended from time to time, issued by the securities commissions or similar regulatory authorities appointed under or pursuant to those statutes; "Canadian securities legislation" means the securities legislation in any province or territory of Canada and includes the Securities Act; and "U.S. securities legislation" means the securities legislation in the federal jurisdiction of the United States and in any state of the United States and includes the Securities Act of 1933 and the Securities Exchange Act of 1934;

  (11)
  "Securities Transfer Act" means the Securities Transfer Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act.

        1.2    Business Corporations Act and Interpretation Act Definitions Applicable

  The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2
SHARES AND SHARE CERTIFICATES

        2.1    Authorized Share Structure

  The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

        2.2    Form of Share Certificate

  Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

        2.3    Shareholder Entitled to Certificate or Acknowledgment

  Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder~~'~~'s name or (b) a non-transferable written acknowledgment of the shareholder~~'~~'s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or an acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

        2.4    Delivery by Mail

  Any share certificate or non-transferable written acknowledgment of a shareholder~~'~~'s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder~~'~~'s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

        2.5    Replacement of Worn Out or Defaced Certificate or Acknowledgement

  If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder~~'~~'s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

  (1)
  order the share certificate or acknowledgment, as the case may be, to be cancelled; and

  (2)
  issue a replacement share certificate or acknowledgment, as the case may be.

        2.6    Replacement of Lost, Destroyed or Wrongfully Taken Certificate

  If a person entitled to a share certificate claims that the share certificate has been lost, destroyed or wrongfully taken, the Company must issue a new share certificate, if that person:

  (1)
  so requests before the Company has notice that the share certificate has been acquired by a protected purchaser;

  (2)
  provides the Company with an indemnity bond sufficient in the Company~~'~~'s judgement to protect the Company from any loss that the Company may suffer by issuing a new certificate; and

  (3)
  satisfies any other reasonable requirements imposed by the directors.

  A person entitled to a share certificate may not assert against the Company a claim for a new share certificate where a share certificate has been lost, apparently destroyed or wrongfully taken if that person fails to notify the Company of that fact within a reasonable time after that person has notice of it and the Company registers a transfer of the shares represented by the certificate before receiving a notice of the loss, apparent destruction or wrongful taking of the share certificate.

        2.7    Recovery of New Share Certificate

  If, after the issue of a new share certificate, a protected purchaser of the original share certificate presents the original share certificate for the registration of transfer, then in addition to any rights under any indemnity bond, the Company may recover the new share certificate from a person to whom it was issued or any person taking under that person other than a protected purchaser.

        2.8    Splitting Share Certificates

  If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder~~'~~'s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as represented by the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

        2.9    Certificate Fee

  There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.8, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

        2.10    Recognition of Trusts

  Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

PART 3
ISSUE OF SHARES

        3.1    Directors Authorized

  Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

        3.2    Commissions and Discounts

  The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

        3.3    Brokerage

  The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

        3.4    Conditions of Issue

  Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

  (1)
  consideration is provided to the Company for the issue of the share by one or more of the following:

  (a)
  past services performed for the Company;

  (b)
  property;

  (c)
  money; and

  (2)
  the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

        3.5    Share Purchase Warrants and Rights

  Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

PART 4
SHARE REGISTERS

        4.1    Central Securities Register

  As required by and subject to the Business Corporations Act, the Company must maintain a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

        4.2    Closing Register

  The Company must not at any time close its central securities register.

 PART 5
SHARE TRANSFERS

        5.1    Registering Transfers

  The Company must register a transfer of a share of the Company if either:

  (1)
  the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

  (a)
  in the case where the Company has issued a share certificate in respect of the share to be transferred, that share certificate and a written instrument of transfer (which may be on a separate document or endorsed on the share certificate) made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;

  (b)
  in the case of a share that is not represented by a share certificate (including an uncertificated share within the meaning of the Business Corporations Act and including the case where the Company has issued a non-transferable written acknowledgement of the shareholder~~'~~'s right to obtain a share certificate in respect of the share to be transferred), a written instrument of transfer, made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person; and

  (c)
  such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor~~'~~'s right to transfer the share, that the written instrument of transfer is genuine and authorized and that the transfer is rightful or to a protected purchaser; or

  (2)
  all the preconditions for a transfer of a share under the Securities Transfer Act have been met and the Company is required under the Securities Transfer Act to register the transfer.

        5.2    Waivers of Requirements for Transfer

  The Company may waive any of the requirements set out in Article 5.1(1) and any of the preconditions referred to in Article 5.1(2).

        5.3    Form of Instrument of Transfer

  The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company~~'~~'s share certificates or in any other form that may be approved by the Company or the transfer agent for the class or series of shares to be transferred.

        5.4    Transferor Remains Shareholder

  Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

        5.5    Signing of Instrument of Transfer

  If a shareholder or other appropriate person or an agent who has actual authority to act on behalf of that person, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified but share certificates are deposited with the instrument of transfer, all the shares represented by such share certificates:

  (1)
  in the name of the person named as transferee in that instrument of transfer; or

  (2)
  if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

        5.6    Enquiry as to Title Not Required

  Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

        5.7    Transfer Fee

  There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

PART 6
TRANSMISSION OF SHARES

        6.1    Legal Personal Representative Recognized on Death

  In the case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder~~'~~'s name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder~~'~~'s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require the original grant of probate or letters of administration or a court certified copy of them or the original or a court certified or authenticated copy of the grant of representation, will, order or other instrument or other evidence of the death under which title to the shares or securities is claimed to vest.

        6.2    Rights of Legal Personal Representative

  The legal personal representative of a shareholder has the rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, if appropriate evidence of appointment or incumbency within the meaning of the Securities Transfer Act has been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder~~'~~'s name and the name of another person in joint tenancy.

PART 7
ACQUISITION OF COMPANY~~'~~'S SHARES

        7.1    Company Authorized to Purchase or Otherwise Acquire Shares

  Subject to Article 7.2, the special rights or restrictions attached to the shares of any class or series of shares and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

        7.2    No Purchase, Redemption or Other Acquisition When Insolvent

  The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

  (1)
  the Company is insolvent; or

  (2)
  making the payment or providing the consideration would render the Company insolvent.

        7.3    Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares

  If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

  (1)
  is not entitled to vote the share at a meeting of its shareholders;

  (2)
  must not pay a dividend in respect of the share; and

  (3)
  must not make any other distribution in respect of the share.

 PART 8
BORROWING POWERS

        8.1    Borrowing Powers

  The Company, if authorized by the directors, may:

  (1)
  borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

  (2)
  issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

  (3)
  guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

  (4)
  mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

PART 9
ALTERATIONS

        9.1    Alteration of Authorized Share Structure

  Subject to Article ~~9.2, Part 26~~9.2 and the Business Corporations Act, the Company may ~~by directors' resolution, unless an alteration to the Company's Notice of Articles would be required, in which case~~ by ordinary resolution:

  (1)
  create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

  (2)
  increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

  (3)
  subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

  (4)
  if the Company is authorized to issue shares of a class of shares with par value:

  (a)
  decrease the par value of those shares; or

  (b)
  if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

  (5)
  change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

  (6)
  alter the identifying name of any of its shares; or

  (7)
  otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

  and, if applicable, alter its Notice of Articles and, if applicable, its Articles, accordingly.

        9.2    Special Rights or Restrictions

  Subject to Part 26 and the Business Corporations Act, the Company may by ordinary resolution:

  (1)
  create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

  (2)
  vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

  and alter its Articles and Notice of Articles accordingly.

        9.3    Change of Name

  The Company may by directors~~'~~' resolution authorize an alteration to its Notice of Articles in order to change its name.

        9.4    Other Alterations

  If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

PART 10
MEETINGS OF SHAREHOLDERS

        10.1    Annual General Meetings

  Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

        10.2    Resolution Instead of Annual General Meeting

  If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company~~'~~'s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

        10.3    Calling of Meetings of Shareholders

  The directors may, at any time, call a meeting of shareholders, to be held at such time and place as may be determined by the directors.

        10.4    Notice for Meetings of Shareholders

  The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

  (1)
  if and for so long as the Company is a public company, 21 days;

  (2)
  otherwise, 10 days.

        10.5    Record Date for Notice

  The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

  (1)
  if and for so long as the Company is a public company, 21 days;

  (2)
  otherwise, 10 days.

  If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

        10.6    Record Date for Voting

  The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

        10.7    Failure to Give Notice and Waiver of Notice

  The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

        10.8    Notice of Special Business at Meetings of Shareholders

  If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

  (1)
  state the general nature of the special business; and

  (2)
  if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

  (a)
  at the Company~~'~~'s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

  (b)
  during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

        10.9    Notice of Dissent Rights

  The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

  (1)
  if and for so long as the Company is a public company, 21 days;

  (2)
  otherwise, 10 days.

        10.10    Advance Notice Provisions

        (1)    Nomination of Directors

  Subject only to the Business Corporations Act and these Articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors to the board of directors of the Company. Nominations of persons for election to the board at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose which includes the election of directors to the board may only be made:

  (a)
  by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

  (b)
  by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act or a requisition of shareholders made in accordance with the provisions of the Business Corporations Act; or

  (c)
  by any person entitled to vote at such meeting (a ~~"~~"Nominating Shareholder~~"~~"), who:

  (i)
  is, at the close of business on the date of giving notice provided for in this Article 10.10 and on the record date for notice of such meeting, either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and

  (ii)
  has given timely notice in proper written form as set forth in this Article 10.10.

        (2)    Exclusive Means

  For the avoidance of doubt, this Article 10.10 shall be the exclusive means for any person to bring nominations for election to the board before any annual or special meeting of shareholders of the Company.

        (3)    Timely Notice

  In order for a Nominating Shareholder to provide timely notice (a "Timely Notice") of its intention to nominate a person for election as a director (a "Proposed Nominee"), the Nominating Shareholder's notice must be received by the corporate secretary of the Company at the principal executive offices of the Company:

  (a)
  in the case of an annual meeting of shareholders, not later than 5:00 p.m. (Toronto time) on the 30~~th day and not earlier than 9:00 a.m. (Toronto time) on the 65~~th day before the date of the meeting; provided, however, if the first public announcement made by the Company with respect to the date of the annual meeting (each such date being the "Notice Date") is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the ~~day on which the first public announcement of the date of such annual meeting is made by the Company~~Notice Date; and

  (b)
  in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the board, not later than the close of business on the 15th day following the ~~day on which the first public announcement of the date of the special meeting is made by the Company.~~Notice Date;

        ~~(4)    Time Period Determination~~

  (c)
  ~~The time periods for giving of a Timely Notice shall in all cases be determined based on the original scheduled date of the annual meeting or the first public announcement of the annual or special meeting, as applicable. In no event shall an adjournment or postponement of an annual meeting or special meeting of shareholders or any announcement thereof commence a new time period for the giving of a Timely Notice as described in this Article 10.10.~~

provided that, in either instance, if notice-and-access (as set out in applicable securities laws) is used for delivery of proxy related materials in respect of a meeting described in Article 10.10(3)(a) or 10.10(3)(b), and the Notice Date in respect of the meeting is not less than 50 days before the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the date of the applicable meeting.

        (4)    ~~(5)~~ Proper Form of Notice

  To be in proper written form, a Nominating Shareholder~~'~~'s notice to the corporate secretary must comply with all the provisions of this Article 10.10 and:

  (a)
  disclose or include, as applicable, as to each Proposed Nominee:

  (i)
  their name, age, business and residential address and principal occupation and/or employment for the past five years;

  (ii)
  their direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, including the number or principal amount ~~and the date(s) on which such securities were acquired~~;

  (iii)
  any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Proposed Nominee or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder;

    (iv)
    any other information relating to such Proposed Nominee that would be required to be included in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Business Corporations Act or applicable securities law; and

    (v)
    a ~~duly completed personal information form in respect of the Proposed Nominee in the form prescribed by the Toronto Stock Exchange; and~~written consent of each Proposed Nominee to being named as nominee and certifying that such Proposed Nominee is not disqualified from acting as director under the provisions of subsection 124(2) of the Business Corporations Act; and

  (b)
  disclose or include, as applicable, as to each Nominating Shareholder giving the notice, and each beneficial owner, if any, on whose behalf the nomination is made:

  (i)
  their name, business and residential address, direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount ~~and~~as of the record date~~(s) on which such securities were acquired;~~ for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, including the number or principal amount;

  (ii)
  their interests in, or rights or obligations associated with, an agreement, arrangement or understanding, the purpose or effect of which is to alter, directly or indirectly, the person~~'~~'s economic interest in a security of the Company or the person~~'~~'s economic exposure to the Company;

  (iii)any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Nominating Shareholder or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Nominating Shareholder and any Proposed Nominee;

  (iv)~~(iii)~~ any proxy, contract, arrangement, agreement or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the board;

  (v)~~(iv)~~ a representation that the Nominating Shareholder is a holder of record of securities of the Company, or a beneficial owner, entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such nomination ~~(and in the case of a beneficial owner, provided such beneficial owner has provided the Company with evidence of such ownership acceptable to the Company in its sole discretion acting reasonably)~~;

          (vi)~~(v)~~ a representation as to whether such person intends to deliver a proxy circular and/or form of proxy to any shareholder of the Company in connection with such nomination or otherwise solicit proxies or votes from shareholders of the Company in support of such nomination; and

          (vii)~~(vi)~~ any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act or by applicable securities law.

        ~~(6)    Additional Information~~

  ~~The Company may require a Proposed Nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such Proposed Nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such Proposed Nominee. The Nominating Shareholder's notice must be accompanied by a written consent of each Proposed Nominee to being named as a nominee and to serve as a director if elected.~~

        (5)    ~~(7)~~ Ineligibility

  No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 10.10; provided, however, that nothing in this Article 10.10 shall be deemed to preclude discussion by a Shareholder (as distinct from the nomination of directors) at a meeting of Shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act.

        (6)    ~~(8)~~ Currency of Nominee Information

  All information to be provided in a Timely Notice pursuant to this Article 10.10 shall be provided as of the date of such notice. The Nominating Shareholder shall provide the Company with an update to such information forthwith so that it is true and correct in all material respects.

        (7)    ~~(9)~~ Delivery of Information

  Any notice, or other document or information required to be given to the corporate secretary pursuant to this Article 10.10 may only be in writing, given by personal delivery, courier or facsimile (but not by email) to the corporate secretary at the address of the principal executive offices of the Company and shall be deemed to have been given and made:

  (a)
  if sent by personal delivery or courier, on the date of delivery if it is a business day and the delivery was made prior to 5:00 p.m. (Toronto time) and otherwise on the next business day; or

  (b)
  if sent by facsimile (provided that receipt of confirmation of such transmission has been received), on the business day following the date of confirmation of transmission by the originating facsimile.

        (8)    ~~(10)~~ Defective Nomination Determination

  The chair of any meeting of shareholders of the Company shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Article 10.10, and if any proposed nomination is not in compliance with such provisions, must declare that such defective nomination shall not be considered at any meeting of shareholders.

        (9)    ~~(11)~~ Failure to Appear

  Despite any other provision of this Article 10.10, if the Nominating Shareholder (or a qualified representative of the Nominating Shareholder) does not appear at the meeting of shareholders of the Company to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

        ~~(12)    Shareholder Communication Content~~

  ~~Nothing in this Article 10.10 shall obligate the Company or the board to include in any proxy statement or other shareholder communication distributed by or on behalf of the Company or board any information with respect to any proposed nomination or any Nominating Shareholder or Proposed Nominee.~~

        (10)    ~~(13)~~ Waiver

  The board may, in its sole discretion, waive any requirement in this Article 10.10.

        (11)    ~~(14)~~ Definitions

  For the purposes of this Article 10.10, ~~"~~"public announcement~~"~~" means disclosure in a press release disseminated by the Company through a national news service in Canada, or in a document filed by the Company for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or the Electronic Data Gathering Analysis and Retrieval (EDGAR) system at www.sec.gov.

 PART 11
PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

        11.1    Special Business

  At a meeting of shareholders, the following business is special business:

  (1)
  at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

  (2)
  at an annual general meeting, all business is special business except for the following:

  (a)
  business relating to the conduct of or voting at the meeting;

  (b)
  consideration of any financial statements of the Company presented to the meeting;

  (c)
  consideration of any reports of the directors or auditor;

  (d)
  the setting or changing of the number of directors;

  (e)
  the election or appointment of directors;

  (f)
  the appointment of an auditor;

  (g)
  the setting of the remuneration of an auditor;

  (h)
  business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

  (i)
  any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

        11.2    Special Majority

  The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

        11.3    Quorum

  Subject to the special rights or restrictions attached to the shares of any class or series of shares and to Article 11.4, ~~the~~a quorum for the transaction of business at a meeting of shareholders is ~~two persons who are, or who represent by proxy,~~present if shareholders who, in the aggregate, hold at least ~~5~~25% of the issued shares entitled to be voted at the meeting are present in person or represented by proxy, irrespective of the number of persons actually present at the meeting.

        11.4    One Shareholder May Constitute Quorum

  If there is only one shareholder entitled to vote at a meeting of shareholders:

  (1)
  the quorum is one person who is, or who represents by proxy, that shareholder, and

  (2)
  that shareholder, present in person or by proxy, may constitute the meeting.

        11.5    Persons Entitled to Attend Meeting

  In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

        11.6    Requirement of Quorum

  No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

        11.7    Lack of Quorum

  If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

  (1)
  in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

  (2)
  in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

        11.8    Lack of Quorum at Succeeding Meeting

  If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

        11.9    Chair

  The following individual is entitled to preside as chair at a meeting of shareholders:

  (1)
  the chair of the board, if any; or

  (2)
  if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

        11.10    Selection of Alternate Chair

  If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

        11.11    Adjournments

  The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

        11.12    Notice of Adjourned Meeting

  It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

        11.13    Decisions by Show of Hands or Poll

  Subject to the Business Corporations Act~~, (1) for so long as any Proportionate Voting Shares are outstanding, every motion put to a vote at a meeting of shareholders will be decided by a poll;(2) if no Proportionate Voting Shares are outstanding~~, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

        11.14    Declaration of Result

  The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

        11.15    Motion Need Not be Seconded

  No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

        11.16    Casting Vote

  In the case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

        11.17    Manner of Taking Poll

  Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

  (1)
  the poll must be taken:

  (a)
  at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

  (b)
  in the manner, at the time and at the place that the chair of the meeting directs;

  (2)
  the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

  (3)
  the demand for the poll may be withdrawn by the person who demanded it.

        11.18    Demand for Poll on Adjournment

  A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

        11.19    Chair Must Resolve Dispute

  In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

        11.20    Casting of Votes

  On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

        11.21    No Demand for Poll on Election of Chair

  No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

        11.22    Demand for Poll Not to Prevent Continuance of Meeting

  The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of the meeting for the transaction of any business other than the question on which a poll has been demanded.

        11.23    Retention of Ballots and Proxies

  The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

PART 12
VOTES OF SHAREHOLDERS

        12.1    Number of Votes by Shareholder or by Shares

  Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

  (1)
  on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

  (2)
  on a poll, every shareholder entitled to vote on the matter is entitled, in respect of each share entitled to be voted on the matter and held by that shareholder, to that number of votes provided by the Articles or the Business Corporations Act and may exercise that vote either in person or by proxy.

        12.2    Votes of Persons in Representative Capacity

  A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

        12.3    Votes by Joint Holders

  If there are joint shareholders registered in respect of any share:

  (1)
  any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

  (2)
  if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

        12.4    Legal Personal Representatives as Joint Shareholders

  Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

        12.5    Representative of a Corporate Shareholder

  If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

  (1)
  for that purpose, the instrument appointing a representative must be received:

  (a)
  at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

  (b)
  at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;

  (2)
  if a representative is appointed under this Article 12.5:

  (a)
  the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

  (b)
  the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

  Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

        12.6    When Proxy Holder Need Not Be Shareholder

  A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

  (1)
  the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

  (2)
  the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting;

  (3)
  the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting; or

  (4)
  the Company is a public company.

        12.7    When Proxy Provisions Do Not Apply to the Company

  If and for so long as the Company is a public company, Articles 12.8 to 12.16 apply only insofar as they are not inconsistent with any Canadian securities legislation applicable to the Company, any U.S. securities legislation applicable to the Company or any rules of an exchange on which securities of the Company are listed.

        12.8    Appointment of Proxy Holders

  Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

        12.9    Alternate Proxy Holders

  A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

        12.10    Deposit of Proxy

  A proxy for a meeting of shareholders must:

  (1)
  be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

  (2)
  unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.

  A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

        12.11    Validity of Proxy Vote

  A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

  (1)
  at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

  (2)
  at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

        12.12    Form of Proxy

  A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

  [name of company]

  (the "Company")

  The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

  Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder — printed]

        12.13    Revocation of Proxy

  Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

  (1)
  at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

  (2)
  at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

        12.14    Revocation of Proxy Must Be Signed

  An instrument referred to in Article 12.13 must be signed as follows:

  (1)
  if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

  (2)
  if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

        12.15    Chair May Determine Validity of Proxy.

  The chair of any meeting of shareholders may determine whether or not a proxy deposited for use at the meeting, which may not strictly comply with the requirements of this Part 12 as to form, execution, accompanying documentation, time of filing or otherwise, shall be valid for use at the meeting, and any such determination made in good faith shall be final, conclusive and binding upon the meeting.

        12.16    Production of Evidence of Authority to Vote

  The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 13
DIRECTORS

        13.1    First Directors; Number of Directors

  The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act.

  The Company shall have a minimum of three and a maximum of 10 directors. The number of directors is the number within the minimum and maximum determined by the directors from time to time. If the number of directors has not been determined as provided in this section, the number of directors is the number of directors holding office immediately following the most recent election or appointment of directors, whether at an annual or special general meeting of the shareholders, or by the directors pursuant to Articles 14.4 or 14.8.

        13.2    Change in Number of Directors

  If the number of directors is set under Article 13.1:

  (1)
  the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; or

  (2)
  the directors, subject to Article 14.8, may appoint directors to fill those vacancies.

  No decrease in the number of directors will shorten the term of an incumbent director.

        13.3    Directors~~'~~' Acts Valid Despite Vacancy

  An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

        13.4    Qualifications of Directors

  A director is not required to hold a share of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

        13.5    Remuneration of Directors

  The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

        13.6    Reimbursement of Expenses of Directors

  The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

        13.7    Special Remuneration for Directors

  If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company~~'~~'s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

        13.8    Gratuity, Pension or Allowance on Retirement of Director

  Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 14
ELECTION AND REMOVAL OF DIRECTORS

        14.1    Election at Annual General Meeting

  At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

  (1)
  the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

  (2)
  all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

        14.2    Consent to be a Director

  No election, appointment or designation of an individual as a director is valid unless:

  (1)
  that individual consents to be a director in the manner provided for in the Business Corporations Act;

  (2)
  that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

  (3)
  with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

        14.3    Failure to Elect or Appoint Directors

  If:

  (1)
  the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

  (2)
  the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

  then each director then in office continues to hold office until the earlier of:

  (3)
  when his or her successor is elected or appointed; and

  (4)
  when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

        14.4    Places of Retiring Directors Not Filled

  If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose.

        14.5    Directors May Fill Casual Vacancies

  Any casual vacancy occurring in the board of directors may be filled by the directors.

        14.6    Remaining Directors~~'~~' Power to Act

  The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

        14.7    Shareholders May Fill Vacancies

  If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

        14.8    Additional Directors

  Notwithstanding Article 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

  (1)
  one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

  (2)
  in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

  Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

        14.9    Ceasing to be a Director

  A director ceases to be a director when:

  (1)
  the term of office of the director expires;

  (2)
  the director dies;

  (3)
  the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

  (4)
  the director is removed from office pursuant to Articles 14.10 or 14.11.

        14.10    Removal of Director by Shareholders

  The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

        14.11    Removal of Director by Directors

  The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 15
POWERS AND DUTIES OF DIRECTORS

        15.1    Powers of Management

  The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

        15.2    Appointment of Attorney of Company

  The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

PART 16
INTERESTS OF DIRECTORS AND OFFICERS

        16.1    Obligation to Account for Profits

  A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

        16.2    Restrictions on Voting by Reason of Interest

  A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors~~'~~' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

        16.3    Interested Director Counted in Quorum

  A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

        16.4    Disclosure of Conflict of Interest or Property

  A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual~~'~~'s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

        16.5    Director Holding Other Office in the Company

  A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

        16.6    No Disqualification

  No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

        16.7    Professional Services by Director or Officer

  Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

        16.8    Director or Officer in Other Corporations

  A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

PART 17
PROCEEDINGS OF DIRECTORS

        17.1    Meetings of Directors

  The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

        17.2    Voting at Meetings

  Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

        17.3    Chair of Meetings

  The following individual is entitled to preside as chair at a meeting of directors:

  (1)
  the chair of the board, if any;

  (2)
  in the absence of the chair of the board, the president, if any, if the president is a director; or

  (3)
  any other director chosen by the directors if:

  (a)
  neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

  (b)
  neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

  (c)
  the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

        17.4    Meetings by Telephone or Other Communications Medium

  A director may participate in a meeting of the directors or of any committee of the directors:

  (1)
  in person;

  (2)
  by telephone; or

  (3)
  with the consent of all directors who wish to participate in the meeting, by other communications medium;

  if all directors participating in the meeting, whether in person, or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

        17.5    Calling of Meetings

  A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

        17.6    Notice of Meetings

  Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1 or as provided in Article 17.7, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

        17.7    When Notice Not Required

  It is not necessary to give notice of a meeting of the directors to a director if:

  (1)
  the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

  (2)
  the director has waived notice of the meeting.

        17.8    Meeting Valid Despite Failure to Give Notice

  The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

        17.9    Waiver of Notice of Meetings

  Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

  Attendance of a director at a meeting of the directors is a waiver of notice of the meeting, unless that director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

        17.10    Quorum

  The quorum necessary for the transaction of the business of the directors is a majority of the number of directors in office or such greater ~~or lesser~~ number as the directors may determine from time to time~~, provided that the minimum number of directors to constitute a quorum cannot be less than two directors~~.

        17.11    Validity of Acts Where Appointment Defective

  Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

        17.12    Consent Resolutions in Writing

  A resolution of the directors or of any committee of the directors may be passed without a meeting:

  (1)
  in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

  (2)
  in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

  A consent in writing under this Article 17.12 may be by any written instrument, fax, e-mail or any other method of transmitting legibly recorded messages in which the consent of the director is evidenced, whether or not the signature of the director is included in the record. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of the directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

PART 18
EXECUTIVE AND OTHER COMMITTEES

        18.1    Appointment and Powers of Executive Committee

  The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and during the intervals between meetings of the board of directors all of the directors~~'~~' powers are delegated to the executive committee, except:

  (1)
  the power to fill vacancies in the board of directors;

  (2)
  the power to remove a director;

  (3)
  the power to change the membership of, or fill vacancies in, any committee of the directors; and

  (4)
  such other powers, if any, as may be set out in the resolution or any subsequent directors~~'~~' resolution.

        18.2    Appointment and Powers of Other Committees

  The directors may, by resolution:

  (1)
  appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

  (2)
  delegate to a committee appointed under paragraph (1) any of the directors~~'~~' powers, except:

  (a)
  the power to fill vacancies in the board of directors;

  (b)
  the power to remove a director;

  (c)
  the power to change the membership of, or fill vacancies in, any committee of the directors; and

    (d)
    the power to appoint or remove officers appointed by the directors; and

  (3)
  make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors~~'~~' resolution.

        18.3    Obligations of Committees

  Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

  (1)
  conform to any rules that may from time to time be imposed on it by the directors; and

  (2)
  report every act or thing done in exercise of those powers at such times as the directors may require.

        18.4    Powers of Board

  The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

  (1)
  revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

  (2)
  terminate the appointment of, or change the membership of, the committee; and

  (3)
  fill vacancies in the committee.

        18.5    Committee Meetings

  Subject to Article 18.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

  (1)
  the committee may meet and adjourn as it thinks proper;

  (2)
  the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

  (3)
  a majority of the members of the committee constitutes a quorum of the committee; and

  (4)
  questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

 PART 19
OFFICERS

        19.1    Directors May Appoint Officers

  The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

        19.2    Functions, Duties and Powers of Officers

  The directors may, for each officer:

  (1)
  determine the functions and duties of the officer;

  (2)
  delegate to the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

  (3)
  revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

        19.3    Qualifications

  No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

        19.4    Remuneration and Terms of Appointment

  All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

PART 20
INDEMNIFICATION

        20.1    Definitions

  In this Article 20:

  (1)
  "eligible penalty" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

  (2)
  "eligible proceeding" means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director or former director or an officer or former officer of the Company (an "eligible party") or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of the Company:

    (a)
    is or may be joined as a party; or

    (b)
    is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

  (3)
  "expenses" has the meaning set out in the Business Corporations Act;

  (4)"officer" means an officer appointed by the board of directors.

        20.2    Mandatory Indemnification of Directors and Officers

  Subject to the Business Corporations Act, the Company must indemnify ~~a director or former director of the Company~~an eligible party and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

        20.3    Permitted Indemnification

  Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

        20.4    Non-Compliance with Business Corporations Act

  The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles or, if applicable, any former Companies Act or former Articles, does not invalidate any indemnity to which he or she is entitled under this Part 20.

        20.5    Company May Purchase Insurance

  The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

  (1)
  is or was a director, officer, employee or agent of the Company;

  (2)
  is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

  (3)
  at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

  (4)
  at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

  against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

PART 21
DIVIDENDS

        21.1    Payment of Dividends Subject to Special Rights

  The provisions of this Part 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

        21.2    Declaration of Dividends

  Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may consider appropriate.

        21.3    No Notice Required

  The directors need not give notice to any shareholder of any declaration under Article 21.2.

        21.4    Record Date

  The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

        21.5    Manner of Paying Dividend

  A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

        21.6    Settlement of Difficulties

  If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

  (1)
  set the value for distribution of specific assets;

  (2)
  determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

  (3)
  vest any such specific assets in trustees for the persons entitled to the dividend.

        21.7    When Dividend Payable

  Any dividend may be made payable on such date as is fixed by the directors.

        21.8    Dividends to be Paid in Accordance with Number of Shares

  All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

        21.9    Receipt by Joint Shareholders

  If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

        21.10    Dividend Bears No Interest

  No dividend bears interest against the Company.

        21.11    Fractional Dividends

  If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

        21.12    Payment of Dividends

  Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

        21.13    Capitalization of Retained Earnings or Surplus

  Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

 PART 22
ACCOUNTING RECORDS AND AUDITOR

        22.1    Recording of Financial Affairs

  The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

        22.2    Inspection of Accounting Records

  Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

        22.3    Remuneration of Auditor

  The directors may set the remuneration of the auditor of the Company.

PART 23
NOTICES

        23.1    Method of Giving Notice

  Unless the Business Corporations Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

  (1)
  mail addressed to the person at the applicable address for that person as follows:

  (a)
  for a record mailed to a shareholder, the shareholder~~'~~'s registered address;

  (b)
  for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

  (c)
  in any other case, the mailing address of the intended recipient;

  (2)
  delivery at the applicable address for that person as follows, addressed to the person:

  (a)
  for a record delivered to a shareholder, the shareholder~~'~~'s registered address;

  (b)
  for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

    (c)
    in any other case, the delivery address of the intended recipient;

  (3)
  unless the intended recipient is the auditor of the Company, sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

  (4)
  unless the intended recipient is the auditor of the Company, sending the record by e-mail to the e-mail address provided by the intended recipient for the sending of that record or records of that class;

  (5)
  physical delivery to the intended recipient;

  (6)as otherwise permitted by applicable securities legislation.

        23.2    Deemed Receipt

  A notice, statement, report or other record that is:

  (1)
  mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

  (2)
  faxed to a person to the fax number provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

  (3)
  e-mailed to a person to the e-mail address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed.

        23.3    Certificate of Sending

  A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 23.1 is conclusive evidence of that fact.

        23.4    Notice to Joint Shareholders

  A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

        23.5    Notice to Legal Personal Representatives and Trustees

  A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

  (1)
  mailing the record, addressed to them:

    (a)
    by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

    (b)
    at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

  (2)
  if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

        23.6    Undelivered Notices

  If, on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 23.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

PART 24
SEAL

        24.1    Who May Attest Seal

  Except as provided in Articles 24.2 and 24.3, the Company~~'~~'s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

  (1)
  any two directors;

  (2)
  any officer, together with any director;

  (3)
  if the Company only has one director, that director; or

  (4)
  any one or more directors or officers or persons as may be determined by the directors.

        24.2    Sealing Copies

  For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

        24.3    Mechanical Reproduction of Seal

  The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 24.1 to attest the Company~~'~~'s seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

PART 25
PROHIBITIONS

        25.1    Definitions

  In this Part 25:

  (1)
  "security" has the meaning assigned in the Securities Act;

  (2)
  "transfer restricted security" means

  (a)
  a share of the Company;

  (b)
  a security of the Company convertible into shares of the Company;

  (c)
  any other security of the Company which must be subject to restrictions on transfer in order for the Company to satisfy the requirement for restrictions on transfer under the "private issuer" exemption of Canadian securities legislation or under any other exemption from prospectus or registration requirements of Canadian securities legislation similar in scope and purpose to the "private issuer" exemption.

        25.2    Application

  Article 25.3 does not apply to the Company if and for so long as it is a public company.

        25.3    Consent Required for Transfer of Shares or Transfer Restricted Securities

  No share or other transfer restricted security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

 PART 26
SPECIAL RIGHTS AND RESTRICTIONS

        The special rights and restrictions attached to the Common Shares ~~and the Proportionate Voting Shares~~ of the Company are as follows:

        26.1    Special Rights and Restrictions of ~~both~~ Common Shares ~~and Proportionate Voting Shares~~

        ~~(1)    Equality~~

  ~~Except as set out in this Part 26, the Common Shares and Proportionate Voting Shares (collectively, the "Equity Shares") have the same rights and are equal in all respects and are treated by the Company as if they were shares of one class only.~~

        (1)    ~~(2)~~ Liquidation Entitlement

  In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, all the property and assets of the Company available for distribution to the holders of the ~~Equity~~Common Shares will be paid or distributed to the holders of the ~~Equity Shares on the basis that each Proportionate Voting Share~~

~~will be entitled to 1,000 times the amount distributed per Common Share, but otherwise there is no preference or distinction among or between the Equity~~Common Shares.

        (2)    ~~(3)~~ Dividend Rights

  The holders of ~~Equity~~Common Shares are entitled to receive non-cumulative dividends at such times and in such amounts as the directors may in their discretion from time to time determine. ~~If, as and when dividends are declared by the directors, each Proportionate Voting Share is entitled to 1,000 times the amount paid or distributed per Common Share.~~ The directors may, at any time and from time to time, declare and pay a stock dividend~~:~~.

      ~~(a)payable in Common Shares on the Common Shares, provided that at the same time a stock dividend payable in Proportionate Voting Shares is declared and paid in the same number of shares per share on the Proportionate Voting Shares; or~~

      ~~(b)payable in Proportionate Voting Shares on the Proportionate Voting Shares, provided that at the same time a stock dividend payable in Common Shares is declared and paid in the same number of shares per share on the Common Voting Shares.~~

        (3)    ~~(4)~~ Meetings

  The holders of Common ~~Shares and Proportionate Voting~~ Shares are entitled to receive notice of any meeting of shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the Business Corporations Act.

  ~~The Proportionate Voting Shares carry 1,000 votes per share for all matters coming before shareholders.~~

  The Common Shares carry one vote per share for all matters coming before shareholders.

        (4)    ~~(5)~~ Variation of Rights

  Notwithstanding any other provision of these Articles, but subject to the Business Corporations Act, the special rights and restrictions attached to any ~~Equity~~Common Shares may be modified if the amendment is authorized by not less than 66 2/3% of the votes cast at a meeting of holders of ~~Equity~~Common Shares duly held for that purpose. ~~However, if the holders of Proportionate Voting Shares, as a class, or the holders of Common Shares, as a class, are to be affected in a manner materially different from such other class of Equity Shares, the amendment must, in addition, be authorized by not less than 66 2/3% of the votes cast at a meeting of the holders of the class of shares which is affected differently.~~

        ~~(6)    Subdivision or Consolidation~~

  ~~No subdivision or consolidation of the Common Shares or Proportionate Voting Shares may be carried out unless, at the same time, the Common Shares or Proportionate Voting Shares, as the case may be, are subdivided or consolidated in the same manner and on the same basis, so as to preserve the relative rights of the holders of each class of Equity Shares.~~

        ~~26.2    Common Shares~~

  ~~In addition to the special rights and restrictions set out in section 26.1 and subject to section 26.3(2) (c), the Common Shares have the special rights and restrictions set out in this section 26.2.~~

        ~~(1)    Conversion Rights~~

  ~~Subject to section 26.3(2)(c), Common Shares may at any time, at the option of the holder, be converted into Proportionate Voting Shares on the basis of 1,000 Common Shares for one Proportionate Voting Share. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the transfer agent of the Company (the "Transfer Agent") accompanied by the certificate or certificates representing the Common Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Common Shares in respect of which the right of conversion is being exercised or by his~~

~~or her duly authorized attorney and must specify the number of Common Shares which the holder wishes to have converted.~~

  ~~Upon receipt of the conversion notice and share certificate or share certificates or other evidence of ownership satisfactory to the Transfer Agent, the Company will issue a share certificate or other evidence of ownership representing Proportionate Voting Shares on the basis set out above to the registered holder of the Common Shares. If fewer than all the Common Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted.~~

  ~~Except as provided for in subsection (2), no fractional Proportionate Voting Shares will be issued on any conversion of Common Shares.~~

        ~~(2)    Take-over Bids and Fractional Shares.~~

  ~~In addition to any rights contained in subsection (1) and subject to section 26.3(2)(c), if an offer (the "Offer") is being made for Proportionate Voting Shares where:~~

      ~~(a)by reason of applicable securities legislation or stock exchange requirements, the offer must be made to all holders of the class of Proportionate Voting Shares; and~~

      ~~(b)no equivalent offer is made for the Common Shares,~~

~~the holders of Common Shares have the right, at their option, to convert their Common Shares into Proportionate Voting Shares for the purpose of allowing the holders of the Common Shares to tender to that offer.~~

  ~~In the event that holders of Common Shares are entitled to convert their Common Shares into Proportionate Voting Shares in connection with an Offer pursuant to this subsection (2), holders of an aggregate of Common Shares of less than 1,000 (an "Odd Lot") will be entitled to convert all but not less than all of such Odd Lot of Common Shares into a fraction of one Proportionate Voting Share, at a conversion ratio equivalent to 1,000 to one, provided that such conversion into a fractional Proportionate Voting Share will be solely for the purpose of tendering the fractional Proportionate Voting Share to the offer in question and that any fraction of a Proportionate Voting Share that is tendered to the Offer but that is not, for any reason, taken up and paid for by the offeror will automatically be reconverted into the Common Shares that existed prior to such conversion.~~

        ~~26.3    Proportionate Voting Shares~~

  ~~In addition to the special rights and restrictions set out in section 26.1, the Proportionate Voting Shares have the special rights and restrictions set out in this section 26.3.~~

        ~~(1)    Conversion at the Option of the Holder~~

  ~~Each issued and outstanding Proportionate Voting Share may at any time, at the option of the holder, be converted into 1,000 Common Shares. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the Transfer Agent accompanied by the certificate or certificates representing the Proportionate Voting Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Proportionate Voting Shares in respect of which the right of conversion is being exercised or by his or her duly authorized attorney and must specify the number of Proportionate Voting Shares which the holder wishes to have converted.~~

  ~~Upon receipt of the conversion notice and share certificate or share certificates or other evidence of ownership satisfactory to the Transfer Agent, the Company will issue a share certificate or other evidence of ownership representing Common Shares on the basis set out above to the registered holder of the Proportionate Voting Shares. If fewer than all the Proportionate Voting Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted.~~

  ~~No fractional Common Shares will be issued on any conversion of Proportionate Voting Shares.~~

        ~~(2)    Automatic Conversion~~

  ~~If, at any time on or after July 1, 2011, the directors, in good faith, determine that none of the Original Holders (as defined below) owns, controls or directs, directly or indirectly, any Proportionate Voting Shares, then, effective on the date approved by the directors, the following shall occur and be deemed to occur in the following order:~~

    ~~(a)all of the Proportionate Voting Shares held by each holder shall, without any further action on the part of any holder of Proportionate Voting Shares, immediately and automatically be converted into fully paid Common Shares at the conversion ratio of 1,000 Common Shares for each Proportionate Voting Share;~~

    ~~(b)concurrently with the conversion of Proportionate Voting Shares in (a), the Company shall issue and promptly deliver to each holder of Proportionate Voting Shares share certificates or other evidence of ownership representing fully paid and non-assessable Common Shares in the amount equal to the number of Proportionate Voting Shares multiplied by 1000, and shall cancel all share certificates or other evidence of ownership representing Proportionate Voting Shares, whether or not such certificate or other evidence of ownership is delivered to the Company;~~

    ~~(c)the right in section 26.2 of holders of Common Shares to convert their shares into Proportionate Voting Shares shall be terminated; and~~

    ~~(d)the directors shall not be entitled to issue any further Proportionate Voting Shares.~~

  ~~In this section 26.3(2), "Original Holders" means the initial holders of Proportionate Voting Shares on the closing of the Company's initial public offering and any of their affiliates.~~

 ANNEX I

CORPORATE GOVERNANCE GUIDELINES

 PERFORMANCE SPORTS GROUP LTD.
CORPORATE GOVERNANCE GUIDELINES

        1.0    Introduction

        The board of directors (the "Board") of Performance Sports Group Ltd. (the "Corporation") is elected by the shareholders of the Corporation and is responsible for the stewardship of the Corporation. The purpose of these guidelines is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

        2.0    Chair of the Board

        The chair of the Board (the "Chair") will be appointed by the Board, after considering the recommendation of the Corporate Governance and Nominating Committee, for such term as the Board may determine.

        3.0    Majority of Independent Directors

        The Board will be comprised of a minimum of three and a maximum of ten directors, at least a majority of whom meet the criteria for independence required by National Instrument 58-101 Disclosure of Corporate Governance Practice, the listing standards of the Toronto Stock Exchange and the New York Stock Exchange, the U.S. Securities and Exchange Commission and any other applicable regulatory authority (collectively, the "Applicable Regulatory Requirements"). In addition to the foregoing requirements, Audit and Compensation Committee members are subject to heightened independence requirements or considerations pursuant to certain of the Applicable Regulatory Requirements. The Board must determine, based on all of the relevant facts and circumstances, whether each director satisfies these criteria for independence and will disclose these determinations.

        Each independent director of the Board shall promptly notify the Chair of any developments that may impair such director's independence. If a conflict exists and cannot be resolved, such director should submit to the Board written notification of such conflict of interest and an offer of resignation from the Board and each of the committees on which such director serves. The Board need not accept such offer of resignation; however, the submission of such offer of resignation provides the opportunity for the Board to review the appropriateness of the continuation of such individual's membership on the Board or any Board Committee.

        4.0    Board Leadership

    (a)
    Chair of the Board.    The Corporation maintains separate Chair and Chief Executive Officer positions, which allows the Board to be more effective in overseeing the Corporation's affairs and holding management accountable for the Corporation's activities. Having an independent Chair of the Board fosters strong leadership, healthy discussion and avoids the potential for any conflict of interest. However, the Board believes that the Corporation and its shareholders are best served by maintaining flexibility to have any director serve as Chair and therefore believes that a permanent policy on whether the Chair and Chief Executive Officer positions should be separated or combined is not appropriate.

    (b)
    Lead Director.    The Board has adopted a written position description for the Chair setting out the Chair's responsibilities, including leadership and governance of the Board, the promotion of corporate social responsibility, the facilitation of shareholder meetings, and the oversight of Board committees. The Board has appointed a non-executive, independent director as its Chair to help it function independently of management. In order to maintain the independent integrity of the Board, however, if the Chair and Chief Executive Officer positions are combined, the Board shall appoint a Lead Director who must be independent.

        5.0    Director Selection and Board Membership Criteria

        The Corporate Governance and Nominating Committee has, as one of its responsibilities, the recommendation of director candidates to the full Board. Nominees for directorship will be identified by the Corporate Governance and Nominating Committee in accordance with the criteria set forth below and any other criteria that may be identified by the Board or a Board Committee, if appropriate, and in accordance with the procedures set forth in the Corporate Governance and Nominating Committee's charter.

    (a)
    Background and Diversity.    The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment will include an individual's independence, as well as consideration of age, skills and experience, and a policy of promoting diversity, in the context of the needs of the Corporation. The Diversity Policy, which is attached hereto as Appendix "A", sets out the guidelines by which the Board will endeavor to increase diversity amongst members of the Board as well as executive officers.

    (b)
    Simultaneous Service.    No director should serve on more than four other public company boards. No member of the Audit Committee should serve on more than two other public company audit committees. Directors should advise the Chair and the chair of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on another public company board or audit committee.

    (c)
    Financial Literacy.    Directors should know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Corporation.

    (d)
    Character.    Directors should be persons of good character and thus should possess all of the following personal characteristics:

    •
    Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

    •
    Accountability: Directors should be willing to be accountable for their decisions as directors;

    •
    Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

    •
    Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion;

    •
    High Performance Standards: Directors should have a history of achievements which reflects high standards for themselves and others;

    •
    Commitment and Enthusiasm: Directors should be committed to, and enthusiastic about, their performance for the Corporation as directors, both in absolute terms and relative to their peers; and

    •
    Courage: Directors should possess the courage to express views openly, even in the face of opposition.

        6.0    Retirement

    (a)
    Term Limits.    The Board does not favor term limits for directors, but believes that it is important to monitor overall Board performance. Therefore, the Corporate Governance and Nominating Committee shall review each director's continuation on the Board annually. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

    (b)
    Retirement Age.    No person shall be nominated by the Board to serve as a director after he or she has passed his or her 75th birthday, unless the Corporate Governance and Nominating Committee has voted, on an annual basis, to waive the mandatory retirement age for such director.

    (c)
    Resignation Policy — Management Directors.    Management directors shall offer to resign from the Board upon their resignation, removal or retirement as an employee of the Corporation.

    (d)
    Significant Change in Job Responsibilities.    The Board expects directors to notify the Chair promptly and offer to resign from the Board upon a significant change in their business position including, without limitation, retirement from the position on which their original nomination was based. It is not the sense of the Board that in every instance the directors who retire or change from the position they held when they joined the Board should necessarily leave the Board. There should, however, be an opportunity for the Board through the Corporate Governance and Nominating Committee, to review the continued appropriateness of Board membership under the circumstances.

        7.0    Role and Responsibilities of the Board and the Directors

        The role of the Board is to represent the shareholders of the Corporation, enhance and maximize shareholder value and conduct the business and affairs of the Corporation ethically and in accordance with high standards of corporate governance. The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Corporation and its shareholders.

        The Board is ultimately accountable and responsible for providing effective leadership in supervising the management of the business and affairs of the Corporation. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Corporation's officers, employees, outside advisors and independent auditors. The Board selects and oversees the members of senior management, to whom the Board delegates the authority and responsibility for the conduct of the day-to-day operations of the business.

        The responsibilities of the Board include:

    (a)
    adopting a strategic planning process;

    (b)
    risk identification and ensuring that procedures are in place for the management of those risks;

    (c)
    reviewing and approving annual business and capital plans and policies and processes generated by management relating to the authorization of major investments and significant allocations of capital, subject to general authority guidelines;

    (d)
    corporate social responsibility, ethics and integrity;

    (e)
    supervision of senior management and succession planning including the appointment of the Chief Executive Officer and the Chair and ensuring that other executives are in place to ensure sound management of the Corporation;

    (f)
    delegations and general approval guidelines for management;

    (g)
    monitoring financial reporting and management;

    (h)
    monitoring internal control and management information systems;

    (i)
    corporate disclosure and communications;

    (j)
    adopting measures for receiving feedback from stakeholders; and

    (k)
    adopting key corporate policies designed to ensure that the Corporation, its directors, officers and employees comply, in all material respects, with all applicable laws, rules and regulations and conduct their business ethically and with honesty and integrity.

        Further, each director is expected to:

    (a)
    dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties;

    (b)
    comply with the duties and responsibilities set forth herein and in the Articles of the Corporation;

    (c)
    comply with all duties of care, loyalty and confidentiality applicable to directors of publicly traded corporations organized in our jurisdiction of incorporation; and

    (d)
    adhere to the Corporation's Code of Business Conduct and Ethics, including, but not limited to, the policies on conflicts of interest expressed therein and any other applicable policies of the Corporation.

        8.0    Board Meetings

        Meetings of the Board will be held at least quarterly, with additional meetings to be held depending on the state of the Corporation's affairs and in light of opportunities or risks which the Corporation faces. In addition, independent directors of the Board will have the opportunity to meet in camera at each quarterly meeting or more frequently as they deem necessary. The executive sessions of the independent directors are currently presided by the independent Chair of the Board.

        Directors are strongly encouraged to attend the annual meeting of shareholders, Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Directors are expected to review meeting materials prior to Board and committee meetings and, when possible, should communicate in advance of meetings any questions or concerns that they wish to discuss so that management will be prepared to address the same.

        The Corporation shall distribute written materials sufficiently in advance of meetings to permit a meaningful review by the directors.

        9.0    Board Committees

        Subject to the Applicable Regulatory Requirements, the Board may delegate certain matters it is responsible for to Board committees, presently consisting of the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation Committee. The Board will, however, retain its oversight function and ultimate responsibility for these matters and all delegated responsibilities.

        The Board will have at all times an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of these Committees shall consist solely of independent directors. The Board may, at its discretion, establish any other committees as it deems appropriate from time to time, including a Risk Committee, which shall consist of the Corporation's Chief Executive Officer and at least one additional member of the Board.

        Committee members will be appointed by the Board upon the recommendation of the Corporate Governance and Nominating Committee with consideration of the desires of individual directors. Each committee shall have its own charter, which will set forth the purposes, goals and responsibilities of the committee as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The charters will also provide that each committee will annually evaluate its own performance and will be posted on the Corporation's website.

        10.0    Majority Vote Policy for the Election of Directors

        The Corporation's Majority Voting Policy provides that directors receiving a greater number of votes withheld than votes in favour in uncontested elections of directors shall be considered not to have the support of the shareholders and shall offer to tender his or her resignation to the Chair, and the Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation or other action. The Board will review and act on this recommendation within 90 days from the date of the meeting. The Board will promptly publicly disclose its decision and, should the Board decline to accept the resignation, its rationale.

        11.0    Stock Ownership Requirements

        Under the Corporation's Deferred Share Unit Plan ("DSU Plan"), non-employee directors are required to receive between 50% and 100% of their compensation in the form of deferred share units ("DSU") until their retirement from the Board. The purpose of the DSU Plan is to promote greater alignment of interests between eligible directors and the shareholders of the Corporation. The Corporation has also developed stock ownership guidelines for its executive officers to create alignment and mutual ownership between executives and the shareholders of the Corporation.

        12.0    Strategic Planning Process and Risk Management

        The Board will adopt a strategic planning process to establish objectives and goals for the Corporation's business and will review, approve and modify as appropriate the strategies proposed by senior management to achieve such objectives and goals. The Board will review and approve, as appropriate, a strategic plan which takes into account, among other things, the opportunities and risks of the Corporation's business and affairs.

        The Risk Management Committee, in conjunction with senior management, will identify the principal risks of the Corporation's business and oversee senior management's implementation of appropriate systems to effectively monitor, manage and mitigate the impact of such risks and report on and make recommendations with respect to such matters to the Board.

        13.0    Access to Officers, Employees and Advisors

        Board members have complete and open access to the Corporation's senior management, any other employees and any of the Corporation's advisors as necessary to complete their duties. Board members who wish to have access to such persons may coordinate such access through the Chair or may contact such persons directly, with concurrent notice to the Chair.

        14.0    Confidentiality

        The Board believes maintaining confidentiality of information and deliberations is an imperative. Information learned during the course of service on the Board is to be held confidentially and used solely in furtherance of the Corporation's business.

        15.0    Corporate Social Responsibility, Business Conduct, Ethics and Integrity

        The Corporation has adopted a Code of Business Conduct and Ethics and other internal policies and guidelines designed to support these guidelines and to comply with applicable law. Directors, officers and employees are expected to comply fully with that Code and any other applicable policies and guidelines.

        The Board will provide leadership to the Corporation in support of its commitment to corporate social responsibility, set the ethical tone for the Corporation and its management and foster ethical and responsible decision making by management. The Board will take all reasonable steps to satisfy itself of the integrity of the Chief Executive Officer and senior management and satisfy itself that the Chief Executive Officer and senior management create a culture of integrity throughout the organization.

        16.0    Succession Planning

        The Compensation Committee will review from time to time the Corporation's succession plan for the Chief Executive Officer, the Chief Financial Officer and other executive officers, including appointment, training and evaluation.

        17.0    Executive Officer Performance Objectives and Compensation

        The Compensation Committee will review the corporate goals and performance objectives relevant to compensation for the Chief Executive Officer, Chief Financial Officer and other executive officers and evaluate such officers' performance and determine their compensation in light of those goals and objectives.

        18.0    Director Compensation

        The form and amount of non-management director compensation will be determined by the Board upon the recommendation of the Compensation Committee. The Board is aware that questions as to directors' independence may be raised when directors' fees and emoluments exceed what is customary. Similar concerns may be raised when the Corporation makes substantial charitable contributions to organizations with which a director is affiliated, or enters into consulting contracts with (or provides other indirect forms of compensation to) a director. The Board will critically evaluate each of these matters when determining the form and amount of director compensation and will ensure that such payments do not violate the independence requirements of the Applicable Regulatory Requirements.

        19.0    Director Orientation and Continuing Education

        The Corporation has an orientation program for any new directors under which a new director will meet separately with the Chair and members of the senior executive team. A new director will be presented with a director manual that reviews Board policies and procedures, the Corporation's current strategic plan, financial plan and capital plan, the most recent annual and quarterly reports and materials relating to key business issues. New directors will also receive training and preparation sessions in respect of financial accounting standards.

        The Chair of each committee is responsible for coordinating orientation and continuing director development programs relating to the committee's mandate.

        20.0    Delegations and Approval Authorities

        The Board delegates to the Chief Executive Officer and senior management authority over the day-to-day management of the business and affairs of the Corporation. This delegation of authority will be subject to the Applicable Regulatory Requirements and specified financial limits and any transactions or arrangements in excess of general authority guidelines will be reviewed by and subject to the prior approval of the Board.

        21.0    Monitoring of Financial Reporting and Management

        The Board, with the assistance of a Disclosure Committee and the Board committees, as appropriate, will approve all regulatory filings, including the annual audited financial statements, interim financial statements, the notes and management discussion and analysis accompanying such financial statements, any quarterly and annual reports, management proxy circulars, annual information forms, prospectuses, and all capital investments, equity and debt financings, borrowings and all annual operating plans and budgets.

        22.0    Corporate Disclosure and Communications

        As outlined in the Corporation's Disclosure Policy, only the Corporation's designated spokespersons should respond to inquiries from the investment community, the media, regulatory authorities or others.

        The Board values communications with the Corporation's shareholders and other stakeholders, however, and has established procedures to enable anyone who has a concern about the Corporation's conduct to report those concerns to the independent Chair, including a compliance hotline.

        The Corporation's Compliance Hotline website can be accessed at www.performancesportsgroup.ethicspoint.com and additional information for the Compliance Hotline can be found at www.performancesportsgroup.com/site/investors/governance.php. The Compliance Hotline is run by an independent call center operated by a vendor, Ethics Point.

        Information provided through the Compliance Hotline will be forwarded and/or summarized in a report and delivered to the Board Chair and members of the Corporation's Corporate Governance and Nominating Committee and, if concerning financial statement disclosure, accounting procedures, internal financial controls or auditing matters, the information or report will be forwarded to the independent Chair of the Corporation's Audit Committee for due consideration, in each case with notice to the Chair of the Board.

        Individuals may also submit such financial, accounting and auditing concerns directly to the independent Chair of the Corporation's Audit Committee at:

Audit Committee Chair
c/o Performance Sports Group Ltd.
100 Domain Drive
Exeter, New Hampshire
03833 USA
Or
audit.committeechair@performancesportsgroup.com

        Information submitted through the Compliance Hotline or directly to the Chair of the Audit Committee will be treated on a confidential or anonymous basis, to the fullest extent permitted under applicable law, regulation or legal proceedings and to the greatest extent possible, consistent with the need for the Corporation to conduct an effective investigation of the reported issue.

        23.0    Corporate Policies

        The Board will adopt and review, as appropriate, policies and procedures designed to ensure that the Corporation, its directors, officers and employees comply, in all material respects, with all Applicable Regulatory Requirements and conduct the Corporation's business ethically and with honesty and integrity. Principal policies consist of:

    (a)
    Code of Business Conduct and Ethics;

    (b)
    Corporate Disclosure Policy;

    (c)
    Diversity Policy;

    (d)
    Insider Trading Policy;

    (e)
    Anti-Corruption Policy; and

    (f)
    Related Person Transactions Policy.

        24.0    Assessing Board Performance

        The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Corporate Governance and Nominating Committee will receive comments from all directors as to the Board's performance and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board.

        25.0    Review of Guidelines

        The Corporate Governance and Nominating Committee will review and assess, as appropriate, the adequacy of these guidelines and recommend any proposed changes to the Board for consideration.

Approved by the Board of Directors
Performance Sports Group Ltd.
August 11, 2015

 Appendix "A"

DIVERSITY POLICY

        1.0    Introduction

        Performance Sports Group Ltd. (the "Corporation") recognizes the importance and benefit of having a board of directors (the "Board") and a slate of executive officers comprised of highly talented and experienced individuals, with a view toward fostering and promoting diversity among Board members and executive officers.

        2.0    Objectives

        The Board is committed to growth and development with respect to diversity among its Board members and executive officers. This may include, but is not limited to, diversity in regards to attributes such as gender, ethnicity, age, national origin, disability, sexual orientation and other dimensions.

        In addition, the Board is committed to ensuring that its members are reflective of diverse professional experience, skills, knowledge and other attributes that are essential to its successful operation and the achievement of the Corporation's current and future plans and objectives.

        3.0    Mandate

        The Board and its committees, as applicable, will, when identifying candidates to nominate for election to the Board or appointment as executive officers:

    (a)
    consider individuals who are highly qualified, based on their talents, experience, functional expertise and personal skills, character and qualities, and in light of the Corporation's current and future plans and objectives as well as anticipated regulatory and market developments and any other factors that the Board or its committees, as applicable, deem appropriate;

    (b)
    consider criteria that promotes diversity, including with regard to gender, ethnicity, age, national origin, disability, sexual orientation, and other dimensions; and

    (c)
    consider the level of representation of women on the Board and in executive officer positions along with other markers of diversity when making recommendations for nominees to the Board or for appointment as executive officers and in general with regard to succession planning for the Board and executive officers.

        Given the nature and size of the Corporation's business and its industry, it may be challenging for the Corporation to identify a qualified pool of candidates that adequately reflects the various diverse characteristics that the Corporation seeks to promote. The Corporation has therefore not adopted any specific targets, but will promote its objectives as set out in this policy with a view to identifying and fostering the development of a suitable pool of candidates for nomination or appointment over time.

 ANNEX J

AUDIT COMMITTEE CHARTER

 PERFORMANCE SPORTS GROUP LTD.
CHARTER OF THE AUDIT COMMITTEE

        This charter (this "Charter") sets forth the purpose, composition, responsibilities and authority of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Performance Sports Group Ltd. (the "Corporation").

        1.0    Purpose

        The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

    •
    the Corporation's financial statements;

    •
    the integrity of the Corporation's internal control over financial reporting and management information systems;

    •
    the qualifications and independence of the Corporation's external auditor;

    •
    the performance of the Corporation's internal audit function and external auditor; and

    •
    any other matters assigned to the Committee by the Board pursuant to this Charter or as mandated by applicable laws, rules and regulations, as well as the Toronto Stock Exchange and New York Stock Exchange listing standards.

        Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee (the "Members") are not full-time employees of the Corporation and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with applicable financial reporting standards and other Applicable Regulatory Requirements. These are the responsibilities of management and the Corporation's external auditor.

        2.0    Composition and Membership

    (a)
    The Board will appoint the Members of the Committee. The Members will be appointed to hold office until the next annual general meeting of shareholders of the Corporation or until their successors are appointed. The Board may add or remove a Member at any time and may fill any vacancy occurring on the Committee. A Member may resign at any time and a Member will automatically cease to be a Member upon ceasing to be a director.

    (b)
    The Committee will consist of at least three directors, each of whom shall satisfy the applicable independence, financial literacy and experience requirements of the Corporation's Corporate Governance Guidelines, the Toronto Stock Exchange, the New York Stock Exchange, Section 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), National Instrument 52-110 — Audit Committees ("NI 52-110") and any other applicable regulatory authority (collectively, the "Applicable Regulatory Requirements"). At least one Member shall qualify as an audit committee financial expert as defined under Item 407 of Regulation S-K of the Exchange Act.

    (c)
    No Member shall simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service does not impair the ability of such Member to effectively serve on the Committee and such determination is disclosed in accordance with the Applicable Regulatory Requirements.

    (d)
    The Board will appoint one of the Members to act as the chair of the Committee (the "Chair") (or if it fails to do so, the Members of the Committee shall appoint the Chair of the Committee from among its Members).

    (e)
    The Committee may delegate any or all of its functions to any of its Members or any sub-set thereof, from time to time as it sees fit, provided that such subcommittees are composed entirely of directors who satisfy the applicable independence standards of the Applicable Regulatory Requirements.

        3.0    Meetings

    (a)
    Meetings of the Committee will be held at such times and places as the Chair may determine, but in any event not less than four times per year. Twenty-four hours advance notice of each meeting will be given to each Member orally, by telephone, by facsimile or email, unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings either in person or by telephone.

    (b)
    The Chair, if present, will act as the chair of meetings of the Committee. If the Chair is not present at a meeting of the Committee, the Members in attendance may select one of their Members to act as chair of the meeting.

    (c)
    The Committee will appoint any person in attendance at the meeting, who may, but need not, be a Member to act as the secretary of that meeting, and such person will maintain minutes of the meeting and deliberations of the Committee. The secretary of the meeting will circulate the minutes of each meeting of the Committee to the members of the Board.

    (d)
    A majority of Members will constitute a quorum for a meeting of the Committee. Each Member will have one vote and decisions of the Committee will be made by an affirmative vote of the majority. The Chair will not have a deciding or casting vote in the case of an equality of votes. Powers of the Committee may also be exercised by written resolutions signed by all Members.

    (e)
    The Committee may invite from time to time such persons as it sees fit to attend its meetings and to take part in the discussion and consideration of the affairs of the Committee.

    (f)
    In advance of every regular meeting of the Committee, the Chair will prepare and distribute to the Members and others as deemed appropriate by the Chair, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require officers and employees of the Corporation to produce such information and reports as the Committee may deem appropriate in order for it to fulfill its duties.

        4.0    Responsibilities

        In fulfilling its duties and responsibilities hereunder, the Committee will be entitled to rely reasonably on the integrity of those persons within the Corporation and the professionals and experts (such as the Corporation's external auditor) from whom it receives information, the accuracy of the financial and other information provided to the Committee by such persons and representations made by the Corporation's external auditor as to any services provided by such firm to the Corporation.

    (a)
    External Auditor

    (i)
    The Corporation's external auditor is required to report directly to the Committee;

    (ii)
    The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any external auditor engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Corporation;

    (iii)
    The Committee is directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting;

    (iv)
    The Committee is responsible for reviewing and approving the proposed audit scope, focus areas, timing and key decisions underlying the audit plan by the Corporation's external auditor;

      (v)
      The Committee is also responsible for:

      •
      monitoring and reporting to the Board with regards to the qualifications, independence and performance of the external auditor, including the lead audit partner, on an annual basis or more frequently as determined by the Committee;

      •
      receiving and reviewing reports from the external auditor on the progress against the approved audit plan, important findings, recommendations for improvements and the auditors' final report;

      •
      reviewing, at least annually, (i) a report from the external auditor on all relationships and engagements that may reasonably be thought to bear on the independence of the auditor, and (ii) a report by the external auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues and such other matters as required by the Public Company Accounting Oversight Board. The Committee shall discuss these reports with the Corporation's external auditor and shall take appropriate action to ensure the independence of the external auditor and to address any other matters based on such reports; and

      •
      confirming that the "lead partner," the "concurring partner" and the other "audit partner" rotation requirements under the Applicable Regulatory Requirements, including Regulation S-X, have been complied with, and whether any rotation of the external auditor is appropriate to ensure independence; and

      (vi)
      The Committee should meet separately at least annually with management, the person responsible for the Corporation's internal audit group and the external auditors to discuss issues and concerns warranting committee attention, including (i) any significant disagreement between management and the Corporation's external auditor or the internal audit group in connection with the preparation of the financial statements, and (ii) any audit problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. The Committee should provide sufficient opportunity for the external auditors to meet privately with its Members. The Committee should review with the external auditor any audit problems or difficulties and management's response.

    (b)
    Pre-Approval of Audit and Non-Audit Services

      The Committee is responsible for pre-approving (which may be pursuant to pre-approval policies and procedures) all audit and non-audit services to be provided to the Corporation or its subsidiary entities by the Corporation's external auditor as permitted under Applicable Regulatory Requirements and to approve all related fees and other terms of engagement.

    (c)
    Review of Financial Statements and MD&A

      The Committee is responsible for reviewing and discussing with management and the external auditor the Corporation's annual audited financial statements, management's discussion and analysis (the "MD&A") and annual and interim earnings press releases, as well as financial information and earnings guidance, if applicable, provided to analysts and rating agencies, before the Corporation publicly discloses this information. The Committee, if authority is so granted to it by the Board from time to time, will be responsible for reviewing and approving the Corporation's quarterly interim financial statements and related MD&A. The Committee shall also review and approve disclosures required to be included by the Corporation in periodic reports with respect to audit and non-audit services.

    (d)
    Review of Public Disclosure of Financial Information

      The Committee is responsible for:

      (i)
      being satisfied that adequate procedures are in place for the review of the Corporation's public disclosure of financial information extracted or derived from the Corporation's financial statements and periodically assessing the adequacy of those procedures;

      (ii)
      recommending to the Board whether the Corporation's annual audited financial statements should be included in the Corporation's annual report for filing with the SEC and timely prepare the report required by the SEC to be included in the Corporation's annual proxy statement, if applicable, and any other reports of the Committee required by any Applicable Regulatory Requirement;

      (iii)
      reviewing and discussing with management and the Corporation's external auditor (i) major issues regarding, or significant changes in, the Corporation's accounting principles and financial statement presentations, (ii) analyses prepared by management or the Corporation's external auditor concerning significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation, and (iv) the type and presentation of information to be included in earnings press releases and any financial information and earnings guidance, if applicable, provided to analysts and rating agencies; and

      (iv)
      reviewing and discussing with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons.

    (e)
    Submission Systems and Treatment of Complaints

      The Committee is responsible for establishing procedures for:

      (i)
      the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

      (ii)
      the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

    (f)
    Hiring Policies

      The Committee is responsible for reviewing and approving the Corporation's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation.

    (g)
    Internal Audit Function and Internal Controls and Management Information Systems

      The Committee is responsible for:

      (i)
      reviewing, based on the recommendation of the Corporation's external auditor and the person responsible for the Corporation's internal audit group, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget, audit plan, activities, organizational structure and staffing of the internal audit group as needed; and

      (ii)
      reviewing and monitoring, in consultation with management and the Corporation's external auditor, the integrity and adequacy of the Corporation's internal controls over financial reporting, disclosure processes and management information systems and overseeing the implementation by management of such systems to ensure the performance and integrity of such systems as required by the Board.

      Management, under the leadership of the Corporation's Chief Executive Officer and Chief Financial Officer, is responsible for designing, establishing and maintaining the Corporation's internal controls, disclosure processes and procedures. The Board provides oversight and is ultimately accountable and responsible for supervising the business and affairs of the Corporation, including management's responsibility for internal controls and disclosure controls and procedures. Management is also responsible for reporting any significant deficiencies in the design or operation of the Corporation's internal controls that could adversely affect the Corporation's ability to record, process, summarize and report financial data and identify any material weakness in internal controls to the Audit Committee, as well as any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

    (h)
    Other Responsibilities

      The Committee is also responsible for:

      (i)
      reviewing and making recommendations to the Board on the Corporation's Corporate Disclosure Policy; and

      (ii)
      monitoring compliance with the Code of Business Conduct and Ethics, and reviewing the reports of management concerning compliance with the Code of Business Conduct and Ethics with respect to financial, accounting and auditing matters and coordinating with the Corporation's Corporate Governance and Nominating Committee on such matters. As appropriate, the Committee shall report and make recommendations to the Board with respect to these matters.

        5.0    Reporting

        At the request of the chair of the Board, the Chair will report to the Board at Board meetings on the Committee's activities since the last Committee report to the Board.

        6.0    Access to Information and Authority

        The Committee will be granted unrestricted access to all information regarding the Corporation that is necessary or desirable to fulfill its duties and all directors, officers and employees will be directed to cooperate as requested by Members.

        The Committee has the sole authority:

    •
    to engage or terminate independent counsel and other advisors as it determines necessary or advisable to carry out its duties and shall be directly responsible for overseeing the work of such advisors;

    •
    to set and pay the compensation for any advisors employed by the Committee; and

    •
    to communicate directly with the internal and external auditors.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation.

        7.0    Review of Charter and the Committee

        The Committee will review and assess annually the adequacy of this Charter and the Committee's performance and recommend any proposed changes to the Board for consideration.

Approved by the Board of Directors and the Audit Committee
Performance Sports Group Ltd.
June 1, 2015

PRELIMINARY COPY — SUBJECT TO COMPLETION
Performance Sports Group Ltd. ("Company")
FORM OF PROXY ("PROXY")
Annual and Special Meeting Wednesday, October 14, 2015 at 9:00 a.m. (Eastern Time) The W Hotel New York — Downtown, 8 Albany Street New York, New York 10006 ("Meeting")

RECORD DATE:	August 28, 2015
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY:	October 9, 2015 at 9:00 a.m. (Eastern Time)

VOTING METHODS

INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above

FACSIMILE	(416) 595-9593

MAIL or HAND DELIVERY	TMX EQUITY TRANSFER SERVICES INC.* 200 University Avenue, Suite 300, Toronto, Ontario, M5H 4H1

The undersigned hereby appoints Bernard McDonell, Chair of the Board of Directors of the Company, whom failing Kevin Davis, Chief Executive Officer and Director, or failing both of them Michael J. Wall, Vice President, General Counsel and Corporate Secretary ("Company Proxyholders"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

– SEE VOTING GUIDELINES ON REVERSE –

RESOLUTIONS – BOARD VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors

		FOR	WITHHOLD			FOR	WITHHOLD
a)	Karyn Barsa (independent)	☐	☐	h)	Larry Lucchino (independent)	☐	☐
b)	Kevin Davis (CEO, non-independent)	☐	☐	i)	Matthew Mannelly (independent)	☐	☐
c)	Joan Dea (independent)	☐	☐	j)	Bernard McDonell (Chair, independent)	☐	☐
d)	Michael Jacobi (independent)	☐	☐	k)	Bob Nicholson (independent)	☐	☐
e)	Paul Lavoie (independent)	☐	☐

2. Appointment of Auditors	FOR	WITHHOLD

Appointment of KPMG LLP as Auditors of the Company for the fiscal year ending May 31, 2016.	☐	☐

3. Adoption of Omnibus Equity Incentive Plan	FOR	AGAINST	ABSTAIN

To approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex A to the Proxy Statement) the Company's new omnibus equity incentive plan.	☐	☐	☐

4. Quorum Increase for Meetings of Shareholders and the Board of Directors	FOR	AGAINST	ABSTAIN

To approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex B to the Proxy Statement) an amendment to the Company's amended and restated articles to increase the quorum requirement for meetings of shareholders to 25% of the issued and outstanding common shares entitled to be voted and to set the quorum requirement for meetings of directors at a majority of the directors then in office, as well as make certain other related amendments.

	☐	☐	☐

5. To Remove References to Proportionate Voting Shares	FOR	AGAINST	ABSTAIN

To approve, with or without variation, by special resolution (the full text of which is set forth in Annex C to the Proxy Statement) an amendment to remove references to proportionate voting shares from the Company's notice of articles and amended and restated articles and make certain other related amendments.

	☐	☐	☐

6. To Amend the Method of Giving Notice in the Articles	FOR	AGAINST	ABSTAIN

To approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex D to the Proxy Statement) an amendment to the Company's amended and restated articles to clarify that a notice, statement, report or other record required or permitted by the British Columbia Business Corporations Act or the articles can also be delivered in a manner permitted by applicable securities legislation.

	☐	☐	☐

7. Advance Notice	FOR	AGAINST	ABSTAIN

To approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex E to the Proxy Statement) an amendment to the advance notice provisions in the Company's amended and restated articles with respect to the nomination of directors.

	☐	☐	☐

8. To Amend the Indemnification Provisions in the Articles	FOR	AGAINST	ABSTAIN

To approve, with or without variation, by ordinary resolution (the full text of which is set forth in Annex F to the Proxy Statement) an amendment to the indemnification provisions in the amended and restated articles.

	☐	☐	☐

This proxy revokes and supersedes all earlier dated proxies and MUST BE SIGNED.

PLEASE PRINT NAME	Signature of Registered owner(s)	Date (MM/DD/YYYY)

Proxy Voting — Guidelines and Conditions

1.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF THE COMPANY.

2.
THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT PRIOR TO VOTING.

3.
If you appoint the Company Proxyholders to vote your common shares, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your common shares, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

4.
This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5.
Each shareholder has the right to appoint a person other than the Company Proxyholders specified herein to represent them at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a shareholder of the Company.

6.
To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Company.

7.
To be valid, this proxy must be filed using one of the Voting Methods and must be received by Equity Financial Trust Company before the Filing Deadline for Proxies, noted overleaf or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

8.
If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Investor inSite

TMX Equity Transfer Services Inc.* offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tmxequitytransferservices.com/investorinsite

Request for Financial Statements For Fiscal Year 2016

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements, and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

I am a security holder of the Company, and as such request the following:

☐
Annual Financial Statements with MD&A
(Mark this box if you would like to receive the Annual Financial Statements and related MD&A)

☐
Interim Financial Statements with MD&A
(Mark this box if you would like to receive the Interim Financial Statements and

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593.

PEFORMANCE SPORTS GROUP LTD.
FISCAL YEAR — 2016

Click on, "Register Online Now" and complete the registration form. Call us toll free at 1-866-393-4891 with any questions.

*TMX Equity Transfer Services Inc. is operating the transfer agency and corporate trust business in the name of Equity Financial Trust Company for a transitional period.

TMXEquityTransferServices.com
 VANCOUVER CALGARY TORONTO MONTRÉAL

[Status]

Any questions and requests for assistance may be directed to Performance Sports Group Ltd.
Proxy Solicitation Agent:

North American Toll Free Phone:

1-866-521-4425

Banks, Brokers and collect calls: 201-806-7301
Toll Free Facsimile: 1-888-509-5907
Email: inquiries@dfking.com

QuickLinks

Performance Sports Group Ltd. 100 Domain Drive Exeter, New Hampshire 03833
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST BEING CONDUCTED BY THE WALTER GRAEME ROUSTAN TRUST
REPORTING CURRENCY

  PRELIMINARY COPY — SUBJECT TO COMPLETION
PROXY STATEMENT
VOTING PROCEDURES
BACKGROUND OF THE SOLICITATION
FINANCIAL STATEMENTS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board of Directors and Corporate Governance
PROPOSAL NO. 2 APPROVAL OF APPOINTMENT OF AUDITOR
Audit Related Matters
PROPOSAL NO. 3 ADOPTION OF OMNIBUS EQUITY INCENTIVE PLAN
Omnibus Equity Incentive Plan
U.S. Federal Income Tax Consequences
Canadian Federal Income Tax Consequences
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM REQUIREMENT FOR MEETINGS OF EACH OF SHAREHOLDERS AND THE BOARD OF DIRECTORS
PROPOSAL NO. 5 APPROVAL OF AN AMENDMENT TO THE NOTICE OF ARTICLES AND THE ARTICLES TO REMOVE REFERENCES TO PROPORTIONATE VOTING SHARES
PROPOSAL NO. 6 APPROVAL OF AN AMENDMENT TO THE METHOD OF GIVING NOTICE IN THE ARTICLES
PROPOSAL NO. 7 APPROVAL OF AN AMENDMENT TO THE ADVANCE NOTICE PROVISIONS IN THE ARTICLES WITH RESPECT TO THE NOMINATION OF DIRECTORS
PROPOSAL NO. 8 APPROVAL OF AN AMENDMENT TO THE INDEMNIFICATION PROVISIONS IN THE ARTICLES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
OTHER MATTERS
ANNEX A ORDINARY RESOLUTION APPROVING THE OMNIBUS EQUITY INCENTIVE PLAN
ANNEX B ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM FOR MEETINGS OF EACH OF SHAREHOLDERS AND THE BOARD OF DIRECTORS
ANNEX C SPECIAL RESOLUTION APPROVING AN AMENDMENT TO THE NOTICE OF ARTICLES AND THE ARTICLES TO REMOVE REFERENCES TO PROPORTIONATE VOTING SHARES
"PART 26 SPECIAL RIGHTS AND RESTRICTIONS
ANNEX D ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE METHOD OF GIVING NOTICE IN THE ARTICLES
ANNEX E ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE ADVANCE NOTICE PROVISIONS IN THE ARTICLES WITH RESPECT TO NOMINATION OF DIRECTORS
ANNEX F ORDINARY RESOLUTION APPROVING AN AMENDMENT TO THE INDEMNIFICATION PROVISIONS IN THE ARTICLES
ANNEX G OMNIBUS EQUITY INCENTIVE PLAN
OMNIBUS EQUITY INCENTIVE PLAN Performance Sports Group Ltd. Omnibus Equity Incentive Plan
ANNEX H SECOND AMENDED AND RESTATED ARTICLES
  Incorporation Number BC0896936
SECOND AMENDED AND RESTATED ARTICLES OF PERFORMANCE SPORTS GROUP LTD.

  Incorporation Number BC0896936
SECOND AMENDED AND RESTATED ARTICLES OF PERFORMANCE SPORTS GROUP LTD. (the "Company")
PART 1 INTERPRETATION
PART 2 SHARES AND SHARE CERTIFICATES
PART 3 ISSUE OF SHARES
PART 4 SHARE REGISTERS
PART 5 SHARE TRANSFERS
PART 6 TRANSMISSION OF SHARES
PART 7 ACQUISITION OF COMPANY ' ' S SHARES
PART 8 BORROWING POWERS
PART 9 ALTERATIONS
PART 10 MEETINGS OF SHAREHOLDERS
PART 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
PART 12 VOTES OF SHAREHOLDERS
PART 13 DIRECTORS
PART 14 ELECTION AND REMOVAL OF DIRECTORS
PART 15 POWERS AND DUTIES OF DIRECTORS
PART 16 INTERESTS OF DIRECTORS AND OFFICERS
PART 17 PROCEEDINGS OF DIRECTORS
PART 18 EXECUTIVE AND OTHER COMMITTEES
PART 19 OFFICERS
PART 20 INDEMNIFICATION
PART 21 DIVIDENDS
PART 22 ACCOUNTING RECORDS AND AUDITOR
PART 23 NOTICES
PART 24 SEAL
PART 25 PROHIBITIONS
PART 26 SPECIAL RIGHTS AND RESTRICTIONS
ANNEX I CORPORATE GOVERNANCE GUIDELINES
PERFORMANCE SPORTS GROUP LTD. CORPORATE GOVERNANCE GUIDELINES
Appendix "A" DIVERSITY POLICY
ANNEX J AUDIT COMMITTEE CHARTER
PERFORMANCE SPORTS GROUP LTD. CHARTER OF THE AUDIT COMMITTEE